UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10401

Trust for Professional Managers
 (Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI  53202
 (Address of principal executive offices) (Zip code)

Adam W. Smith
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202
 (Name and address of agent for service)

(414)-765-6115
Registrant’s telephone number, including area code

Date of fiscal year end: August 31, 2017

Date of reporting period:  August 31, 2017

Item 1. Reports to Stockholders.

PMC Funds

PMC Core Fixed Income Fund (PMFIX)
PMC Diversified Equity Fund (PMDEX)

Annual Report
August 31, 2017

PM-ANNUAL

PMC Funds
Letter to Shareholders

To our Shareholders:

We are pleased to present you with the Annual Report for the PMC Funds mutual fund family. This report covers both the fiscal quarter and one-year period ended August 31, 2017.

The table below presents the fiscal year performance of the PMC Funds relative to their respective benchmarks. Over the past year the domestic economy has continued on a solid growth trajectory, despite the negative short-term impacts of Hurricanes Harvey and Irma, the continued uncertainty over various policy initiatives in Congress, and the nuclear brinksmanship with North Korea. The Bureau of Economic Analysis reported its third estimate of second quarter 2017 gross domestic product (GDP) of +3.1%, up slightly from the prior estimate, and also higher than the first quarter’s +1.2% reading. The employment situation improved over the prior quarter, with an average of approximately 185,000 jobs added each month. At the same time, the unemployment rate ticked up to 4.4%. The Federal Open Market Committee (FOMC) kept its interest rate policy unchanged with a fed funds rate target range of 1.00%-1.25%. However, the Committee announced that it would begin the process of normalizing its balance sheet in October by not replacing maturing securities.

The global economic environment is picking up steam, as many regions of the world are experiencing meaningfully accelerating growth for the first time in several years. The Eurozone economy grew at a 2.2% annual rate in the second quarter, which follows a strong showing in the first quarter. A surge in exports was the primary driver of the region’s growth. Asian economies have experienced mixed results, with China producing adequate growth, but emerging economies in the region not faring as well. Economists are forecasting that China should generate 6.7% GDP growth for 2017. Latin American economies such as Brazil and Peru are beginning to accelerate, and inflation remains under control.

In general, financial markets have generated solid results over the past year. The 2016 U.S. presidential election seemed to be an inflection point for equities, as investors immediately bid up the prices of stocks on anticipation of President Trump’s perceived pro-growth policies. Returns have remained strong so far in 2017, even in the face of the Trump administration’s setbacks on health care and immigration. Investors remain optimistic over the prospects for tax reform. Stock prices continued to march higher through the summer months, ending August near record levels.

As the domestic economy marched to steady improvement, yields on U.S. Treasury securities rose materially. The yield on the 10-year U.S. Treasury rose from 1.58% to 2.12% over the twelve months ended August 31, 2017. Contributing to the rise in yields was the FOMC’s decision to begin normalizing its balance sheet beginning in October 2017.

Total Returns as of August 31, 2017*
*Periods of Less than One Year Are Unannualized

Fund	Three Months	Six Months	Year to Date	One Year	Five Year	Since Inception	Inception Date	Gross Expense Ratio
PMC Diversified Equity Fund	+3.01%	+6.63%	+11.77%	+14.54%	+10.25%	+10.24%	8-26-09	1.49%
MSCI World Index Net Return	+2.93%	+7.80%	+13.47%	+16.19%	+11.10%	+9.87%
PMC Core Fixed Income Fund	+0.95%	+2.40%	+3.65%	+0.78%	+1.83%	+4.95%	9-28-07	1.41%
Bloomberg Barclays Capital U.S. Aggregate Bond Index	+1.23%	+2.74%	+3.64%	+0.49%	+2.19%	+4.36%

Past performance is no guarantee of future returns. Current performance may be higher or lower than the performance data shown. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, please visit the Funds’ website at www.investpmc.com or by calling 888-762-7338. Performance results reflect contractual expense subsidies and waivers in effect until December 29, 2018; without these waivers, returns would have been less favorable.

PMC Diversified Equity Fund

The PMC Diversified Equity Fund was launched on August 26, 2009, and provides broad equity asset class exposure, diversified globally. The Fund’s investment objective is long-term capital appreciation, and the five sub-advisers selected to manage Fund assets are: Mellon Capital Management Corporation (Large Cap Growth); Boston Partners Global Investors, Inc. (Large Cap Value); Envestnet Asset Management, Inc. (PMC) (Large Cap Core, International ADR and Emerging Markets ADR); Delaware Investments Fund Advisers (Small Cap Core); and Epoch Investment Partners, Inc. (International ADR). Envestnet Asset Management, Inc. serves as the Fund’s investment adviser and, in addition to actively managing a portion of the Fund’s portfolio, selects the sub-advisers for the Fund.

As has been the case for the past few years, active managers in general continued to underperform the benchmarks, an environment that has contributed to the Fund’s performance, as it lagged that of the benchmark over the twelve-month period ended August 31, 2017. For the most recent three-month period, the Fund generated a return of +3.01%, outperforming the +2.93% return of the MSCI World Index Net Return. For the twelve months ended August 31, 2017, the Fund generated a total return of +14.54%, trailing the +16.19% return of the benchmark. In a reversal of the prior year, relative performance suffered during the twelve-month period from an overweight to domestic equities relative to both European and Asian equities, as international markets have outperformed their domestic counterparts. A slight overweight to information technology and underweight to consumer staples contributed positively to performance during the year, as did security selection in several sectors, including industrials. Among the detractors from performance during the year was the Fund’s allocation to cash, as well as an overexposure to mid cap and small cap stocks relative to the benchmark. As has been the case in recent years, the Fund’s underweights to a handful of information technology companies such as Apple, Inc. (AAPL), Facebook, Inc. (FB) and Microsoft, Inc. (MSFT) were material detractors from performance.

In addition to the risk that active managers will underperform the benchmark indices generally, the primary risks to the strategies employed by the Fund’s sub-advisers continue to primarily involve systematic risk. Because each of the sub-advisers controls the risk of the portfolio relative to their respective benchmark, the overall portfolio should track the fund benchmark fairly closely on a relative basis. However, in general market declines the sub-advisers’ fully invested strategies would incur a setback commensurate with the decline in the benchmark.

PMC Core Fixed Income Fund

The PMC Core Fixed Income Fund provides broad exposure to the core segments of the domestic fixed income market. The Fund’s investment objective is to provide current income consistent with low volatility of principal, and the two sub-advisers selected to manage the Fund assets are: Neuberger Berman Investment Advisers LLC and Schroder Investment Management North America Inc.

Over the past twelve months the environment for fixed income securities has been relatively stable. The FOMC has done a credible job of communicating its policies. While the committee’s target range on the fed funds rate remains fairly low at 1.00%-1.25%, the FOMC did announce that the long-awaited normalizing, or reduction, of its balance sheet would begin in October. Against this backdrop, the Fund generated a positive return for both the three- and twelve-month periods ended August 31, 2017. For the most recent three-month period, the Fund generated a return of +0.95%, slightly underperforming the benchmark Bloomberg Barclays Capital U.S. Aggregate Bond Index return of +1.23%. For the twelve months ended August 31, 2017, the Fund posted a return of +0.78%, outperforming the benchmark return of +0.49%. The primary factor positively impacting performance over the past twelve-month period was security selection within the corporate bond and government-related securities segments. In addition, as with last year, the Fund’s aggregate underweight to U.S. Treasury securities also was a positive contributor as the sub-advisers correctly anticipated a narrowing in credit spreads (i.e., credit securities outperforming Treasury obligations). The sub-advisers also remain focused on security selection in this environment, and have generally favored conservative duration positioning in the expectation of generally rising interest rates.

The primary risks to the strategies employed by the Fund’s sub-advisers remain in place, and exist at both the macro level and in individual security selection. Due to the Fund’s aggregate overweight exposure to credit securities, the Fund remains likely to underperform the benchmark somewhat if the Federal Reserve makes a policy misstep, and Treasury securities consequently rise relative to credits. In addition, if the general level of interest rates rises rapidly, the Fund will not be immune to losses. Similarly, if certain of the individual credits currently owned by the Fund are adversely affected by economic events, the Fund itself will also be affected.

Remarks

Despite bitter divisions in Washington, flashpoints in North Korea and Iran, and a devastating hurricane season, the U.S. economy continues to churn ahead. It remains the third-longest economic expansion on record, and the consensus among economists is that there is little on the horizon indicating its steady path will face obstacles in the near term. Expectations for tax reform are high and rising corporate profitability is providing justification for record stock prices. Interest rates remain low, inflation continues to be benign, and the subdued market reaction to the FOMC’s initiation of balance sheet normalization have combined to create a low volatility environment. Unlike the past several years, the global environment is now contributing positively, with the Eurozone picking up steam, and other regions enjoying a positive outlook. In spite of the seeming “Goldilocks” environment, risks do remain. As mentioned last quarter, with the market at all-time highs, volatility at historic lows, and valuations extended (at least in the eyes of some market analysts), stock prices could be susceptible to an unforeseen outcome on the policy side or on the earnings front. In addition, if tensions with North Korea go beyond mere rhetoric, volatility is likely to spike and stock prices may suffer a setback. But on balance, investors have reason to be cautiously optimistic.

As always, we appreciate your continued trust and confidence in the PMC Funds. We will continue to do all we can to ensure that such trust and confidence are well placed, and will manage the PMC Funds with that goal clearly in mind.

Brandon R. Thomas
Co-Founder and Chief Investment Officer
Envestnet | PMC

Envestnet Asset Management

The views in this report were those of the Fund’s investment adviser and the Fund’s sub-advisers as of the date of this report, and may not reflect their views on the date the report is first published or anytime thereafter. These views are intended to assist the shareholders of the Funds in understanding their investments in the Funds and do not constitute investment advice.

Investments in smaller companies carry greater risk than is customarily associated with larger companies for various reasons such as volatility of earnings and prospects, higher failure rates, and limited markets, product lines or financial resources. Investing overseas involves special risks, including the volatility of currency exchange rates and, in some cases, limited geographic focus, political and economic instability, and relatively illiquid markets. Income (bond) funds are subject to interest rate risk, which is the risk that debt securities in a fund’s portfolio will decline in value because of increases in market interest rates. Please see the prospectus (http://www.investpmc.com/sites/default/files/documents/The-PMC-Funds-Statutory-Prospectus-12.29.16.pdf) for a complete description of the risks associated with investing in the PMC Funds.

PMC FUNDS
Expense Examples
(Unaudited)

As a shareholder of the PMC Core Fixed Income Fund or the PMC Diversified Equity Fund (each a “Fund”, together the “Funds”), you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution (12b-1) fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds, and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (3/1/17–8/31/17).

Actual Expenses

The first lines of the following table provide information about actual account values and actual expenses. Although the Funds do not charge a sales load, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. Individual Retirement Accounts (“IRA”) will be charged a $15.00 annual maintenance fee. To the extent the Funds invest in shares of exchange-traded funds or other investment companies as part of their investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the direct expenses of the Funds. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the Example. The Example includes, but is not limited to, management fees, distribution (12b-1) fees, fund administration and accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second lines of the table provide information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or exchange fees. Therefore, the second lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 3/1/17	Ending Account Value 8/31/17	Expenses Paid During Period 3/1/17–8/31/17*
PMC Core Fixed Income Fund
Actual	$1,000.00	$1,024.00	$5.10
Hypothetical (5% return before expenses)	1,000.00	1,020.16	5.09

PMC Diversified Equity Fund
Actual	1,000.00	1,066.30	7.03
Hypothetical (5% return before expenses)	1,000.00	1,018.40	6.87

*
Expenses are equal to the annualized expense ratio of 1.00% and 1.35% for the PMC Core Fixed Income Fund and PMC Diversified Equity Fund, respectively, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

PMC CORE FIXED INCOME FUND (PMFIX)
Investment Highlights (Unaudited)

The investment objective of the Fund is to provide current income consistent with low volatility of principal. The Fund’s allocation of portfolio holdings as of August 31, 2017 is shown below.

Allocation of Portfolio Holdings
% of Net assets

*          Valued at the net unrealized appreciation (depreciation).

Average Annual Returns as of August 31, 2017
	PMC Core Fixed Income Fund	Bloomberg Barclays U.S. Aggregate Bond Index
One Year	0.78%	0.49%
Five Year	1.83%	2.19%
Since Inception (9/28/07)	4.95%	4.36%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling the Fund (toll free) at (866) PMC-7338.

Continued

PMC CORE FIXED INCOME FUND (PMFIX)
Investment Highlights (Unaudited) (Continued)

Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made based solely on historical returns.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

The returns shown assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graph illustrates performance of a hypothetical investment made in the Fund and a broad-based securities index on September 28, 2007, the inception date of the Fund. The graph does not reflect any future performance.

The Bloomberg Barclays U.S. Aggregate Bond Index is an index composed of U.S. securities in Treasury, Government-Related, Corporate and Securitized Sectors. It includes securities that are of investment-grade quality or better, have at least one year to maturity and have an outstanding par value of at least $250 million.

One cannot invest directly in an index.

*          Inception Date

PMC DIVERSIFIED EQUITY FUND (PMDEX)
Investment Highlights (Unaudited)

The investment objective of the Fund is long-term capital appreciation. The Fund’s allocation of portfolio holdings as of August 31, 2017 is shown below.

Allocation of Portfolio Holdings
% of Investments

Average Annual Returns as of August 31, 2017

	PMC Diversified Equity Fund	MSCI World Index	MSCI World Index Net Return(1)
One Year	14.54%	16.84%	16.19%
Five Year	10.25%	11.73%	11.10%
Since Inception (8/26/09)	10.24%	10.48%	9.87%

(1)	The MSCI World Index Net Return has replaced the MSCI World Index as the Fund’s primary benchmark. The Adviser believes that the new index is more appropriate given the Fund’s holdings.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling the Fund (toll free) at (866) PMC-7338.

Continued

PMC DIVERSIFIED EQUITY FUND (PMDEX)
Investment Highlights (Unaudited) (Continued)

Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made based solely on historical returns.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

The returns shown assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graph illustrates performance of a hypothetical investment made in the Fund and a broad-based securities index on August 26, 2009, the inception date of the Fund. The graph does not reflect any future performance.

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. Net return indices reinvest dividends after the deduction of taxes, using a tax rate applicable to non-resident investors who do not benefit from table taxation treaties. The MSCI World Index consists of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States.

One cannot invest directly in an index.

*          Inception Date

PMC CORE FIXED INCOME FUND	Schedule of Investments
August 31, 2017

	Principal Amount	Value
Asset-Backed Securities—10.98%
Accredited Mortgage Loan Trust
2005-3, 1.710% (1 Month LIBOR USD + 0.480%), 09/25/2035(c)	$188,000	$180,377
Aegis Asset Backed Securities Trust
2005-3, 1.714% (1 Month LIBOR USD + 0.480%), 08/25/2035(c)	330,000	315,545
Ally Auto Receivables Trust
2017-3, 1.530%, 03/16/2020	360,000	360,100
American Airlines Trust
2014-1, 4.375%, 10/01/2022	405,138	416,705
AmeriCredit Automobile Receivables Trust
2013-5, 2.290%, 11/08/2019	187,209	187,611
Ameriquest Mortgage Securities, Inc.
2003-10, 1.994% (1 Month LIBOR USD + 0.760%), 12/25/2033(c)	121,304	120,915
2004-R2, 1.924% (1 Month LIBOR USD + 0.690%), 04/25/2034(c)	98,976	99,091
2005-R7, 1.734% (1 Month LIBOR USD + 0.500%), 09/25/2035(c)	150,000	149,644
Argent Securities, Inc.
2005-W2, 1.724% (1 Month LIBOR USD + 0.490%), 10/25/2035(c)	420,000	410,741
Asset Backed Funding Certificates
2004-OPT3, 2.014% (1 Month LIBOR USD + 0.780%), 11/25/2033(c)	449,442	433,929
BA Credit Card Trust
2015-2A, 1.360%, 09/15/2020	392,000	391,916
CAL Funding III Ltd.
2017-1A, 3.620%, 06/25/2042(b)	956,783	969,791
CarFinance Capital Auto Trust
2015-1A, 1.750%, 06/15/2021(b)	30,732	30,729
Carlyle Global Market Strategies
2017-1A, 2.461% (3 Month LIBOR USD + 1.300%), 04/20/2031(a)(b)	1,375,000	1,383,542
Carrington Mortgage Loan Trust
2005-OPT2, 2.209% (1 Month LIBOR USD + 0.980%), 05/25/2035(c)	100,000	98,893
2005-NC3, 1.694% (1 Month LIBOR USD + 0.460%), 06/25/2035(c)	187,685	188,201
2005-NC5, 1.714% (1 Month LIBOR USD + 0.480%), 10/25/2035(c)	280,000	271,291
2006-NC1, 1.544% (1 Month LIBOR USD + 0.310%), 01/25/2036(c)	380,000	367,607
2006-RFC1, 1.384% (1 Month LIBOR USD + 0.150%), 05/25/2036(c)	75,489	75,407
Cedar Funding VI CLO Ltd.
2016-6A, 2.777% (3 Month LIBOR USD + 1.470%), 10/20/2028(a)(b)	1,480,000	1,494,696
Centex Home Equity Loan Trust
2005-D, 1.714% (1 Month LIBOR USD + 0.480%), 10/25/2035(c)	435,000	434,535
Chase Issuance Trust
2016-7A, 1.060%, 09/16/2019	1,526,000	1,525,750
2015-5A, 1.360%, 04/15/2020	180,000	179,961
Citibank Credit Card Issuance Trust
2016-A1, 1.750%, 11/19/2021	2,470,000	2,475,876
Citigroup Mortgage Loan Trust, Inc.
2005-HE2, 1.984% (1 Month LIBOR USD + 0.750%), 05/25/2035(a)(b)	16,308	16,325
2006-WFHE4, 1.514% (1 Month LIBOR USD + 0.280%), 11/25/2036(c)	227,000	224,143
CLI Funding LLC
2013-1A, 2.830%, 03/18/2028(b)	108,467	107,607
2013-2A, 3.220%, 06/18/2028(b)	68,450	68,183
CWABS, Inc.
2004-5, 1.734% (1 Month LIBOR USD + 0.500%), 10/25/2034(c)	442,403	436,437
2005-AB1, 1.864% (1 Month LIBOR USD + 0.630%), 08/25/2035(c)	688,469	675,814
Discover Card Execution Note Trust
2013-A6, 1.677% (1 Month LIBOR USD + 0.450%), 04/15/2021(a)	1,000,000	1,004,364

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments
August 31, 2017 (Continued)

	Principal
	Amount	Value
ECAF I Ltd.
2015-1A, 3.473%, 06/15/2040(b)	$424,167	$423,677
Element Rail Leasing II LLC
2015-1A, 3.585%, 02/19/2045(b)	440,000	442,836
EquiFirst Mortgage Loan Trust
2003-2, 2.353% (1 Month LIBOR USD + 1.130%), 09/25/2033(c)	409,116	403,112
Fieldstone Mortgage Investment Trust
2005-1, 2.359% (1 Month LIBOR USD + 1.130%), 03/25/2035(c)	159,920	157,058
First Franklin Mortgage Loan Trust
2005-FF1, 1.969% (1 Month LIBOR USD + 0.740%), 12/25/2034(c)	89,966	90,479
2004-FFH4, 2.809% (1 Month LIBOR USD + 1.580%), 01/25/2035(c)	87,308	87,823
Flagship Credit Auto Trust
2014-1, 2.550%, 02/18/2020(b)	30,997	31,026
2015-2, 1.980%, 10/15/2020(b)	156,275	156,497
Fremont Home Loan Trust
2005-2, 1.984% (1 Month LIBOR USD + 0.750%), 06/25/2035(c)	330,000	322,405
GSAA Home Equity Trust
2005-5, 2.959% (1 Month LIBOR USD + 1.730%), 02/25/2035(c)	420,000	399,186
GSAMP Trust
2002-HE2, 5.728% (1 Month LIBOR USD + 4.500%), 10/20/2032(c)	221,825	222,967
Home Equity Mortgage Loan Asset-Backed Trust
2005-D, 1.584% (1 Month LIBOR USD + 0.350%), 03/25/2036(c)	115,000	114,941
Home Equity Mortgage Trust
2004-5, 2.834% (1 Month LIBOR USD + 1.600%), 02/25/2035(c)	49,999	50,002
HSI Asset Securitization Corp. Trust
2006-OPT2, 1.624% (1 Month LIBOR USD + 0.390%), 01/25/2036(c)	390,000	375,127
JP Morgan Mortgage Acquisition Trust
2007-CH1, 1.514% (1 Month LIBOR USD + 0.280%), 11/25/2036(c)	310,000	306,240
Morgan Stanley ABS Capital I, Inc. Trust
2003-HE1, 2.434% (1 Month LIBOR USD + 1.200%), 05/25/2033(c)	225,823	224,496
2004-NC8, 2.149% (1 Month LIBOR USD + 0.920%), 09/25/2034(c)	634,431	628,026
2005-HE3, 2.209% (1 Month LIBOR USD + 0.980%), 07/25/2035(c)	392,010	392,801
Morgan Stanley Dean Witter Capital I, Inc. Trust
2002-AM2, 2.359% (1 Month LIBOR USD + 1.130%), 05/25/2032(c)	101,693	101,806
Morgan Stanley Home Equity Loan Trust
2005-1, 2.284% (1 Month LIBOR USD + 1.050%), 12/25/2034(c)	300,000	296,775
Navient Student Loan Trust
2016-6A, 1.714% (1 Month LIBOR USD + 0.480%), 03/25/2066(a)(b)	334,019	334,758
2017-3A, 1.534% (1 Month LIBOR USD + 0.300%), 07/26/2066(a)(b)	441,701	441,858
2017-1A, 1.634% (1 Month LIBOR USD + 0.400%), 07/26/2066(a)(b)	408,306	408,899
Newcastle Mortgage Securities Trust
2006-1, 1.514% (1 Month LIBOR USD + 0.280%), 03/25/2036(c)	31,869	31,937
Octagon Investment Partners 24 Ltd.
2015-1A, 2.766% (3 Month LIBOR USD + 1.450%), 05/21/2027(a)(b)	1,355,000	1,355,645
Octagon Investment Partners 30 Ltd.
2017-1A, 2.627% (3 Month LIBOR USD + 1.320%), 03/17/2030(a)(b)	550,000	551,453
OneMain Financial Issuance Trust
2014-1A, 2.430%, 06/18/2024(b)	12,017	12,018
2014-2A, 2.470%, 09/18/2024(b)	30,861	30,942
2015-2A, 2.570%, 07/18/2025(b)	132,826	133,117
2015-1A, 3.190%, 03/18/2026(b)	255,000	258,264
Popular ABS Mortgage Pass-Through Trust
2005-2, 1.494% (1 Month LIBOR USD + 0.260%), 04/25/2035(c)	175,996	172,050

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments
August 31, 2017 (Continued)

	Principal
	Amount	Value
RAMP Trust
2005-RZ2, 1.794% (1 Month LIBOR USD + 0.560%), 05/25/2035(c)	$330,000	$329,002
2006-RZ3, 1.584% (1 Month LIBOR USD + 0.350%), 08/25/2036(c)	280,000	264,142
RASC Trust
2005-EMX2, 1.884% (1 Month LIBOR USD + 0.650%), 07/25/2035(c)	177,357	176,390
2005-KS12, 1.694% (1 Month LIBOR USD + 0.460%), 01/25/2036(c)	390,000	377,773
Santander Drive Auto Receivables Trust
2013-3, 1.810%, 04/15/2019	4,448	4,448
2013-5, 2.250%, 06/17/2019	70,101	70,188
2014-2, 2.330%, 11/15/2019	109,967	110,248
2013-4, 3.250%, 01/15/2020	43,873	43,929
2014-1, 2.360%, 04/15/2020	100,861	101,043
2014-3, 2.130%, 08/17/2020	133,360	133,553
SoFi Professional Loan Program LLC
2014-A, 2.832% (1 Month LIBOR USD + 1.600%), 06/25/2025(a)(b)	47,796	48,442
Soundview Home Loan Trust
2005-OPT1, 1.909% (1 Month LIBOR USD + 0.680%), 06/25/2035(c)	525,000	516,824
2005-OPT3, 1.704% (1 Month LIBOR USD + 0.470%), 11/25/2035(c)	405,000	385,083
2006-1, 1.534% (1 Month LIBOR USD + 0.300%), 02/25/2036(c)	249,841	249,531
2005-4, 1.704% (1 Month LIBOR USD + 0.470%), 03/25/2036(c)	495,000	479,289
Springleaf Funding Trust
2015-AA, 3.160%, 11/15/2024(b)	335,000	337,925
Structured Asset Investment Loan Trust
2004-6, 2.034% (1 Month LIBOR USD + 0.800%), 07/25/2034(c)	193,592	192,142
2004-8, 1.784% (1 Month LIBOR USD + 0.550%), 09/25/2034(c)	216,516	211,913
Structured Asset Securities Corp.
2005-WF1, 1.894% (1 Month LIBOR USD + 0.660%), 02/25/2035(c)	711,616	698,603
2005-NC1, 1.754% (1 Month LIBOR USD + 0.520%), 02/25/2035(c)	440,000	433,510
Structured Asset Securities Corp. Mortgage Loan Trust
2005-NC2, 1.664% (1 Month LIBOR USD + 0.430%), 05/25/2035(c)	99,914	100,166
2006-AM1, 1.394% (1 Month LIBOR USD + 0.160%), 04/25/2036(c)	78,785	78,347
TAL Advantage V LLC
2014-2A, 3.330%, 05/20/2039(b)	134,518	135,125
Textainer Marine Containers V Ltd.
2017-1A, 3.720%, 05/20/2042(b)	174,302	177,284
2017-2A, 3.520%, 06/20/2042(b)	569,597	573,451
Towd Point Mortgage Trust
2017-2, 2.750%, 04/25/2057(b)(d)	490,278	496,436
2017-3, 2.750%, 06/25/2057(b)(d)	940,600	954,769
2017-4, 2.750%, 06/25/2057(b)(d)	478,000	484,057
Toyota Auto Receivables Owner Trust
2017-B, 1.460%, 01/15/2020	600,000	599,903
Trinity Rail Leasing 2012 LLC
2013-1A, 3.898%, 07/15/2043(b)	103,094	104,326
UAL Pass Through Trust
2007-1, 6.636%, 07/02/2022	222,697	242,462
Verizon Owner Trust
2016-2A, 1.680%, 05/20/2021(b)	510,000	510,018
Voya CLO Ltd.
2014-2A, 2.554% (3 Month LIBOR USD + 1.250%), 04/17/2030(a)(b)	1,380,000	1,384,170
Wind River CLO Ltd.
2017-2A, 2.544% (3 Month LIBOR USD + 1.230%), 07/20/2030(a)(b)	1,440,000	1,440,000
Total Asset-Backed Securities (Cost $35,465,459)		36,498,439

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments
August 31, 2017 (Continued)

	Principal
	Amount	Value
Corporate Bonds—24.39%
Accommodation—0.05%
Wynn Las Vegas LLC
5.250%, 05/15/2027(b)	$160,000	$161,800
Administrative and Support Services—0.10%
Scientific Games International, Inc.
7.000%, 01/01/2022(b)	295,000	315,650
Banks—0.24%
SunTrust Banks, Inc.
5.050% (3 Month LIBOR USD + 3.100%), 09/15/2025(a)	785,000	799,473
Beverage and Tobacco Product Manufacturing—0.41%
Anheuser-Busch InBev Finance, Inc.
2.650%, 02/01/2021	1,000,000	1,021,126
Reynolds American, Inc.
4.450%, 06/12/2025	330,000	357,948
		1,379,074
Broadcasting (except Internet)—0.02%
Sirius XM Radio, Inc.
5.375%, 07/15/2026(b)	66,000	69,465
Building Material and Garden Equipment and Supplies Dealers—0.14%
Home Depot, Inc.
2.625%, 06/01/2022	455,000	464,711
Capital Goods—0.16%
General Electric Co.
5.000% (3 Month LIBOR USD + 3.330%), 12/29/2049(a)	494,000	522,405
Chemical Manufacturing—0.88%
Abbott Laboratories
4.900%, 11/30/2046	380,000	426,508
AbbVie, Inc.
3.200%, 11/06/2022	45,000	46,396
4.450%, 05/14/2046	360,000	378,978
Church & Dwight Co., Inc.
2.450%, 08/01/2022	500,000	501,866
Dow Chemical Co.
4.625%, 10/01/2044	40,000	42,720
EMD Finance LLC
2.400%, 03/19/2020(b)	1,150,000	1,161,575
Merck & Co., Inc.
2.350%, 02/10/2022	350,000	355,921
		2,913,964
Clothing and Clothing Accessories Stores—0.06%
L Brands, Inc.
6.875%, 11/01/2035	200,000	192,500
Computer and Electronic Product Manufacturing—1.34%
Apple, Inc.
2.300%, 05/11/2022	845,000	852,786
3.000%, 06/20/2027	500,000	504,340
4.650%, 02/23/2046	400,000	457,602
4.250%, 02/09/2047	220,000	239,026

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments
August 31, 2017 (Continued)

	Principal
	Amount	Value
Dell International LLC
4.420%, 06/15/2021(b)	$650,000	$685,507
5.450%, 06/15/2023(b)	780,000	855,528
6.020%, 06/15/2026(b)	315,000	352,501
QUALCOMM, Inc.
2.600%, 01/30/2023	500,000	505,343
		4,452,633
Credit Intermediation and Related Activities—3.65%
Ally Financial, Inc.
3.250%, 09/29/2017	90,000	90,095
Bank of America Corp.
2.169% (3 Month LIBOR USD + 0.870%), 04/01/2019(a)	320,000	323,058
2.369% (3 Month LIBOR USD + 0.660%), 07/21/2021(a)	1,545,000	1,550,227
4.200%, 08/26/2024	465,000	490,142
3.950%, 04/21/2025	585,000	604,694
3.875%, 08/01/2025	555,000	584,158
3.500%, 04/19/2026	400,000	408,022
Capital One Bank USA NA
3.375%, 02/15/2023	610,000	622,269
Capital One Financial Corp.
2.500%, 05/12/2020	245,000	247,395
Capital One NA
2.350%, 01/31/2020	785,000	788,312
2.461% (3 Month LIBOR USD + 1.150%), 01/30/2023(a)	500,000	502,664
Citigroup, Inc.
2.700%, 03/30/2021	775,000	786,061
4.050%, 07/30/2022	65,000	68,562
3.200%, 10/21/2026	1,095,000	1,085,295
Discover Financial Services
4.100%, 02/09/2027	580,000	595,272
HSBC Bank USA, N.A.
4.875%, 08/24/2020	480,000	518,259
JPMorgan Chase & Co.
2.700%, 05/18/2023	1,255,000	1,259,498
3.540% (3 Month LIBOR USD + 1.380%), 05/01/2028(a)	675,000	687,952
Regions Bank
2.250%, 09/14/2018	250,000	251,021
Wells Fargo & Co.
3.069%, 01/24/2023	645,000	659,603
		12,122,559
Data Processing, Hosting and Related Services—0.14%
Hewlett Packard Enterprise Co.
4.900%, 10/15/2025	425,000	451,875
Educational Services—0.02%
George Washington University
3.485%, 09/15/2022	75,000	78,321
Food and Beverage Stores—0.30%
Kroger Co.
2.800%, 08/01/2022	1,000,000	1,008,560
Food Manufacturing—0.41%
Smithfield Foods, Inc.
2.700%, 01/31/2020(b)	330,000	332,649

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments
August 31, 2017 (Continued)

	Principal
	Amount	Value
Tyson Foods, Inc.
3.550%, 06/02/2027	$1,015,000	$1,040,823
		1,373,472
Funds, Trusts, and Other Financial Vehicles—0.02%
Sabra Health Care LP
5.375%, 06/01/2023	65,000	67,581
General Merchandise Stores—0.01%
JC Penney Corp., Inc.
5.650%, 06/01/2020	25,000	24,833
Hospitals—0.37%
Community Health Systems, Inc.
5.125%, 08/01/2021	127,000	127,476
HCA, Inc.
4.750%, 05/01/2023	250,000	264,325
HealthSouth Corp.
5.750%, 09/15/2025	420,000	438,900
Tenet Healthcare Corp.
4.625%, 07/15/2024(b)	400,000	400,920
		1,231,621
Insurance Carriers and Related Activities—0.46%
American International Group, Inc.
3.300%, 03/01/2021	674,000	698,101
3.900%, 04/01/2026	646,000	675,568
Fidelity & Guaranty Life Holdings, Inc.
6.375%, 04/01/2021(b)	165,000	170,362
		1,544,031
Merchant Wholesalers, Durable Goods—0.17%
Glencore Funding LLC
4.000%, 03/27/2027(b)	545,000	552,938
Merchant Wholesalers, Nondurable Goods—0.32%
Cardinal Health, Inc.
3.079%, 06/15/2024	305,000	309,877
Sherwin-Williams Co.
3.125%, 06/01/2024	750,000	762,066
		1,071,943
Miscellaneous Manufacturing—0.35%
Becton Dickinson and Co.
3.363%, 06/06/2024	1,150,000	1,165,846
Nonstore Retailers—0.67%
Amazon.com, Inc.
3.150%, 08/22/2027(b)	2,035,000	2,075,952
Suburban Propane Partners LP
5.750%, 03/01/2025	160,000	158,400
		2,234,352
Oil and Gas Extraction—1.41%
Apache Corp.
4.750%, 04/15/2043	300,000	297,998
Continental Resources, Inc.
5.000%, 09/15/2022	782,000	788,842

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments
August 31, 2017 (Continued)

	Principal
	Amount	Value
Noble Energy, Inc.
4.150%, 12/15/2021	$843,000	$893,479
3.850%, 01/15/2028	1,250,000	1,256,010
6.000%, 03/01/2041	40,000	45,178
5.250%, 11/15/2043	620,000	637,882
Phillips 66
1.954% (3 Month LIBOR USD + 0.650%), 04/15/2019(a)(b)	425,000	425,428
Plains All American Pipeline LP
4.500%, 12/15/2026	325,000	333,532
		4,678,349
Performing Arts, Spectator Sports, and Related Industries—0.49%
Activision Blizzard, Inc.
4.500%, 06/15/2047	475,000	495,492
Viacom, Inc.
4.375%, 03/15/2043	785,000	676,795
5.875% (3 Month LIBOR USD + 3.900%), 02/28/2057(a)	445,000	445,440
		1,617,727
Petroleum and Coal Products Manufacturing—0.10%
MPLX LP
4.125%, 03/01/2027	315,000	320,264
Pipeline Transportation—0.53%
Crestwood Midstream Partners LP
6.250%, 04/01/2023	220,000	228,250
Energy Transfer LP
4.150%, 10/01/2020	250,000	261,066
3.600%, 02/01/2023	600,000	609,302
6.500%, 02/01/2042	375,000	422,030
Phillips 66 Partners LP
3.605%, 02/15/2025	95,000	95,702
Williams Partners LP
5.400%, 03/04/2044	145,000	157,009
		1,773,359
Plastics and Rubber Products Manufacturing—0.23%
Newell Brands, Inc.
3.850%, 04/01/2023	737,000	780,725
Professional, Scientific, and Technical Services—0.19%
VMware, Inc.
2.300%, 08/21/2020	620,000	622,251
Publishing Industries (except Internet)—0.49%
21st Century Fox America, Inc.
3.375%, 11/15/2026	245,000	248,695
Microsoft Corp.
4.100%, 02/06/2037	775,000	848,557
4.500%, 02/06/2057	480,000	540,296
		1,637,548
Real Estate—0.81%
American Tower Corp.
2.800%, 06/01/2020	670,000	682,945

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments
August 31, 2017 (Continued)

	Principal
	Amount	Value
Digital Realty Trust LP
3.950%, 07/01/2022	$1,010,000	$1,072,817
2.750%, 02/01/2023	520,000	521,820
EPR Properties
5.750%, 08/15/2022	380,000	424,040
		2,701,622
Rental and Leasing Services—1.82%
ERAC USA Finance LLC
4.200%, 11/01/2046(b)	395,000	381,360
Ford Motor Credit Co. LLC
2.425%, 06/12/2020	480,000	481,405
3.157%, 08/04/2020	350,000	358,024
3.336%, 03/18/2021	1,145,000	1,173,855
2.979%, 08/03/2022	1,935,000	1,936,039
General Motors Financial Co., Inc.
3.700%, 11/24/2020	525,000	544,498
3.200%, 07/06/2021	565,000	575,447
4.000%, 10/06/2026	600,000	602,157
		6,052,785
Securities, Commodity Contracts, and Other Financial Investments and Related Activities—2.76%
BAT Capital Corp.
2.764%, 08/15/2022(b)	1,580,000	1,595,419
4.540%, 08/15/2047(b)	1,440,000	1,493,471
Goldman Sachs Group, Inc.
2.875%, 02/25/2021	50,000	50,849
3.087% (3 Month LIBOR USD + 1.770%), 02/25/2021(a)	126,000	130,639
2.917% (3 Month LIBOR USD + 1.600%), 11/29/2023(a)	100,000	103,338
3.850%, 01/26/2027	1,375,000	1,416,379
3.691% (3 Month LIBOR USD + 1.510%), 06/05/2028(a)	835,000	850,452
5.150%, 05/22/2045	500,000	571,837
Morgan Stanley
3.750%, 02/25/2023	880,000	923,668
3.591% (3 Month LIBOR USD + 1.340%), 07/22/2028(a)	1,550,000	1,572,623
5.450% (3 Month LIBOR USD + 3.610%), 12/29/2049(a)	320,000	329,600
S&P Global, Inc.
3.300%, 08/14/2020	131,000	134,782
		9,173,057
Support Activities for Mining—0.29%
Hess Corp.
4.300%, 04/01/2027	815,000	800,669
Targa Resources Partners LP
6.750%, 03/15/2024	150,000	163,125
		963,794
Telecommunications—3.65%
AT&T, Inc.
3.400%, 05/15/2025	345,000	344,311
3.900%, 08/14/2027	2,245,000	2,269,151
4.500%, 05/15/2035	535,000	525,509
5.250%, 03/01/2037	680,000	718,995
4.750%, 05/15/2046	785,000	755,284
5.450%, 03/01/2047	1,310,000	1,382,722

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments
August 31, 2017 (Continued)

	Principal
	Amount	Value
Charter Communications Operating LLC
4.908%, 07/23/2025	$1,195,000	$1,282,214
6.484%, 10/23/2045	695,000	801,193
5.375%, 05/01/2047(b)	490,000	502,298
Crown Castle International Corp.
3.200%, 09/01/2024	825,000	829,682
T-Mobile USA, Inc.
6.500%, 01/15/2026	220,000	244,200
Verizon Communications, Inc.
2.625%, 02/21/2020	466,000	475,796
2.946%, 03/15/2022	900,000	917,107
3.500%, 11/01/2024	250,000	254,983
4.125%, 08/15/2046	330,000	293,865
4.672%, 03/15/2055	581,000	542,256
		12,139,566
Transportation Equipment Manufacturing—0.82%
General Motors Co.
2.112% (3 Month LIBOR USD + 0.800%), 08/07/2020(a)	1,600,000	1,600,682
6.250%, 10/02/2043	440,000	495,530
Rockwell Collins, Inc.
3.200%, 03/15/2024	625,000	637,044
		2,733,256
Utilities—0.51%
Calpine Corp.
5.250%, 06/01/2026(b)	230,000	226,550
Dominion Resources, Inc.
1.600%, 08/15/2019	170,000	168,925
Dynergy, Inc.
7.375%, 11/01/2022	30,000	31,125
7.625%, 11/01/2024	55,000	56,994
Kinder Morgan, Inc.
5.550%, 06/01/2045	530,000	564,305
Sabine Pass Liquefaction LLC
5.750%, 05/15/2024	145,000	161,475
Southern Co.
2.950%, 07/01/2023	470,000	476,177
		1,685,551
Total Corporate Bonds (Cost $79,298,594)		81,079,461
Foreign Corporate Bonds—6.61%
Allergan Funding SCS
3.450%, 03/15/2022	611,000	635,421
Banque Federative du Credit Mutuel SA
2.700%, 07/20/2022(b)	1,470,000	1,487,315
Barclays Bank PLC
10.180%, 06/12/2021(b)	1,010,000	1,263,946
Barclays PLC
3.650%, 03/16/2025	200,000	201,565
5.200%, 05/12/2026	200,000	214,279
4.337%, 01/10/2028	910,000	950,418
BBVA Banco Continental SA
3.250%, 04/08/2018(b)	120,000	121,044

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments
August 31, 2017 (Continued)

	Principal
	Amount	Value
Canadian Natural Resources Ltd.
2.950%, 01/15/2023	$775,000	$777,340
4.950%, 06/01/2047	535,000	553,687
Cenovus Energy, Inc.
4.250%, 04/15/2027(b)	1,446,000	1,398,464
Credit Suisse Group Funding Guernsey Ltd.
3.800%, 06/09/2023	860,000	897,838
Danske Bank A/S
1.897% (3 Month LIBOR USD + 0.580%), 09/06/2019(a)(b)	675,000	676,292
Enbridge, Inc.
6.000% (3 Month LIBOR USD + 3.890%), 01/15/2077(a)	445,000	471,905
Ensco PLC
5.750%, 10/01/2044	338,000	218,855
Fermaca Enterprises S de RL de CV
6.375%, 03/30/2038(b)	188,403	204,888
FLY Leasing Ltd.
6.375%, 10/15/2021	200,000	210,250
HSBC Holdings PLC
2.650%, 01/05/2022	765,000	771,004
6.000% (5 Year Mid Swap Rate USD + 3.750%), 05/22/2162(a)	925,000	974,950
Johnson Controls International PLC
3.900%, 02/14/2026	215,000	229,152
Lloyds Banking Group PLC
3.100%, 07/06/2021	405,000	413,247
Mondelez International Holdings Netherlands BV
1.924% (3 Month LIBOR USD + 0.610%), 10/28/2019(a)(b)	1,390,000	1,395,849
Norddeutsche Landesbank Girozentrale
2.000%, 02/05/2019(b)	200,000	200,847
Petrobras Global Finance BV
7.375%, 01/17/2027	660,000	730,778
Petroleos Mexicanos
3.500%, 01/30/2023	745,000	740,344
6.500%, 03/13/2027(b)	540,000	604,800
5.625%, 01/23/2046	793,000	748,592
Royal Bank of Scotland Group PLC
3.875%, 09/12/2023	1,055,000	1,081,485
Shire Acquisitions Investments Ireland DAC
2.400%, 09/23/2021	575,000	571,405
SpareBank 1 Boligkreditt AS
1.750%, 11/15/2019(b)	495,000	493,328
Standard Chartered PLC
1.700%, 04/17/2018(b)	240,000	239,774
Suncor Energy, Inc.
6.500%, 06/15/2038	84,000	109,494
Telefonica Emisiones SAU
4.103%, 03/08/2027	475,000	497,272
UBS Group Funding Switzerland AG
4.125%, 09/24/2025(b)	1,100,000	1,168,025
Vale Overseas Ltd.
6.250%, 08/10/2026	615,000	700,178
Total Foreign Corporate Bonds (Cost $21,487,558)		21,954,031

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments
August 31, 2017 (Continued)

	Principal Amount		Value
Foreign Government Agency Issues—0.58%
Development Bank of Japan, Inc.
2.125%, 09/01/2022(b)	$340,000		$339,291
2.625%, 09/01/2027(b)	580,000		577,442
Province of Manitoba, Canada
9.625%, 12/01/2018	60,000		65,677
Province of New Brunswick, Canada
2.750%, 06/15/2018	940,000		949,340
Total Foreign Government Agency Issues (Cost $1,927,459)			1,931,750
Foreign Government Notes/Bonds—0.91%
Colombia Government International Bond
3.875%, 04/25/2027	960,000		979,440
Costa Rica Government International Bond
4.250%, 01/26/2023	725,000		715,938
Ecuador Government International Bond
10.750%, 03/28/2022(b)	679,000		746,900
Mexican Bonos
6.500%, 06/09/2022	10,700,000	(f)	593,576
Total Foreign Government Notes/Bonds (Cost $2,950,327)			3,035,854
Mortgage-Backed Securities—21.61%
Citigroup Commercial Mortgage Trust
2014-GC25, 1.199%, 10/10/2047(d)(e)	1,554,802		92,287
2015-GC27, 1.568%, 02/10/2048(d)(e)	1,190,053		95,181
2016-GC36, 3.616%, 02/10/2049	200,000		210,925
Cold Storage Trust
2017-ICE3, 3.327% (1 Month LIBOR USD + 2.100%), 04/15/2036(a)(b)	575,000		582,487
COMM Mortgage Trust
2013-LC6, 0.495%, 01/10/2046(b)(d)(e)	2,000,000		39,620
2013-CR6, 0.726%, 03/10/2046(d)(e)	1,500,000		41,224
2014-CR16, 1.348%, 04/10/2047(d)(e)	1,721,673		84,257
2014-LC15, 1.502%, 04/10/2047(d)(e)	1,988,855		106,859
2014-CR17, 1.300%, 05/10/2047(d)(e)	1,448,534		72,158
2014-UBS3, 1.473%, 06/10/2047(d)(e)	1,142,001		65,412
2014-UBS6, 1.176%, 12/10/2047(d)(e)	1,917,227		95,236
2015-LC21, 3.708%, 07/10/2048	100,000		106,532
Commercial Mortgage Loan Trust
2008-LS1, 6.372%, 12/10/2049(d)	13,828		13,816
CSAIL Commercial Mortgage Trust
2016-C7, 3.502%, 11/18/2049	275,000		287,533
2015-C2, 1.003%, 06/15/2057(d)(e)	1,703,771		81,043
Fannie Mae Connecticut Avenue Securities
2017-C03, 4.234% (1 Month LIBOR USD + 3.000%), 10/25/2029(a)	300,000		305,594
2017-C04, 4.084% (1 Month LIBOR USD + 2.850%), 11/25/2029(a)	364,000		368,255
2017-C05, 3.434% (1 Month LIBOR USD + 2.200%), 01/25/2030(a)	480,000		469,379
Fannie Mae Pool
897512, 5.000%, 12/01/2021	27,074		27,733
254832, 5.500%, 08/01/2023	74,248		82,086
254908, 5.000%, 09/01/2023	73,046		79,779
255320, 5.000%, 07/01/2024	12,011		13,118
931738, 3.500%, 08/01/2024	167,345		174,720
#TBA, 3.000%, 09/15/2026	220,000		227,167
AX5306, 3.500%, 01/01/2027	50,626		52,857
256714, 5.500%, 05/01/2027	289,353		319,970
AD0696, 5.500%, 07/01/2027	83,885		93,729

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments
August 31, 2017 (Continued)

	Principal Amount	Value
AP7517, 3.000%, 09/01/2027	$74,858	$77,518
257075, 5.500%, 02/01/2028	9,100	10,134
257204, 5.500%, 05/01/2028	59,563	65,867
MA0023, 5.000%, 04/01/2029	18,621	20,337
MA0096, 4.500%, 06/01/2029	11,738	12,654
AL8062, 5.500%, 06/01/2029	62,008	68,553
AS3118, 3.000%, 08/01/2029	67,101	69,434
AS4466, 3.000%, 02/01/2030	70,519	72,967
AS4506, 3.000%, 02/01/2030	63,393	65,567
AX9538, 3.000%, 02/01/2030	93,623	96,879
AE0205, 5.000%, 03/01/2030	21,761	23,773
AS4877, 3.000%, 04/01/2030	81,713	84,552
AY4218, 3.000%, 05/01/2030	91,211	94,380
AS5240, 3.000%, 06/01/2030	69,718	72,144
AZ0886, 3.000%, 07/01/2030	55,454	57,382
AS6096, 3.000%, 10/01/2030	17,913	18,535
890710, 3.000%, 02/01/2031	45,724	47,252
MA2596, 3.000%, 04/01/2031	62,500	64,589
AB3000, 4.500%, 05/01/2031	27,177	29,322
MA2831, 3.000%, 12/01/2031	92,252	95,335
BM1177, 3.000%, 12/01/2031	81,237	84,096
AS9505, 3.000%, 04/01/2032	111,261	114,979
AS9520, 3.500%, 04/01/2032	231,872	242,478
MA3060, 3.000%, 07/01/2032	137,623	142,221
720679, 5.000%, 06/01/2033	20,474	22,597
725027, 5.000%, 11/01/2033	12,309	13,586
888283, 5.000%, 08/01/2034	58,569	64,645
725946, 5.500%, 11/01/2034	126,941	142,262
735484, 5.000%, 05/01/2035	17,191	18,972
830722, 5.000%, 07/01/2035	52,667	58,083
735925, 5.000%, 10/01/2035	51,407	56,722
836427, 5.000%, 10/01/2035	25,788	28,450
885399, 5.500%, 06/01/2036	35,587	39,718
900527, 6.000%, 09/01/2036	3,502	3,993
915320, 6.000%, 03/01/2037	29,580	33,398
256711, 5.500%, 05/01/2037	25,461	28,211
940765, 5.500%, 06/01/2037	49,659	55,071
942051, 5.500%, 07/01/2037	63,511	70,676
952572, 5.500%, 09/01/2037	3,073	3,430
967254, 5.500%, 12/01/2037	3,255	3,605
889757, 5.000%, 02/01/2038	25,810	28,489
962343, 5.000%, 03/01/2038	24,572	26,837
929301, 5.000%, 04/01/2038	22,828	24,933
257161, 5.500%, 04/01/2038	55,899	62,280
982126, 5.000%, 05/01/2038	62,548	68,314
889579, 6.000%, 05/01/2038	33,994	38,545
995681, 6.000%, 05/01/2038	6,779	7,695
889533, 5.500%, 06/01/2038	44,169	49,168
990502, 5.500%, 09/01/2038	124,906	138,091
AB0131, 5.000%, 12/01/2038	17,955	19,810
995245, 5.000%, 01/01/2039	49,256	54,115
995906, 5.000%, 03/01/2039	19,014	20,766
BC4575, 5.500%, 04/01/2039	86,812	96,648
995838, 5.500%, 05/01/2039	127,683	142,264

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments
August 31, 2017 (Continued)

	Principal Amount	Value
AL0070, 5.000%, 07/01/2039	$30,653	$33,478
890326, 5.500%, 01/01/2040	127,318	141,985
932586, 4.500%, 03/01/2040	45,899	49,704
AD1656, 4.500%, 03/01/2040	61,010	66,072
190404, 4.500%, 05/01/2040	112,099	121,453
AD7406, 5.000%, 07/01/2040	18,673	20,567
AD9173, 4.000%, 08/01/2040	434,859	461,691
AD8529, 4.500%, 08/01/2040	110,876	120,303
AB1389, 4.500%, 08/01/2040	95,671	103,792
AB1335, 4.500%, 08/01/2040	8,619	9,352
#TBA, 4.000%, 09/01/2040	2,840,000	3,001,081
MA0510, 4.500%, 09/01/2040	1,134	1,230
AE8714, 3.500%, 11/01/2040	47,321	49,281
890310, 4.500%, 12/01/2040	22,883	24,829
AH3952, 4.000%, 01/01/2041	260,136	276,098
AL0791, 4.000%, 02/01/2041	86,271	92,409
AE0954, 4.500%, 02/01/2041	78,071	84,683
AH7196, 4.500%, 03/01/2041	737,667	799,891
AL0245, 4.000%, 04/01/2041	17,309	18,533
AL0065, 4.500%, 04/01/2041	35,971	39,021
AI1170, 5.000%, 04/01/2041	307,437	336,443
AL0214, 5.000%, 04/01/2041	21,421	23,423
AB2817, 5.000%, 04/01/2041	18,091	19,799
AI4891, 4.500%, 06/01/2041	404,267	438,384
AB3194, 4.500%, 06/01/2041	35,834	38,877
AH7395, 4.500%, 06/01/2041	23,045	24,946
AH1662, 4.500%, 07/01/2041	64,681	70,192
890603, 5.000%, 08/01/2041	138,873	151,674
#TBA, 3.500%, 09/15/2041	1,815,000	1,880,723
#TBA, 4.500%, 09/15/2041	220,000	236,706
AJ1959, 4.500%, 10/01/2041	809,309	876,729
AL1547, 4.500%, 11/01/2041	19,416	21,033
AJ9278, 3.500%, 12/01/2041	18,922	19,697
AJ6346, 3.500%, 12/01/2041	52,792	54,947
AX5302, 4.000%, 01/01/2042	40,022	42,467
AK2415, 4.000%, 02/01/2042	71,793	76,210
AK6744, 4.000%, 03/01/2042	115,961	123,071
AK6743, 4.000%, 03/01/2042	100,191	106,346
AO1214, 3.500%, 04/01/2042	239,717	249,560
AK9393, 3.500%, 04/01/2042	37,826	39,374
AK6568, 3.500%, 04/01/2042	90,051	93,746
AL4029, 4.500%, 04/01/2042	104,625	113,516
AL1886, 3.206% (12 Month LIBOR USD + 1.750%), 06/01/2042(a)	60,143	62,470
AO9553, 4.000%, 07/01/2042	322,658	342,469
AL7306, 4.500%, 09/01/2042	54,877	59,629
#TBA, 3.000%, 09/15/2042	670,000	677,773
AP8743, 3.500%, 10/01/2042	580,680	604,197
AP7363, 4.000%, 10/01/2042	391,700	415,441
AR1977, 3.000%, 01/01/2043	66,619	67,764
AB7733, 3.000%, 01/01/2043	40,972	41,676
AL2897, 3.500%, 01/01/2043	70,945	73,798
AQ9330, 3.500%, 01/01/2043	76,311	79,469
AL3714, 3.500%, 01/01/2043	54,352	56,539
AL5930, 4.500%, 01/01/2043	299,307	324,624

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments
August 31, 2017 (Continued)

	Principal Amount	Value
AB7965, 3.500%, 02/01/2043	$42,893	$44,593
AB8931, 3.000%, 04/01/2043	50,603	51,469
AB8897, 3.000%, 04/01/2043	422,042	429,276
AT2021, 3.500%, 04/01/2043	43,780	45,604
AB9046, 3.500%, 04/01/2043	105,824	110,418
AT1001, 3.500%, 04/01/2043	35,358	36,903
AB9341, 3.000%, 05/01/2043	71,452	72,714
AT5993, 3.000%, 05/01/2043	50,708	51,579
AB9260, 3.500%, 05/01/2043	123,735	128,499
AT5895, 3.000%, 06/01/2043	16,907	17,195
AR7218, 3.000%, 06/01/2043	217,653	221,470
AU1632, 3.000%, 07/01/2043	27,517	27,985
AU1628, 3.000%, 07/01/2043	3,513	3,572
AS0044, 3.000%, 07/01/2043	62,760	63,821
AS0016, 3.000%, 07/01/2043	21,030	21,386
AS0205, 3.000%, 08/01/2043	250,974	255,231
AS0203, 3.000%, 08/01/2043	168,999	171,979
AU3735, 3.000%, 08/01/2043	107,062	108,879
AS0331, 3.000%, 08/01/2043	28,939	29,428
AU0949, 3.500%, 08/01/2043	76,720	80,340
AS0212, 3.500%, 08/01/2043	92,338	96,186
AU3751, 4.000%, 08/01/2043	226,348	241,135
AS0531, 4.000%, 09/01/2043	114,303	122,201
AU6857, 4.000%, 09/01/2043	109,761	117,399
AU4658, 4.500%, 09/01/2043	41,102	44,294
MA1600, 3.500%, 10/01/2043	56,208	58,369
AS1042, 4.000%, 11/01/2043	103,111	109,847
AV0284, 4.500%, 11/01/2043	30,651	32,971
AS1333, 4.500%, 12/01/2043	57,471	61,943
AL4450, 4.500%, 12/01/2043	49,536	53,366
AS1559, 4.000%, 01/01/2044	59,030	62,889
AS2516, 4.500%, 05/01/2044	60,664	65,357
AS2751, 4.500%, 06/01/2044	70,718	76,196
MA1926, 4.500%, 06/01/2044	52,484	56,764
AL6223, 4.500%, 08/01/2044	48,400	52,182
AS3467, 4.000%, 10/01/2044	67,467	71,378
AX2491, 4.000%, 10/01/2044	47,218	49,951
AL6432, 4.000%, 01/01/2045	100,262	106,072
AY4205, 3.000%, 05/01/2045	61,984	62,858
AL9578, 4.000%, 06/01/2045	325,702	345,662
AZ0814, 3.500%, 07/01/2045	100,776	104,814
AZ0862, 3.500%, 07/01/2045	194,839	202,073
AZ4775, 3.500%, 10/01/2045	57,230	59,354
MA2415, 4.000%, 10/01/2045	93,772	99,142
AS6311, 3.500%, 12/01/2045	81,413	84,436
AS6464, 3.500%, 01/01/2046	74,537	77,635
BC0835, 4.000%, 04/01/2046	442,163	467,494
BC2733, 3.000%, 05/01/2046	182,311	184,572
AS7248, 4.000%, 05/01/2046	310,178	327,974
AS7375, 3.000%, 06/01/2046	273,503	276,896
AS7343, 3.000%, 06/01/2046	337,059	341,241
AL9282, 4.000%, 06/01/2046	395,718	418,369
BC7146, 3.000%, 07/01/2046	549,739	556,558
AS7797, 3.000%, 08/01/2046	96,832	98,033

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments
August 31, 2017 (Continued)

	Principal Amount	Value
AS7902, 3.000%, 09/01/2046	$375,725	$380,386
AS8072, 3.000%, 10/01/2046	259,766	262,988
BC9003, 3.000%, 11/01/2046	192,498	194,886
BE5069, 3.000%, 11/01/2046	211,088	213,889
MA2833, 3.000%, 12/01/2046	302,810	306,567
AS8699, 4.000%, 01/01/2047	144,047	152,302
AS8659, 4.000%, 01/01/2047	249,066	263,374
MA2879, 4.000%, 01/01/2047	269,887	285,390
AS8700, 4.500%, 01/01/2047	154,040	165,820
MA2872, 4.500%, 01/01/2047	302,419	325,577
BE5475, 3.500%, 02/01/2047	202,937	210,472
BD7074, 3.000%, 03/01/2047	171,739	173,869
BD7081, 4.000%, 03/01/2047	874,288	924,333
MA2956, 3.000%, 04/01/2047	219,458	222,180
MA2959, 3.500%, 04/01/2047	410,634	425,880
BH0887, 4.000%, 04/01/2047	141,887	150,008
BD7165, 4.000%, 04/01/2047	2,741,745	2,898,684
CA0180, 3.500%, 05/01/2047	239,098	247,975
AS9829, 3.500%, 06/01/2047	247,698	256,895
MA3027, 4.000%, 06/01/2047	2,451,885	2,592,232
MA3088, 4.000%, 08/01/2047	398,242	421,037
Freddie Mac Gold Pool
G1-3122, 5.000%, 04/01/2023	1,210	1,293
D9-6037, 5.000%, 05/01/2023	63,238	68,688
#TBA, 3.000%, 09/15/2027	750,000	774,804
D9-7472, 5.500%, 12/01/2027	5,003	5,499
G1-4953, 3.500%, 01/01/2029	65,045	68,203
G1-6093, 3.000%, 02/01/2032	167,391	173,116
#TBA, 5.500%, 09/01/2034	185,000	203,439
G0-1772, 5.000%, 02/01/2035	3,667	4,017
G0-1883, 5.000%, 08/01/2035	3,036	3,320
A6-8761, 5.500%, 09/01/2037	2,581	2,836
G0-3535, 5.500%, 10/01/2037	1,416	1,573
G0-3812, 5.500%, 02/01/2038	1,920	2,132
G0-4449, 5.500%, 07/01/2038	8,431	9,314
G0-4471, 5.500%, 07/01/2038	4,808	5,332
A8-1743, 5.500%, 09/01/2038	10,938	12,021
A8-2657, 5.500%, 10/01/2038	6,105	6,709
A8-2134, 6.000%, 10/01/2038	4,181	4,706
G0-5205, 5.000%, 01/01/2039	24,388	26,728
A8-6521, 4.500%, 05/01/2039	80,772	87,115
A8-6315, 4.500%, 05/01/2039	52,664	56,819
A9-3617, 4.500%, 08/01/2040	14,114	15,225
A9-3485, 5.000%, 08/01/2040	125,000	136,501
#TBA, 4.000%, 09/15/2040	2,335,000	2,467,985
C0-3531, 4.000%, 10/01/2040	37,263	39,546
A9-6592, 4.000%, 02/01/2041	154,154	163,577
Q0-0285, 4.500%, 04/01/2041	13,411	14,469
Q0-0876, 4.500%, 05/01/2041	98,306	106,078
Q0-0950, 5.000%, 05/01/2041	19,599	21,467
Q0-2173, 4.500%, 07/01/2041	58,220	62,823
#TBA, 4.500%, 09/15/2041	300,000	322,453
#TBA, 5.000%, 09/15/2041	270,000	293,376
Q0-3705, 4.000%, 10/01/2041	19,669	20,804

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments
August 31, 2017 (Continued)

	Principal
	Amount	Value
Q0-4674, 4.000%, 12/01/2041	$232,750	$247,049
C0-3795, 3.500%, 04/01/2042	360,723	375,774
Q0-7726, 4.000%, 04/01/2042	572,356	607,530
Q0-9004, 3.500%, 06/01/2042	40,901	42,602
C0-9004, 3.500%, 07/01/2042	45,472	47,369
Q0-9896, 3.500%, 08/01/2042	56,168	58,495
Q1-1348, 3.500%, 09/01/2042	79,568	82,888
#TBA, 3.500%, 09/15/2042	2,235,000	2,316,543
#TBA, 3.000%, 09/15/2042	690,000	697,735
Q1-4869, 3.000%, 01/01/2043	119,247	121,385
Q1-8305, 3.500%, 05/01/2043	43,855	45,684
Q1-9475, 3.500%, 06/01/2043	95,981	99,983
Q2-0780, 3.500%, 08/01/2043	66,072	69,007
Q2-0857, 3.500%, 08/01/2043	45,271	47,366
G0-8541, 3.500%, 08/01/2043	88,385	92,071
G0-7459, 3.500%, 08/01/2043	45,401	47,294
G6-0174, 4.000%, 10/01/2043	126,145	133,889
V8-0509, 4.000%, 10/01/2043	55,918	59,456
G0-8558, 4.000%, 11/01/2043	75,113	79,515
Q2-6367, 4.000%, 05/01/2044	15,451	16,472
Q2-5885, 4.500%, 05/01/2044	50,240	54,006
Q2-6513, 4.500%, 06/01/2044	55,015	59,854
Q2-9916, 4.000%, 11/01/2044	110,568	116,944
G0-7961, 3.500%, 03/01/2045	71,841	74,874
G0-8633, 4.000%, 03/01/2045	169,012	178,758
G0-8636, 3.500%, 04/01/2045	111,629	115,804
G0-8637, 4.000%, 04/01/2045	105,356	111,432
Q3-3869, 4.000%, 06/01/2045	39,472	41,748
Q3-5225, 3.500%, 08/01/2045	59,402	61,624
V8-1873, 4.000%, 08/01/2045	82,521	87,280
G0-8672, 4.000%, 10/01/2045	68,508	72,458
G0-8676, 3.500%, 11/01/2045	133,924	138,933
G6-0480, 4.500%, 11/01/2045	45,445	48,851
G0-8681, 3.500%, 12/01/2045	98,206	101,879
G0-8682, 4.000%, 12/01/2045	122,661	129,735
Q3-8473, 4.000%, 01/01/2046	119,164	126,035
Q3-8470, 4.000%, 01/01/2046	76,216	80,612
G0-8694, 4.000%, 02/01/2046	73,844	78,103
Q3-9434, 3.500%, 03/01/2046	20,884	21,678
G0-8693, 3.500%, 03/01/2046	23,572	24,454
G0-8699, 4.000%, 03/01/2046	193,752	204,925
G0-8706, 3.500%, 05/01/2046	116,075	120,417
Q4-0718, 3.500%, 05/01/2046	633,811	657,517
G0-8708, 4.500%, 05/01/2046	146,513	157,442
Q4-1208, 3.500%, 06/01/2046	308,694	320,240
Q4-5458, 4.000%, 08/01/2046	227,743	240,877
G6-0782, 3.000%, 10/01/2046	263,420	266,709
G6-0724, 3.000%, 10/01/2046	263,289	266,902
Q4-3565, 3.500%, 10/01/2046	159,394	165,356
G0-8741, 3.000%, 01/01/2047	420,416	425,599
Q4-5744, 3.500%, 01/01/2047	289,012	299,821
G0-8743, 4.000%, 01/01/2047	158,329	167,460
G0-8747, 3.000%, 02/01/2047	388,454	393,246
V8-2942, 3.000%, 02/01/2047	341,401	345,666

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments
August 31, 2017 (Continued)

	Principal
	Amount	Value
Q4-6279, 3.500%, 02/01/2047	$219,936	$228,162
G0-8756, 3.000%, 04/01/2047	162,029	164,029
G0-8758, 4.000%, 04/01/2047	867,653	917,689
G0-8762, 4.000%, 05/01/2047	694,605	734,662
V8-3204, 4.500%, 05/01/2047	196,945	211,907
G0-8767, 4.000%, 06/01/2047	551,283	583,075
G0-8774, 3.500%, 08/01/2047	299,167	310,357
G0-8775, 4.000%, 08/01/2047	558,202	590,393
G0-8779, 3.500%, 09/01/2047	175,000	181,545
Freddie Mac Structured Agency Credit Risk Debt Notes
2017-DNA2, 4.684% (1 Month LIBOR USD + 3.450%), 10/25/2029(a)	570,000	597,081
2017-HQA2, 3.884% (1 Month LIBOR USD + 2.650%), 12/26/2029(a)	500,000	495,752
FREMF Mortgage Trust
2015-K718, 3.668%, 02/25/2022(b)(d)	580,000	594,321
Ginnie Mae II Pool
#TBA, 4.000%, 09/15/2041	1,150,000	1,212,037
#TBA, 3.500%, 09/15/2042	1,560,000	1,626,909
MA0699, 3.500%, 01/20/2043	80,389	84,199
MA0783, 3.500%, 02/20/2043	110,342	115,573
MA0934, 3.500%, 04/20/2043	82,600	86,515
MA1376, 4.000%, 10/20/2043	131,440	140,010
MA1861, 2.625% (1 Year CMT Rate + 1.500%), 04/20/2044(a)	524,277	539,474
MA2893, 4.000%, 06/20/2045	65,145	69,142
MA3035, 4.000%, 08/20/2045	39,266	41,676
MA3245, 4.000%, 11/20/2045	165,109	175,240
MA3803, 3.500%, 07/20/2046	86,649	90,489
MA4510M, 3.500%, 06/20/2047	372,941	389,468
MA4511M, 4.000%, 06/20/2047	223,762	237,067
MA4587M, 4.000%, 07/20/2047	249,530	264,338
MA4652M, 3.500%, 08/20/2047	330,000	344,625
Government National Mortgage Association
2012-147, 2.598%, 04/16/2054(d)	95,841	99,118
GS Mortgage Securities Trust
2014-GC18, 1.288%, 01/10/2047(d)(e)	4,828,162	239,604
2014-GC26, 1.223%, 11/10/2047(d)(e)	2,563,360	143,832
2015-GC32, 3.764%, 07/10/2048	105,000	112,317
2015-GC34, 3.278%, 10/10/2048	131,000	136,261
Impac Secured Assets Trust
2006-2, 1.734% (1 Month LIBOR USD + 0.500%), 08/25/2036(a)	50,000	46,423
JP Morgan Alternative Loan Trust
2007-A2, 1.424% (1 Month LIBOR USD + 0.190%), 06/25/2037(a)	104,801	105,085
JP Morgan Mortgage Trust
2017-3, 3.500%, 08/25/2047(b)(d)	1,574,000	1,630,203
LSTAR Commercial Mortgage Trust
2014-2, 4.205%, 01/20/2041(b)(d)	100,000	100,325
Morgan Stanley Bank of America Merrill Lynch Trust
2014-C15, 1.299%, 04/17/2047(d)(e)	1,443,040	69,858
2015-C24, 3.732%, 05/15/2048	220,000	235,042
Morgan Stanley Capital I Trust
2015-MS1, 3.779%, 05/15/2048(d)	200,000	213,916
Morgan Stanley Mortgage Loan Trust
2004-6AR, 3.259% (1 Month LIBOR USD + 2.030%), 07/25/2034(a)	274,741	269,809
One Market Plaza Trust
2017-1MKT, 4.142%, 02/10/2032(b)	445,000	447,041

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments
August 31, 2017 (Continued)

	Principal
	Amount	Value
UBS Commercial Mortgage Trust
2017-C2, 3.487%, 08/15/2050	$200,000	$209,975
Wells Fargo Commercial Mortgage Trust
2015-C29, 3.637%, 06/15/2048	130,000	137,802
2016-LC24, 2.942%, 10/15/2049	280,000	282,035
2016-NXS6, 2.918%, 11/15/2049	300,000	301,225
2014-LC16, 1.294%, 08/15/2050	22,145	22,109
2017-C39, 3.418%, 09/15/2050	260,000	271,667
2016-LC25, 3.640%, 12/15/2059	315,000	333,891
WFRBS Commercial Mortgage Trust
2014-LC14, 1.523%, 03/15/2047(d)(e)	1,174,749	63,615
2014-C22, 1.068%, 09/15/2057(d)(e)	3,775,992	173,440
Total Mortgage-Backed Securities (Cost $71,193,836)		71,830,782
Municipal Bonds—0.34%
American Municipal Power, Inc.
8.084%, 02/15/2050	20,000	33,960
New Jersey Transportation Trust Fund Authority
5.754%, 12/15/2028	220,000	251,361
Philadelphia Authority for Industrial Development
3.964%, 04/15/2026	195,000	200,661
State Board of Administration Finance Corp.
2.995%, 07/01/2020	550,000	563,442
State of Illinois
5.100%, 06/01/2033	65,000	65,374
Total Municipal Bonds (Cost $1,085,332)		1,114,798
U.S. Government Agency Issues—0.79%
Federal Home Loan Banks
5.500%, 07/15/2036	1,135,000	1,560,865
Federal National Mortgage Association
1.600%, 12/24/2020	210,000	208,859
Tennessee Valley Authority
7.125%, 05/01/2030	370,000	547,468
5.250%, 09/15/2039	70,000	93,973
4.625%, 09/15/2060	180,000	223,464
Total U.S. Government Agency Issues (Cost $2,529,020)		2,634,629
U.S. Government Notes/Bonds—31.52%
United States Treasury Inflation Indexed Bonds
2.000%, 01/15/2026	6,035,091	6,858,141
0.125%, 07/15/2026	1,829,237	1,797,718
2.500%, 01/15/2029	2,567,070	3,141,928
3.875%, 04/15/2029	2,659,739	3,668,281
0.750%, 02/15/2045	645,567	625,258
1.000%, 02/15/2046	1,178,543	1,214,529
United States Treasury Notes/Bonds
0.750%, 10/31/2017	220,000	219,888
0.750%, 01/31/2018	2,775,000	2,770,884
0.875%, 01/31/2018	4,940,000	4,935,007
0.750%, 02/28/2018	170,000	169,701
2.625%, 04/30/2018	9,210,000	9,295,444
0.750%, 08/31/2018	2,730,000	2,716,778
1.500%, 08/31/2018	200,000	200,492

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments
August 31, 2017 (Continued)

	Principal
	Amount	Value
1.375%, 07/31/2019	$85,000	$85,088
3.625%, 08/15/2019	480,000	501,281
1.625%, 08/31/2019	960,000	965,531
1.125%, 12/31/2019	1,955,000	1,944,958
1.625%, 03/15/2020	335,000	337,068
1.375%, 04/30/2020	4,165,000	4,163,861
1.500%, 08/15/2020	525,000	526,056
1.375%, 01/31/2021	365,000	363,339
1.125%, 08/31/2021	840,000	824,529
1.125%, 09/30/2021	570,000	558,934
2.000%, 10/31/2021	230,000	233,423
1.750%, 11/30/2021	400,000	401,836
2.125%, 12/31/2021	6,335,000	6,460,215
1.875%, 01/31/2022	1,000,000	1,009,102
1.875%, 02/28/2022	340,000	343,101
1.875%, 03/31/2022	80,000	80,681
1.750%, 05/31/2022	915,000	917,395
1.875%, 07/31/2022	1,455,000	1,465,969
1.500%, 02/28/2023	2,815,000	2,772,335
2.750%, 02/15/2024	2,920,000	3,071,703
2.375%, 08/15/2024	405,000	416,478
2.000%, 02/15/2025	1,710,000	1,710,868
2.125%, 05/15/2025	465,000	468,860
2.250%, 11/15/2025	978,900	994,176
1.625%, 02/15/2026	3,905,000	3,772,062
1.625%, 05/15/2026	832,700	802,596
1.500%, 08/15/2026	7,441,300	7,081,447
2.000%, 11/15/2026	6,985,000	6,921,698
2.375%, 05/15/2027	3,707,500	3,788,457
5.500%, 08/15/2028	645,000	855,482
3.875%, 08/15/2040	1,820,000	2,217,165
3.125%, 08/15/2044	1,450,000	1,569,795
3.000%, 11/15/2044	480,000	507,703
2.500%, 02/15/2045	18,000	17,240
2.875%, 08/15/2045	670,000	690,676
3.000%, 11/15/2045	45,000	47,514
2.500%, 02/15/2046	513,300	490,202
2.500%, 05/15/2046	4,250,000	4,055,432
2.250%, 08/15/2046	464,200	419,285
2.875%, 11/15/2046	670,000	690,139
3.000%, 02/15/2047	2,475,000	2,613,880
Total U.S. Government Notes/Bonds (Cost $104,099,966)		104,771,609
U.S. Treasury Bills—1.66%
United States Treasury Bills
1.124%, 12/14/2017(g)	5,550,000	5,535,085
Total U.S. Treasury Bills (Cost $5,532,275)		5,535,085
	Shares
Exchange-Traded Funds—2.12%
iShares JP Morgan USD Emerging Markets Bond ETF	26,400	3,091,176
PowerShares Senior Loan Portfolio	171,000	3,956,940
Total Exchange-Traded Funds (Cost $7,050,992)		7,048,116

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments
August 31, 2017 (Continued)

	Shares	Value
Purchased Options—0.00%
U.S. 10 Year Treasury Note Future
Expiration: December 2017, Exercise Price: $124.50(h)	62	$14,531
Total Purchased Options (Cost $24,819)		14,531
Short-Term Investments—2.49%
Fidelity Institutional Government Portfolio, Class I, 0.890%(i)	8,281,275	8,281,275
Total Short-Term Investments (Cost $8,281,275)		8,281,275
Total Investments (Cost $340,926,912)—104.00%		345,730,360
Liabilities in Excess of Other Assets—(4.00)%		(13,304,630)
Total Net Assets—100.00%		$332,425,730

Percentages are stated as a percent of net assets.

(a)	Variable rate security; the rate shown represents the rate at August 31, 2017.
(b)	Securities defined as Rule 144(a) under the Securities Act of 1933. Such securities are deemed to be liquid.
(c)	Step-up bond; the rate shown represents the rate at August 31, 2017.
(d)	Variable rate security; the rate shown represents the rate at August 31, 2017. The coupon is based on an underlying pool of loans.
(e)	Represents an interest-only security that entitles holders to receive only interest payments on underlying mortgages.
(f)	Principal amount in Mexican pesos.
(g)	Rate shown is the effective yield based on purchase price. The calculation assumes the security is held to maturity.
(h)	Notional amount of $7,873,031.
(i)	The rate shown represents the seven day yield at August 31, 2017.

Abbreviations
#TBA	Pool number to be announced

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Open Futures Contracts
August 31, 2017

	Number of Contracts	Expiration Month	Notional Amount	Value/Unrealized Appreciation (Depreciation)
Future Contracts Purchased
10 Year Canada Bond	23	December 2017	$1,841,842	$923
2 Year U.S. Treasury Note	21	December 2017	4,225,946	1,965
5 Year U.S. Treasury Note	88	December 2017	8,862,757	26,776
U.S. Treasury Long Bond	18	December 2017	2,349,742	21,197
Total Futures Contracts Purchased				$50,861

Future Contracts Sold
Euro-BTP	(45)	September 2017	(5,357,015)	$(183,293)
EURO-Bund	(5)	September 2017	(595,224)	(8,339)
Long Gilt	(15)	December 2017	(1,939,638)	432
10 Year U.S. Treasury Note	(122)	December 2017	(12,505,218)	(55,502)
CME Ultra Long Term U.S. Treasury Bond	(8)	December 2017	(955,947)	(6,976)
Total Futures Contracts Sold				$(253,678)

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments
August 31, 2017

	Shares	Value
COMMON STOCKS—93.31%
Accommodation—0.46%
China Lodging Group Ltd.—ADR(a)	2,484	$281,959
Hilton Worldwide Holdings, Inc.	14,676	944,106
InterContinental Hotels Group PLC—ADR	3,524	176,905
Melco Crown Entertainment Ltd.—ADR	6,247	137,122
Vail Resorts, Inc.	3,544	807,855
Wyndham Worldwide Corp.	6,035	601,569
Wynn Macau Ltd.—ADR	760	16,796
		2,966,312
Administration of Economic Programs—0.05% Centrais Electricas Brasileiras SA—ADR(a)	54,605	306,334

Administration of Human Resource Programs—0.10% WageWorks, Inc.(a)	11,047	651,221

Administrative and Support Services—1.82%
ABM Industries, Inc.	19,650	873,049
Amcor Ltd.—ADR	42,679	2,153,156
Broadridge Financial Solutions, Inc.	16,040	1,253,205
Criteo SA—ADR(a)	67,014	3,264,252
G4S PLC—ADR	6,458	120,183
Jupai Holdings Ltd.—ADR	2,188	24,812
Kforce, Inc.	27,130	488,340
ManpowerGroup, Inc.	4,330	482,838
On Assignment, Inc.(a)	13,030	621,531
Priceline Group, Inc.(a)	200	370,416
Randstad Holding NV—ADR	3,115	90,942
Rentokil Initial PLC—ADR	10,063	202,468
Total System Services, Inc.	10,748	742,902
WNS Holdings Ltd.—ADR(a)	23,620	826,700
Yirendai Ltd.—ADR	8,397	335,880
		11,850,674
Air Transportation—0.84%
Air France-KLM—ADR(a)	8,805	134,012
Alaska Air Group, Inc.	3,378	252,201
American Airlines Group, Inc.	9,188	411,071
Copa Holdings SA(b)	2,974	368,984
Delta Air Lines, Inc.	27,359	1,291,071
Deutsche Lufthansa AG—ADR	7,222	180,839
easyJet PLC—ADR	773	47,864
Hawaiian Holdings, Inc.(a)	6,770	290,095
International Consolidated Airlines Group SA—ADR	3,710	58,655
JetBlue Airways Corp.(a)	12,325	244,158
Ryanair Holdings PLC—ADR(a)	1,294	147,128
Southwest Airlines Co.	26,491	1,381,242
United Continental Holdings, Inc.(a)	10,474	648,969
		5,456,289
Ambulatory Health Care Services—0.39%
DaVita, Inc.(a)	4,424	259,069
Laboratory Corp. of America Holdings(a)	6,965	1,092,601
Mazor Robotics Ltd.—ADR(a)	2,945	139,210
Quest Diagnostics, Inc.	8,627	934,735

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments
August 31, 2017 (Continued)

	Shares	Value
Sonic Healthcare Ltd.—ADR	6,055	$105,920
		2,531,535
Amusement, Gambling, and Recreation Industries—0.02%
William Hill PLC—ADR	8,344	106,303
Animal Production and Aquaculture—0.06%
Industrias Bachoco SAB de CV—ADR	3,185	202,312
JBS SA—ADR	30,792	168,124
		370,436
Apparel Manufacturing—0.40%
adidas AG—ADR	2,642	296,155
Burberry Group PLC—ADR	6,487	152,315
Carter’s, Inc.	4,808	416,902
Cintas Corp	5,126	692,061
HUGO BOSS AG—ADR	3,522	59,663
Michael Kors Holdings Ltd.(a)(b)	10,278	433,937
PVH Corp	4,178	525,968
		2,577,001
Beverage and Tobacco Product Manufacturing—1.77%
Alliance Global Group, Inc.—ADR	6,535	90,706
Ambev SA—ADR	50,672	317,207
Anheuser-Busch InBev NV—ADR	27,082	3,205,696
British American Tobacco PLC—ADR	53,902	3,348,392
Carlsberg A/S—ADR	6,255	144,178
Coca-Cola Amatil Ltd.—ADR	14,011	90,091
Coca-Cola European Partners PLC(b)	10,620	456,660
Coca-Cola Femsa SAB de CV—ADR	2,062	168,733
Diageo PLC—ADR	16,448	2,210,776
Heineken NV—ADR	5,292	278,306
Kirin Holdings Co. Ltd.—ADR	7,710	176,405
PepsiCo, Inc.	7,110	822,840
Treasury Wine Estates Ltd.—ADR	8,713	100,809
Vina Concha y Toro SA—ADR	2,724	91,976
		11,502,775
Broadcasting (except Internet)—0.69%
CBS Corp.	11,331	725,863
Comcast Corp.	16,445	667,831
ITV PLC—ADR	528	10,856
Liberty Broadband Corp.(a)	8,100	822,393
Liberty Ventures(a)	13,659	840,848
Sirius XM Holdings, Inc.	65,350	375,763
Walt Disney Co.	10,500	1,062,600
		4,506,154
Building Material and Garden Equipment and Supplies Dealers—0.50%
Home Depot, Inc.	15,632	2,342,768
Lowe’s Companies, Inc.	12,200	901,458
		3,244,226
Chemical Manufacturing—8.17%
Abbott Laboratories	15,881	808,978
AbbVie, Inc.	6,900	519,570

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments
August 31, 2017 (Continued)

	Shares	Value
Acorda Therapeutics, Inc.(a)	13,920	$289,536
Actelion Ltd.—ADR	5,711	397,428
Akari Therapeutics PLC—ADR(a)	6,364	22,592
Albemarle Corp.	8,286	963,331
Amarin Corp. PLC—ADR(a)	26,846	91,008
Arkema SA—ADR	1,851	201,685
Ashland Global Holdings, Inc.	6,823	423,367
Ascendis Pharma A/S—ADR(a)	3,714	103,843
Avadel Pharmaceuticals PLC—ADR(a)	9,393	86,416
Balchem Corp.	6,325	474,122
Biondvax Pharmaceuticals Ltd.—ADR(a)	822	6,502
Catalent, Inc.(a)	24,110	995,502
Celanese Corp.	15,531	1,506,818
Celgene Corp.(a)	13,250	1,840,823
Chemours Co.	5,400	264,978
China New Borun Corp.—ADR(a)	37,613	45,136
Church & Dwight Co., Inc.	24,808	1,244,617
Clovis Oncology, Inc.(a)	8,435	641,650
Croda International PLC—ADR	93,003	2,294,756
Dow Chemical Co.	11,676	778,205
Eastman Chemical Co.	7,056	608,227
FMC Corp.	7,528	649,064
Genmab A/S—ADR(a)	850	99,501
Gilead Sciences, Inc.	15,533	1,300,267
Grifols SA—ADR	9,038	186,635
GW Pharmaceuticals PLC—ADR(a)	832	88,042
H Lundbeck A/S—ADR	2,190	139,766
Henkel AG & Co. KGaA—ADR	1,723	207,837
IDEXX Laboratories, Inc.(a)	3,034	471,575
Illumina, Inc.(a)	2,795	571,466
Ionis Pharmaceuticals, Inc.(a)	5,898	316,251
Johnson & Johnson	54,018	7,150,363
Kao Corp.—ADR	2,834	177,635
Koninklijke DSM NV—ADR	11,807	223,861
Ligand Pharmaceuticals, Inc.(a)	7,520	969,102
LyondellBasell Industries NV(b)	7,788	705,515
Medicines Co.(a)	17,195	630,885
Merck & Co., Inc.(a)	33,506	2,139,693
Merck KGaA—ADR	8,543	188,800
Methanex Corp.(b)	8,253	421,728
Mitsubishi Tanabe Pharma Corp.—ADR	5,693	138,340
Novartis AG—ADR	47,810	4,029,905
Ono Pharmaceutical Co. Ltd.—ADR	7,575	50,904
Pfizer, Inc.	64,065	2,173,085
Prestige Brands Holdings, Inc.(a)	12,596	638,743
Quaker Chemical Corp.	5,665	788,681
Quidel Corp.(a)	23,040	805,018
Repligen Corp.(a)	12,845	560,941
Roche Holding AG—ADR	138,934	4,411,155
Sanofi—ADR	71,194	3,477,115
Shin-Etsu Chemical Co. Ltd.—ADR	10,870	240,580
Shire PLC—ADR	1,579	235,887
Sinopec Shanghai Petrochemical Co. Ltd.—ADR	4,071	255,252
Sociedad Quimica y Minera de Chile SA—ADR	2,369	111,177

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments
August 31, 2017 (Continued)

	Shares	Value
Spectrum Pharmaceuticals, Inc.(a)	32,845	$320,567
Sysmex Corp.—ADR	1,160	35,925
TESARO, Inc.(a)	1,745	225,349
Toray Industries, Inc.—ADR	8,739	166,653
Trinity Biotech PLC—ADR(a)	14,111	75,917
United Therapeutics Corp.(a)	2,450	320,460
Vanda Pharmaceuticals, Inc.(a)	33,525	576,630
Vertex Pharmaceuticals, Inc.(a)	5,805	931,935
Westlake Chemical Corp.	5,962	458,537
XTL Biopharmaceuticals Ltd.—ADR(a)	8,741	22,639
Zoetis, Inc.	13,322	835,289
		53,133,760
Clothing and Clothing Accessories Stores—0.36%
Fast Retailing Co. Ltd.—ADR	4,236	121,361
Foot Locker, Inc.	12,742	448,901
L Brands, Inc.	6,637	240,392
Marks & Spencer Group PLC—ADR	10,341	86,141
Signet Jewelers Ltd.(b)	6,643	418,974
Tiffany & Co.	7,401	676,451
TJX Cos., Inc.	4,946	357,596
		2,349,816
Computer and Electronic Product Manufacturing—9.71%
AAC Technologies Holdings, Inc.—ADR	1,522	277,765
Advanced Semiconductor Engineering, Inc.—ADR	15,614	95,245
Agilent Technologies, Inc.	28,987	1,876,038
Amphenol Corp.	21,822	1,766,273
Apple, Inc.	97,011	15,909,803
Applied Materials, Inc.	59,744	2,695,650
AU Optronics Corp.—ADR	177,638	717,658
Bio-Rad Laboratories, Inc.(a)	3,098	674,806
Cisco Systems, Inc.	40,789	1,313,814
Danaher Corp.	5,600	467,152
Daqo New Energy Corp.—ADR(a)	6,765	172,102
EDAP TMS SA—ADR(a)	15,712	46,350
Flex Ltd.(a)(b)	37,646	612,500
Fortive Corp.	11,143	723,961
Fujitsu Limited—ADR	4,474	166,612
Garmin Ltd.(b)	8,750	450,625
Gemalto NV—ADR	3,258	87,608
Hanwha Q CELLS Co. Ltd.—ADR(a)	17,189	127,542
Harris Corp.	12,255	1,506,140
Hexagon AB—ADR	3,750	184,163
Hitachi, Ltd.—ADR	3,801	263,181
Hologic, Inc.(a)	31,148	1,202,313
Hoya Corp.—ADR	3,671	211,266
HP, Inc.	89,862	1,714,567
Infineon Technologies AG—ADR	6,853	158,647
Ingenico Group SA—ADR	3,045	60,230
JA Solar Holdings Co. Ltd.—ADR(a)	45,073	301,088
Jabil, Inc.	20,601	645,841
JinkoSolar Holding Co. Ltd.—ADR(a)	11,815	328,811
Juniper Networks, Inc.	28,729	796,655
L3 Technologies, Inc.	7,856	1,425,707

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments
August 31, 2017 (Continued)

	Shares	Value
Lam Research Corp.	11,160	$1,852,336
Lenovo Group Ltd.—ADR	8,716	94,743
Logitech International SA(b)	5,075	179,351
MACOM Technology Solutions Holdings, Inc.(a)	11,392	518,792
Maxim Integrated Products, Inc.	13,418	626,084
MaxLinear, Inc.(a)	28,105	607,068
Mettler-Toledo International, Inc.(a)	3,055	1,848,550
Microchip Technology, Inc.	9,326	809,497
Micron Technology, Inc.(a)	35,158	1,124,001
Microsemi Corp.(a)	1,505	75,822
Motorola Solutions, Inc.	22,266	1,962,079
Murata Manufacturing Co. Ltd.—ADR	3,655	140,206
NCR Corp.(a)	16,400	599,092
NetApp, Inc.	21,008	812,169
NETGEAR, Inc.(a)	11,625	558,000
NVIDIA Corp.	2,900	491,376
O2Micro International Ltd.—ADR(a)	70,947	109,968
Omron Corp.—ADR	2,253	112,199
ON Semiconductor Corp.(a)	41,099	701,971
Panasonic Corp.—ADR	13,102	175,436
PerkinElmer, Inc.	12,953	867,721
Plantronics, Inc.	10,040	428,005
Qorvo, Inc.(a)	4,072	298,152
Raytheon Co.	2,756	501,620
Seiko Epson Corp.—ADR(a)	5,829	74,320
Semiconductor Manufacturing International Corp.—ADR(a)	30,023	141,709
Semtech Corp.(a)	20,910	786,216
Sequans Communications SA—ADR(a)	22,810	70,711
Silicon Motion Technology Corp.—ADR	1,937	88,347
Skyworks Solutions, Inc.	9,099	958,671
Sonova Holding AG—ADR	13,178	444,758
STMicroelectronics NV(b)	11,026	192,293
Swatch Group AG—ADR	13,187	262,289
TDK Corp.—ADR	1,781	119,327
Teradyne, Inc.	18,561	660,957
Texas Instruments, Inc.	23,506	1,946,766
Thermo Fisher Scientific, Inc.	8,748	1,637,101
Tokyo Electron Ltd.—ADR	5,461	192,719
United Microelectronics Corp.—ADR	299,617	749,043
Varian Medical Systems, Inc.(a)	7,494	796,238
Western Digital Corp.	7,849	692,831
Xilinx, Inc.	12,792	845,040
		63,133,687
Construction of Buildings—0.64%
CK Hutchison Holdings Ltd.—ADR	9,309	120,738
Daiwa House Industry Co. Ltd.—ADR	4,109	143,363
DR Horton, Inc.	16,515	597,017
Lennar Corp.	9,644	499,173
NVR, Inc.(a)	330	897,880
Persimmon PLC—ADR	1,787	124,590
PulteGroup, Inc.	20,124	519,602
Sekisui House Ltd.—ADR	7,116	123,818
Sun Hung Kai Properties Ltd.—ADR	11,901	199,937
Swire Pacific Ltd.—ADR	10,164	104,384

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments
August 31, 2017 (Continued)

	Shares	Value
TAV Havalimanlari Holding AS—ADR	4,659	$113,587
Toll Brothers, Inc.	11,466	446,715
Wharf Holdings Ltd.—ADR	6,633	124,700
Xinyuan Real Estate Co. Ltd.—ADR	24,398	122,478
		4,137,982
Couriers and Messengers—0.01%
PostNL NV—ADR	19,173	75,733
Credit Intermediation and Related Activities—9.31%
Akbank Turk AS—ADR	19,068	115,171
Ameriprise Financial, Inc.	4,606	637,977
Australia and New Zealand Banking Group—ADR	14,594	342,229
Banco Bilbao Vizcaya Argentaria SA—ADR	39,077	345,441
Banco de Chile—ADR	1,036	90,671
Banco do Brasil SA—ADR	26,546	257,496
Banco Santander Chile—ADR	2,836	82,953
Banco Santander SA—ADR	68,046	442,979
Bank Hapoalim BM—ADR	1,218	41,193
Bank of America Corp.	123,265	2,944,800
Bank of China Ltd.—ADR	38,676	509,247
Bank Rakyat Indonesia Persero Tbk PT—ADR	12,991	297,351
BNP Paribas SA—ADR	68,181	2,601,445
CaixaBank SA—ADR	63,436	109,110
Capital One Financial Corp.	5,837	464,684
China Construction Bank Corp.—ADR	89,358	1,568,232
Cielo SA—ADR	411,401	2,937,403
Citigroup, Inc.	31,721	2,157,979
Citizens Financial Group, Inc.	18,617	616,781
Comerica, Inc.	7,701	525,593
Commerzbank AG—ADR	8,157	100,984
Commonwealth Bank of Australia—ADR	4,317	260,531
Credit Agricole SA—ADR	27,094	238,156
Danske Bank A/S—ADR	14,919	290,324
DBS Group Holdings Ltd.—ADR	3,589	218,750
Discover Financial Services	29,330	1,729,004
DNB ASA—ADR	6,000	117,120
Erste Group Bank AG—ADR	8,141	172,996
Fifth Third Bancorp	37,910	990,588
First Bancorp	12,270	379,634
First Republic Bank	5,673	550,565
Flushing Financial Corp.	10,530	287,890
Great Western Bancorp, Inc.	20,130	723,070
Grupo Financiero Banorte SAB de CV—ADR	7,214	246,647
Grupo Financiero Galicia SA—ADR	1,241	56,590
Grupo Supervielle SA—ADR	6,612	135,083
H&R Block, Inc.	10,960	293,070
HDFC Bank Ltd.—ADR	5,107	497,575
Hope Bancorp, Inc.	37,394	603,539
Houlihan Lokey, Inc.	11,330	408,447
ICICI Bank Ltd.—ADR	302,910	2,838,266
Independent Bank Corp.	7,530	521,829
Industrial & Commercial Bank of China Ltd.—ADR	79,172	1,186,757
JPMorgan Chase & Co.	83,231	7,564,865
Julius Baer Group Ltd.—ADR	27,826	309,147

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments
August 31, 2017 (Continued)

	Shares	Value
Kasikornbank PCL—ADR	13,768	$352,598
KB Financial Group, Inc.—ADR	9,195	451,658
KBC Group NV—ADR	4,748	194,810
KeyCorp	51,460	885,627
Lloyds Banking Group PLC—ADR	1,124,228	3,732,436
M&T Bank Corp.	3,980	588,483
Macquarie Group Ltd.—ADR	2,090	144,628
MainSource Financial Group, Inc.	9,220	301,771
Mitsubishi Corp.—ADR	5,851	271,089
Mitsubishi UFJ Financial Group, Inc.—ADR	648,217	3,941,158
Mizuho Financial Group, Inc.—ADR	72,183	246,144
National Australia Bank Ltd.—ADR	30,962	373,247
Nordea Bank AB—ADR	26,846	362,824
Old National Bancorp	36,715	600,290
Prosperity Bancshares, Inc.	3,790	226,453
Regions Financial Corp.	87,087	1,228,798
Retrophin, Inc.(a)	28,940	706,136
Sberbank of Russia PJSC—ADR	25,717	348,980
Societe Generale SA—ADR	21,628	243,315
Standard Bank Group Ltd.—ADR	17,715	228,524
State Street Corp.	8,162	754,903
Sterling Bancorp	41,190	924,716
Sumitomo Mitsui Financial Group, Inc.—ADR	39,411	294,794
Sumitomo Mitsui Trust Holdings, Inc.—ADR	28,815	100,853
Suntrust Banks, Inc.	12,785	704,454
SVB Financial Group(a)	1,973	334,108
Svenska Handelsbanken AB—ADR	17,992	133,860
Swedbank AB—ADR	7,494	202,713
Turkiye Garanti Bankasi AS—ADR	60,351	192,520
Umpqua Holdings Corp.	37,445	655,288
United Bankshares, Inc.	13,382	448,966
United Overseas Bank Ltd.—ADR	4,276	151,584
Webster Financial Corp.	1,290	60,217
Wells Fargo & Co.	27,140	1,386,040
Westpac Banking Corp.—ADR	9,176	228,666
Worldpay Group PLC—ADR	2,426	39,568
WSFS Financial Corp.	15,785	705,590
		60,557,971
Crop Production—0.00%
Cresud SACIF y A—ADR	1,358	26,209
Data Processing, Hosting and Related Services—1.09%
Capgemini SE—ADR	4,397	97,613
DST Systems, Inc.	7,950	408,074
ExlService Holdings, Inc.(a)	12,915	726,856
Fiserv, Inc.(a)	10,220	1,264,316
Hewlett Packard Enterprise Co.	66,237	1,196,240
InterXion Holding NV(a)(b)	11,450	593,683
LINE Corp.—ADR(a)	2,223	78,494
MasterCard, Inc.	13,190	1,758,227
Visa, Inc.	9,380	971,018
		7,094,521

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments
August 31, 2017 (Continued)

	Shares	Value
Educational Services—0.08%
New Oriental Education & Technology Group, Inc.—ADR	2,085	$170,449
TAL Education Group—ADR	6,858	208,689
Tarena International, Inc.—ADR	10,099	142,598
		521,736
Electrical Equipment, Appliance, and Component Manufacturing—1.19%
ABB Ltd.—ADR	23,879	553,515
AMETEK, Inc.	12,224	773,168
Corning, Inc.	43,868	1,261,644
Eaton Corp. PLC(b)	20,574	1,476,390
Japan Airport Terminal Co. Ltd.—ADR	3,386	60,609
Koninklijke Philips NV(b)	35,291	1,340,705
Mitsubishi Electric Corp.—ADR	6,538	194,506
Nidec Corp.—ADR	6,275	178,524
Rockwell Automation, Inc.	4,239	695,450
Spectrum Brands Holdings, Inc.	4,750	522,310
Valeo SA—ADR	3,961	132,456
Whirlpool Corp.	3,197	548,669
		7,737,946
Electronics and Appliance Stores—0.06%
Best Buy Co., Inc.	7,770	421,600
Fabricated Metal Product Manufacturing—1.02%
Assa Abloy AB—ADR	209,826	2,253,531
Barnes Group, Inc.	14,850	928,422
BWX Technologies, Inc.	17,088	935,055
Crown Holdings, Inc.(a)	6,985	412,324
GKN PLC—ADR	26,414	110,411
LIXIL Group Corp.—ADR	2,701	141,519
Luxfer Holdings PLC—ADR	8,109	96,984
Parker Hannifin Corp.	4,138	665,763
SKF AB—ADR	6,265	125,237
Stanley Black & Decker, Inc.	6,877	990,288
		6,659,534
Fishing, Hunting and Trapping—0.02%
Marine Harvest ASA—ADR	7,348	142,992
Food and Beverage Stores—0.34%
Associated British Foods PLC—ADR	2,175	93,438
Carrefour SA—ADR	32,019	129,677
Cencosud SA—ADR	2,010	15,698
GrubHub, Inc.(a)	14,855	848,072
J Sainsbury PLC—ADR	9,203	114,209
Kroger Co.	25,178	550,644
Shoprite Holdings Ltd.—ADR	8,485	148,063
Tesco PLC—ADR(a)	16,957	120,395
Wm Morrison Supermarkets PLC—ADR	10,664	170,197
		2,190,393
Food Manufacturing—1.53%
Archer-Daniels-Midland Co.	21,188	875,488
Aryzta AG—ADR	3,292	51,849
Bunge Ltd.(b)	7,834	584,651

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments
August 31, 2017 (Continued)

	Shares	Value
Chr Hansen Holding A/S—ADR	3,484	$150,648
Conagra Foods, Inc.	37,814	1,227,442
Hain Celestial Group, Inc.(a)	12,241	492,333
Hershey Co.	5,932	622,385
Hormel Foods Corp.	21,358	656,545
Ingredion, Inc.	7,436	920,726
J&J Snack Foods Corp.	5,343	681,179
JM Smucker Co.	9,908	1,037,962
Lamb Weston Holdings, Inc.	11,901	541,257
McCormick & Co., Inc.	10,731	1,020,840
Symrise AG—ADR	9,170	167,261
Tate & Lyle PLC—ADR	3,995	141,623
Tyson Foods, Inc.	7,700	487,410
WH Group Ltd.—ADR	12,094	256,030
		9,915,629
Food Services and Drinking Places—0.81%
Bidvest Group Ltd.—ADR	5,921	157,558
Brinker International, Inc.	12,387	386,722
Cheesecake Factory, Inc.	10,105	418,650
Chuy’s Holdings, Inc.(a)	12,435	233,778
Compass Group PLC—ADR	14,143	307,610
Darden Restaurants, Inc.	20,832	1,710,100
Del Frisco’s Restaurant Group, Inc.(a)	23,890	334,460
Domino’s Pizza, Inc.	3,155	575,030
Dunkin’ Brands Group, Inc.	9,025	465,329
Jack in the Box, Inc.	5,765	539,719
Sodexo SA—ADR	5,315	124,105
		5,253,061
Funds, Trusts, and Other Financial Vehicles—0.58%
UBS Group AG(a)(b)	228,356	3,754,173
Furniture and Home Furnishings Stores—0.08%
Bed Bath & Beyond, Inc.	16,353	451,179
Ryohin Keikaku Co. Ltd.—ADR	1,220	67,981
		519,160
Furniture and Related Product Manufacturing—0.02%
Natuzzi SpA—ADR(a)	40,986	104,924
General Merchandise Stores—0.94%
Burlington Stores, Inc.(a)	6,800	592,483
CECONOMY AG—ADR	21,699	46,436
Five Below, Inc.(a)	12,480	593,674
Kering—ADR	5,238	196,896
Kingfisher PLC—ADR	19,875	154,031
Kohl’s Corp.	8,211	326,634
PRADA SpA—ADR	11,774	84,526
Target Corp.	11,285	615,371
Tractor Supply Co.	8,361	497,563
Wal-Mart Stores, Inc.	38,738	3,024,277
		6,131,891
Health and Personal Care Stores—0.74%
Clicks Group Ltd.—ADR	6,036	138,828
CVS Health Corp.	16,410	1,269,149

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments
August 31, 2017 (Continued)

	Shares	Value
Express Scripts Holding Co.(a)	10,650	$669,033
Ulta Beauty, Inc.(a)	1,550	342,566
Walgreens Boots Alliance, Inc.	29,415	2,397,322
		4,816,898
Heavy and Civil Engineering Construction—0.26%
Granite Construction, Inc.	15,220	840,601
IRSA Inversiones y Representaciones SA—ADR(a)	984	23,813
MYR Group, Inc.(a)	17,235	444,835
RWE AG—ADR(a)	2,456	61,204
Vinci SA—ADR	13,817	318,344
		1,688,797
Hospitals—0.27%
HCA Holdings, Inc.(a)	10,971	862,978
HealthSouth Corp.	16,235	742,751
Tenet Healthcare Corp.(a)	7,062	121,255
		1,726,984
Insurance Carriers and Related Activities—7.16%
Aegon NV(b)	26,237	149,551
Aetna, Inc.	5,751	906,933
Aflac, Inc.	14,633	1,207,954
Ageas—ADR	5,196	240,419
AIA Group Ltd.—ADR	98,531	3,034,755
Allstate Corp.	16,861	1,525,921
American International Group, Inc.	11,077	669,937
Anthem, Inc.	8,997	1,763,772
Aviva PLC—ADR	12,091	165,284
AXA SA—ADR	121,941	3,526,533
Berkshire Hathaway, Inc.(a)	12,378	2,242,398
Centene Corp.(a)	6,553	582,234
China Life Insurance Co. Ltd.—ADR	12,250	197,470
Chubb Ltd.(b)	5,555	785,588
Cigna Corp.	8,761	1,595,028
Direct Line Insurance Group PLC—ADR	5,732	112,863
Essent Group Ltd.(a)(b)	22,560	881,645
Everest Re Group Ltd.(b)	2,269	572,877
Fanhua, Inc.—ADR	27,796	247,384
Humana, Inc.	3,720	958,346
Infinity Property & Casualty Corp.	6,615	585,097
ING Groep NV—ADR	162,525	2,889,695
Legal & General Group PLC—ADR	6,203	106,630
Lincoln National Corp.	9,475	642,974
Loews Corp.	16,895	786,969
Markel Corp.(a)	580	610,154
Marsh & McLennan Companies, Inc.	4,000	312,320
MGIC Investment Corp.(a)	75,695	866,708
MS&AD Insurance Group Holdings, Inc.—ADR	7,970	131,664
Muenchener Rueckversicherungs-Gesellschaft AG—ADR	17,875	369,119
Ping An Insurance Group Co. of China Ltd.—ADR	22,450	356,955
Primerica, Inc.	8,810	674,406
Principal Financial Group, Inc.	11,313	707,289
Progressive Corp.	14,753	685,719
Prudential Financial, Inc.	9,186	937,707

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments
August 31, 2017 (Continued)

	Shares	Value
Prudential PLC—ADR	46,762	$2,194,541
QBE Insurance Group Ltd.—ADR	15,317	126,365
Reinsurance Group of America, Inc.	5,431	730,198
RenaissanceRe Holdings Ltd.(b)	3,750	521,850
Sanlam Ltd.—ADR	10,455	115,946
SCOR SE—ADR	42,455	177,037
Selective Insurance Group, Inc.	11,430	576,072
Swiss Re AG—ADR	20,964	472,738
T&D Holdings, Inc.—ADR	18,115	122,095
Tokio Marine Holdings, Inc.—ADR	56,409	2,254,668
Torchmark Corp.	9,704	746,917
Travelers Companies, Inc.	6,275	760,405
United Fire Group, Inc.	5,385	226,493
UnitedHealth Group, Inc.	17,809	3,542,209
Unum Group	13,055	628,990
WellCare Health Plans, Inc.(a)	2,683	468,666
XL Group Ltd.(b)	9,319	381,706
Zurich Insurance Group AG—ADR	15,538	464,586
		46,541,780
Leather and Allied Product Manufacturing—0.19%
Hermes International—ADR	4,769	253,377
Steven Madden Ltd.(a)	22,907	971,257
		1,224,634
Machinery Manufacturing—1.71%
AAON, Inc.	18,278	595,863
Alfa Laval AB—ADR	3,329	75,369
Atlas Copco AB—ADR	3,178	112,644
Atlas Copco AB—ADR	3,768	148,233
Baker Hughes a GE Co.	13,008	440,971
Belden, Inc.	5,895	454,328
Brooks Automation, Inc.	18,605	485,032
Columbus McKinnon Corp.	15,593	515,037
Cummins, Inc.	4,307	686,450
Daikin Industries Ltd.—ADR	908	181,591
Electrolux AB—ADR	1,392	101,463
ESCO Technologies, Inc.	13,233	720,537
Esterline Technologies Corp.(a)	3,795	324,093
FANUC Corp.—ADR	10,948	212,939
FUJIFILM Holdings Corp.—ADR	5,769	226,952
IDEX Corp.	5,817	683,962
II-VI, Inc.(a)	13,210	473,579
Ingersoll-Rand PLC(b)	16,809	1,435,320
Kadant, Inc.	8,545	742,133
Komatsu Ltd.—ADR	6,426	173,823
Makita Corp.—ADR	3,288	132,934
Olympus Corp.—ADR	2,608	90,093
Sandvik AB—ADR	8,341	138,127
Scotts Miracle-Gro Co.	3,146	300,726
Sharp Corp.—ADR	22,008	65,144
Snap-on, Inc.	3,145	464,108
Techtronic Industries Co. Ltd.—ADR	6,690	172,602
THK Co. Ltd.—ADR	6,408	106,565
Toro Co.	6,454	398,083

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments
August 31, 2017 (Continued)

	Shares	Value
Vestas Wind Systems A/S—ADR	5,406	$163,748
Weichai Power Co. Ltd.—ADR	32,098	265,771
		11,088,220
Management of Companies and Enterprises—0.51%
AES Corp.	27,808	307,000
American Equity Invesment Life Holding Co.	21,280	590,733
Asahi Kasei Corp.—ADR	10,450	251,323
BOC Hong Kong Holdings Ltd.—ADR	876	87,731
Bryn Mawr Bank Corp.	6,830	279,689
Bunzl PLC—ADR	6,312	191,569
City Holding Co.	7,433	470,732
CoBiz Financial, Inc.	25,930	442,107
FCB Financial Holdings, Inc.(a)	8,485	369,946
First Interstate BancSystem, Inc.	7,560	266,112
Sky Solar Holdings Ltd.—ADR(a)	41,496	58,094
		3,315,036
Materials—0.02%
Venator Materials PLC(a)(b)	7,485	151,946
Merchant Wholesalers, Durable Goods—1.97%
Anixter International, Inc.(a)	8,020	591,876
Applied Industrial Technologies, Inc.	10,485	597,645
Arrow Electronics, Inc.(a)	10,073	800,098
Avnet, Inc.	24,844	958,233
Cie Generale des Etablissements Michelin—ADR	12,723	346,956
Continental Building Products, Inc.(a)	35,705	869,417
Ferguson PLC—ADR	34,344	205,034
Geely Automobile Holdings Ltd.—ADR	4,353	212,513
Henry Schein, Inc.(a)	3,237	562,202
Huntington Ingalls Industries, Inc.	2,176	465,577
KLA-Tencor Corp.	10,231	958,542
Lennox International, Inc.	6,350	1,052,386
Leucadia National Corp.	29,149	690,248
LKQ Corp.(a)	25,830	895,010
Mitsui & Co. Ltd.—ADR	1,016	305,003
Mohawk Industries, Inc.(a)	4,169	1,055,257
MonotaRO Co. Ltd.—ADR(a)	344	10,375
Paycom Software, Inc.(a)	5,715	426,396
TE Connectivity Ltd.(b)	13,829	1,100,789
Weibo Corp.—ADR(a)	1,289	130,318
WestRock Co.	9,764	555,669
		12,789,544
Merchant Wholesalers, Nondurable Goods—2.86%
AmerisourceBergen Corp.	6,080	487,920
Brenntag AG—ADR	366,903	3,874,496
Danone SA—ADR	156,360	2,461,106
Hutchison China MediTech Ltd.—ADR(a)	3,835	96,642
Illinois Tool Works, Inc.	5,400	742,554
ITOCHU Corp.—ADR	7,759	253,564
KOC Holding AS—ADR	5,656	146,943
Nu Skin Enterprises, Inc.	9,605	584,272
Orkla ASA—ADR	4,700	48,504
Procter & Gamble Co.	44,745	4,128,621

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments
August 31, 2017 (Continued)

	Shares	Value
Ralph Lauren Corp.	4,468	$392,693
Suntory Beverage & Food Ltd.—ADR	2,951	68,109
Sysco Corp.	20,998	1,105,965
Unilever PLC—ADR	72,608	4,226,512
		18,617,901
Mining (except Oil and Gas)—0.97%
Anglo American PLC—ADR	34,814	314,370
Barrick Gold Corp.(b)	20,899	375,973
BHP Billiton Ltd.—ADR	8,613	374,666
BHP Billiton PLC—ADR	6,908	263,402
China Shenhua Energy Co. Ltd.—ADR	34,741	357,485
DRDGOLD Ltd.—ADR	36,434	125,697
Fortescue Metals Group Ltd.—ADR	25,811	237,977
Glencore PLC—ADR	39,513	365,495
Gold Fields Ltd.—ADR	16,999	75,816
Harmony Gold Mining Co. Ltd.—ADR	59,454	122,475
Martin Marietta Materials, Inc.	1,078	228,525
Mechel PJSC—ADR(a)	40,679	231,057
MMC Norilsk Nickel PJSC—ADR	11,751	197,299
Newcrest Mining Ltd.—ADR	7,226	134,404
Rio Tinto PLC—ADR	9,096	446,432
Sibanye Gold Ltd.—ADR	20,075	128,480
Southern Copper Corp.	7,333	298,453
US Silica Holdings, Inc.	3,870	105,303
Vale SA—ADR	27,424	303,584
Vedanta Ltd.—ADR	20,812	407,915
Worthington Industries, Inc.	17,525	875,549
Yanzhou Coal Mining Co. Ltd.—ADR	34,802	347,672
		6,318,029
Miscellaneous Manufacturing—1.52%
Ansell Ltd.—ADR	1,724	117,594
Baxter International, Inc.	32,950	2,044,217
CONMED Corp.	14,520	720,192
Cooper Cos., Inc.	1,250	313,538
CR Bard, Inc.	2,155	691,346
CryoLife, Inc.(a)	30,202	628,202
Getinge AB—ADR	2,036	38,053
Hasbro, Inc.	4,855	477,004
Hill-Rom Holdings, Inc.	7,579	583,280
Intuitive Surgical, Inc.(a)	1,031	1,035,814
Luxottica Group SpA—ADR	1,786	102,695
Merit Medical Systems, Inc.(a)	23,555	972,821
Nintendo Co., Ltd.—ADR	3,977	165,563
Smiths Group PLC—ADR	9,965	202,290
Textron, Inc.	11,396	559,429
WR Grace & Co.	6,346	453,612
Wright Medical Group NV(a)(b)	26,005	769,748
		9,875,398
Motion Picture and Sound Recording Industries—0.40%
Cinemark Holdings, Inc.	15,715	523,152
Regal Entertainment Group	26,983	398,539

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments
August 31, 2017 (Continued)

	Shares	Value
Time Warner, Inc.	16,434	$1,661,478
		2,583,169
Motor Vehicle and Parts Dealers—0.08%
Malibu Boats, Inc.(a)	19,655	530,095
Nonmetallic Mineral Product Manufacturing—0.97%
Anhui Conch Cement Co. Ltd.—ADR	13,611	254,526
Asahi Glass Co. Ltd.—ADR	16,225	126,068
Cemex SAB de CV—ADR(a)	69,391	646,030
Cie de Saint-Gobain—ADR	17,660	194,790
CRH PLC—ADR	7,419	258,997
Eagle Materials, Inc.	3,900	379,275
HeidelbergCement AG—ADR	5,216	100,147
James Hardie Industries PLC—ADR	5,595	79,281
LafargeHolcim Ltd.—ADR	270,698	3,167,167
Owens Corning	6,126	454,120
Owens-Illinois, Inc.(a)	18,450	454,608
Semen Indonesia Persero Tbk PT—ADR	10,584	168,074
		6,283,083
Nonstore Retailers—0.46%
Amazon.com, Inc.(a)	2,510	2,461,305
Baozun, Inc.—ADR(a)	5,530	150,361
WW Grainger, Inc.	2,459	399,760
		3,011,426
Oil and Gas Extraction—1.81%
Akzo Nobel NV—ADR	60,384	1,834,466
BASF SE—ADR	6,304	611,299
Carrizo Oil & Gas, Inc.(a)	27,890	374,842
Centrica PLC—ADR	16,099	167,591
Devon Energy Corp.	19,281	605,423
Diamondback Energy, Inc.(a)	9,321	846,254
Galp Energia SGPS SA—ADR	14,896	122,445
Helmerich & Payne, Inc.	7,436	314,840
LUKOIL PJSC—ADR	9,661	485,658
Minerals Technologies, Inc.	14,435	923,840
Parsley Energy, Inc.(a)	17,148	429,557
PetroChina Co. Ltd.—ADR	3,453	222,097
Petroleo Brasileiro SA—ADR(a)	22,000	197,560
Phillips 66	4,243	355,606
Pioneer Natural Resources Co.	1,414	183,325
Repsol SA—ADR	15,916	273,755
RSP Permian, Inc.(a)	9,490	297,796
Sasol Ltd.—ADR	6,921	208,530
TOTAL SA—ADR	55,774	2,902,479
Whiting Petroleum Corp.(a)	41,556	185,755
Woodside Petroleum Ltd.—ADR	8,598	199,818
		11,742,936
Other Information Services—2.33%
Alibaba Group Holding Ltd.—ADR(a)	11,734	2,015,197
Alphabet, Inc.—Class A(a)	3,293	3,145,606
Alphabet, Inc.—Class C(a)	2,581	2,424,411
Changyou.com Ltd.—ADR(a)	2,675	107,054

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments
August 31, 2017 (Continued)

	Shares	Value
Facebook, Inc.(a)	18,290	$3,145,332
j2 Global, Inc.	12,765	960,949
Liberty Global PLC—LiLAC(a)(b)	8,779	226,410
NetEase, Inc.—ADR	2,266	625,053
Phoenix New Media Ltd.—ADR(a)	72,320	325,440
VeriSign, Inc.(a)	17,527	1,818,426
YY, Inc.—ADR(a)	5,043	376,813
		15,170,691
Paper Manufacturing—0.35%
Boise Cascade Co.(a)	20,975	629,250
Neenah Paper, Inc.	11,565	893,396
Nitto Denko Corp.—ADR	2,585	114,128
Sappi Ltd.—ADR	13,108	87,561
Smurfit Kappa Group PLC—ADR	3,828	117,328
Stora Enso OYJ—ADR	10,908	143,440
Unicharm Corp.—ADR	25,777	120,379
UPM-Kymmene OYJ—ADR	6,979	181,245
		2,286,727
Performing Arts, Spectator Sports, and Related Industries—0.55%
Activision Blizzard, Inc.	18,750	1,229,250
Electronic Arts, Inc.(a)	8,850	1,075,275
Live Nation Entertainment, Inc.(a)	23,043	920,798
Viacom, Inc.	12,180	348,348
		3,573,671
Petroleum and Coal Products Manufacturing—2.12%
Andeavor	9,970	998,496
Chevron Corp.	42,346	4,557,276
China Petroleum & Chemical Corp.—ADR	5,055	387,415
Exxon Mobil Corp.	6,050	461,797
HollyFrontier Corp.	9,431	295,285
Marathon Oil Corp.	41,018	456,120
Marathon Petroleum Corp.	25,195	1,321,478
Murphy Oil Corp.	19,167	434,324
Norsk Hydro ASA—ADR	13,531	96,882
PBF Energy, Inc.	8,670	205,306
Royal Dutch Shell PLC—ADR	63,164	3,485,389
Valero Energy Corp.	15,704	1,069,442
		13,769,210
Pipeline Transportation—0.61%
Snam SpA—ADR	292,395	2,847,928
South Jersey Industries, Inc.	18,030	646,916
Williams Cos., Inc.	16,861	501,278
		3,996,122
Plastics and Rubber Products Manufacturing—0.59%
Avery Dennison Corp.	4,491	423,322
Berry Global Group, Inc.(a)	4,775	268,546
Bridgestone Corp.—ADR	114,371	2,449,827
Continental AG—ADR	3,616	163,407
Goodyear Tire & Rubber Co.	18,320	555,096
		3,860,198

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments
August 31, 2017 (Continued)

	Shares	Value
Postal Service—0.07%
Deutsche Post AG—ADR	8,625	$358,196
Royal Mail PLC—ADR	12,295	126,516
		484,712
Primary Metal Manufacturing—0.66%
Alumina Ltd.—ADR	13,066	87,804
ArcelorMittal(a)(b)	9,299	248,190
Cia Siderurgica Nacional SA—ADR(a)	18,100	49,051
Johnson Matthey PLC—ADR	1,475	104,873
Kaiser Aluminum Corp.	8,485	817,275
Nucor Corp.	10,558	581,851
POSCO—ADR	6,737	509,452
Reliance Steel & Aluminum Co.	3,036	219,867
Silicon Laboratories, Inc.(a)	6,490	492,591
Steel Dynamics, Inc.	26,009	896,010
Ternium SA—ADR	4,503	137,026
Usinas Siderurgicas de Minas Gerais SA—ADR(a)	73,346	155,494
		4,299,484
Printing and Related Support Activities—0.02%
Dai Nippon Printing Co. Ltd.—ADR	12,733	151,141
Professional, Scientific, and Technical Services—3.35%
51job, Inc.—ADR(a)	5,008	297,476
Adecco Group AG—ADR	5,663	205,057
AirMedia Group, Inc.—ADR(a)	59,366	144,853
Amadeus IT Group SA—ADR	4,082	253,166
Amdocs Ltd.(b)	19,227	1,245,717
Amec Foster Wheeler PLC—ADR	10,526	56,840
Amgen, Inc.	7,940	1,411,493
Atos SE—ADR	4,788	148,236
Benitec Biopharma Ltd.—ADR(a)	16,511	33,848
Callidus Software, Inc.(a)	39,385	1,014,164
CDW Corp.	12,826	813,425
Cellect Biotechnology Ltd.—ADR(a)	389	3,419
Cellectis SA—ADR(a)	971	27,926
Cerner Corp.(a)	9,021	611,443
China Finance Online Co. Ltd.—ADR(a)	46,238	116,982
China Techfaith Wireless Communication Technology Ltd.—ADR(a)	47,940	113,618
Convergys Corp.	32,085	753,997
CyberArk Software Ltd.(a)(b)	58,834	2,353,949
eBay, Inc.(a)	42,857	1,548,423
Exact Sciences Corp.(a)	15,320	641,755
F5 Networks, Inc.(a)	6,536	780,268
Galapagos NV—ADR(a)	1,067	98,687
Grana y Montero SAA—ADR(a)	4,077	14,840
Gravity Co. Ltd.—ADR(a)	9,541	184,046
ICON PLC(a)(b)	3,820	433,150
Infosys Ltd.—ADR	13,066	195,990
International Business Machines Corp.	2,635	376,884
Jack Henry & Associates, Inc.	15,942	1,643,142
Jardine Matheson Holdings Ltd.—ADR	5,677	373,064
KeyW Holding Corp.(a)	33,560	239,954
Leidos Holdings, Inc.	15,750	918,540

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments
August 31, 2017 (Continued)

	Shares	Value
Materialise NV—ADR(a)	6,187	$85,504
Mesoblast Ltd.—ADR(a)	7,926	46,843
Nabriva Therapeutics PLC(a)(b)	6,500	59,475
Naspers Ltd.—ADR	12,564	572,793
Natera, Inc.(a)	23,595	291,398
Navigant Consulting, Inc.(a)	17,545	268,965
Nice Ltd.—ADR	2,146	167,860
Omnicom Group, Inc.	2,350	170,093
Santen Pharmaceutical Co. Ltd.—ADR	3,275	50,959
Summit Therapeutics PLC—ADR(a)	6,336	81,608
Telia Co. AB—ADR	15,892	150,958
Tetra Tech, Inc.	14,400	613,441
VMware, Inc.(a)	5,000	540,500
VTech Holdings Ltd.—ADR	13,570	190,659
Waters Corp.(a)	6,976	1,279,955
Zhaopin Ltd.—ADR(a)	8,683	158,899
		21,784,262
Publishing Industries (except Internet)—3.66%
Akamai Technologies, Inc.(a)	9,850	464,428
ANSYS, Inc.(a)	8,459	1,089,688
CA, Inc.	41,547	1,378,529
Citrix Systems, Inc.(a)	18,417	1,440,394
Dassault Systemes SE—ADR	1,747	171,730
DXC Technology Co.	9,252	786,420
InterActiveCorp(a)	5,866	665,850
Microsoft Corp.	45,275	3,385,212
MiX Telematics Ltd.—ADR	22,805	220,980
Oracle Corp.	25,476	1,282,207
Proofpoint, Inc.(a)	10,755	986,879
PTC, Inc.(a)	12,730	712,880
Red Hat, Inc.(a)	4,450	478,375
RELX NV—ADR	17,482	368,695
RELX PLC—ADR	18,055	400,279
SAP SE—ADR	31,099	3,263,840
SS&C Technologies Holdings, Inc.	19,601	758,755
Symantec Corp.	29,010	869,720
Synopsys, Inc.(a)	15,643	1,258,010
TEGNA, Inc.	37,992	479,459
Trend Micro, Inc.—ADR	2,955	136,698
Twenty-First Century Fox, Inc.	25,498	703,490
Twilio, Inc.(a)	4,775	139,812
Wolters Kluwer NV—ADR	54,497	2,383,154
		23,825,484
Rail Transportation—0.29%
Kansas City Southern	3,268	338,009
Norfolk Southern Corp.	5,117	616,701
Union Pacific Corp.	7,600	800,280
West Japan Railway Co.—ADR	1,594	116,219
		1,871,209
Real Estate—0.12%
Avis Budget Group, Inc.(a)	4,726	171,223
CBRE Group, Inc.(a)	7,840	282,867

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments
August 31, 2017 (Continued)

	Shares	Value
Daito Trust Construction Co. Ltd.—ADR	2,661	$118,548
Hang Lung Properties Ltd.—ADR	6,851	84,062
LendLease Group—ADR	9,269	122,907
		779,607
Rental and Leasing Services—0.25%
Ashtead Group PLC—ADR	1,923	164,840
Brambles Ltd.—ADR	9,620	142,953
Fly Leasing Ltd.—ADR(a)	9,809	133,697
Hertz Global Holdings, Inc.(a)	10,347	224,944
Navient Corp.	16,916	223,291
Synchrony Financial	11,102	341,830
United Rentals, Inc.(a)	3,425	404,355
		1,635,910
Retailing—0.03%
Jumei International Holding Ltd.—ADR(a)	61,565	208,705
Securities, Commodity Contracts, and Other Financial Investments and Related Activities—2.51%
Affiliated Managers Group, Inc.	5,290	934,690
Allegion PLC(b)	8,017	631,018
Aramark	21,392	870,440
CBOE Holdings, Inc.	5,382	542,989
Daiwa Securities Group, Inc.—ADR	15,330	83,089
Eaton Vance Corp.	8,200	390,156
Evercore, Inc.	7,925	597,941
First Pacific Co., Ltd.—ADR	56,622	225,922
FNF Group	14,143	682,258
Goldman Sachs Group, Inc.	10,784	2,412,812
Lazard Ltd.(b)	5,937	254,638
MarketAxess Holdings, Inc.	2,175	419,666
Moody’s Corp.	7,255	972,388
Morgan Stanley	26,154	1,190,007
MSCI, Inc.	6,210	711,728
NASDAQ, Inc.	5,621	423,711
Nomura Holdings, Inc.—ADR	26,419	146,890
ORIX Corp.—ADR	1,650	132,842
Q2 Holdings, Inc.(a)	14,170	575,302
Raymond James Financial, Inc.	6,373	499,133
S&P Global, Inc.	9,804	1,513,051
Singapore Exchange Ltd.—ADR	938	78,451
Stifel Financial Corp.	17,420	831,805
Thomson Reuters Corp.(b)	16,741	764,896
WPP PLC—ADR	1,953	179,266
Yintech Investment Holdings Ltd.—ADR	27,590	274,245
		16,339,334
Software & Services—0.02%
Talend SA—ADR(a)	3,104	122,298
Specialty Trade Contractors—0.06%
Quanta Services, Inc.(a)	11,189	402,021
Sporting Goods, Hobby, Musical Instrument, and Book Stores—0.09%
Dick’s Sporting Goods, Inc.	21,900	577,284

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments
August 31, 2017 (Continued)

	Shares	Value
Support Activities for Mining—0.48%
ConocoPhillips	11,877	$518,550
Gazprom PJSC—ADR	95,104	379,465
Keane Group, Inc.(a)	26,080	337,736
Pioneer Energy Services Corp.(a)	76,035	129,260
RPC, Inc.	20,409	396,139
South32 Ltd.—ADR	24,372	284,665
SRC Energy, Inc.(a)	76,135	600,704
Subsea 7 SA—ADR	15,985	229,065
Superior Energy Services, Inc.(a)	27,850	229,484
YPF SA—ADR	850	17,051
		3,122,119
Support Activities for Transportation—0.25%
CH Robinson Worldwide, Inc.	6,046	427,029
Expeditors International of Washington, Inc.	8,525	478,252
Grupo Aeroportuario del Pacifico SAB de CV—ADR	1,345	148,690
Grupo Aeroportuario del Sureste SAB de CV—ADR	844	171,889
Japan Airlines Co. Ltd.—ADR	8,423	144,791
XPO Logistics, Inc.(a)	4,550	278,460
		1,649,111
Telecommunications—3.24%
America Movil SAB de CV, Class L—ADR	20,754	387,685
America Movil SAB de CV, Series A—ADR	7,924	146,515
ATN International, Inc.	9,305	563,604
Autohome, Inc.—ADR(a)	3,948	253,738
CenturyLink, Inc.	48,333	953,127
China Mobile Ltd.—ADR	16,970	900,768
China Telecom Corp. Ltd.—ADR	6,632	340,155
Chunghwa Telecom Co. Ltd.—ADR	38,876	1,345,499
JD.com, Inc.—ADR(a)	8,628	361,599
Mobile TeleSystems PJSC—ADR	13,643	136,294
Nippon Telegraph & Telephone Corp.—ADR	84,717	4,213,823
Singapore Telecommunications Ltd.—ADR	3,827	104,477
SoftBank Group Corp.—ADR	8,219	334,760
Spark New Zealand Ltd.—ADR	3,063	42,851
Swisscom AG—ADR	11,052	556,358
Telecom Argentina SA—ADR(a)	1,027	30,759
Telecom Italia SpA/Milano—ADR(a)	8,706	84,448
Telecom Italia SpA/Milano—ADR	11,547	89,258
Telekomunikasi Indonesia Persero Tbk PT—ADR	9,692	342,321
Telstra Corp. Ltd.—ADR	11,282	163,815
Tencent Holdings Ltd.—ADR	57,904	2,451,076
T-Mobile US, Inc.(a)	39,581	2,561,286
VEON Ltd.—ADR	19,962	84,240
Verizon Communications, Inc.	13,310	638,481
Vodacom Group Ltd.—ADR	14,538	203,532
Vodafone Group PLC—ADR	74,084	2,150,658
Zayo Group Holdings, Inc.(a)	46,730	1,596,764
		21,037,891
Transportation Equipment Manufacturing—3.42%
Airbus Group SE—ADR	203,823	4,294,550
Astra International, Tbk PT—ADR	13,966	165,497

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments
August 31, 2017 (Continued)

	Shares	Value
Bayerische Motoren Werke AG—ADR	7,576	$234,932
Boeing Co.	8,850	2,120,991
BorgWarner, Inc.	23,100	1,072,071
Brunswick Corp.	21,392	1,122,652
Daimler AG—ADR	5,282	385,216
Denso Corp.—ADR	6,780	165,161
Federal Signal Corp.	25,390	474,539
General Dynamics Corp.	2,666	536,799
Gentex Corp.	39,953	729,941
Isuzu Motors Ltd.—ADR	8,367	109,775
KLX, Inc.(a)	14,385	689,617
Lear Corp.	10,145	1,517,083
Mazda Motor Corp.—ADR	12,188	89,338
Meggitt PLC—ADR	7,602	102,247
Nissan Motor Co. Ltd.—ADR	7,195	143,828
Oshkosh Corp.	6,250	466,250
PACCAR, Inc.	10,491	695,868
Renault SA—ADR	4,793	84,836
Spirit AeroSystems Holdings, Inc.	16,344	1,217,628
Subaru Corp.—ADR	117,871	2,065,100
Tata Motor Ltd.—ADR(a)	4,296	128,279
Tenneco, Inc.	14,745	799,179
United Technologies Corp.	19,416	2,324,484
Visteon Corp.(a)	3,650	421,356
Volkswagen AG—ADR	3,668	113,488
		22,270,705
Truck Transportation—0.19%
DSV A/S—ADR	4,674	166,020
JB Hunt Transport Services, Inc.	5,009	495,340
Swift Transportation Co.(a)	19,615	550,201
		1,211,561
Utilities—2.25%
Ameren Corp.	10,662	639,613
Calpine Corp.(a)	25,921	381,039
CenterPoint Energy, Inc.	19,675	582,774
Cheniere Energy, Inc.(a)	11,742	502,440
CLP Holdings Ltd.—ADR	15,344	162,033
Consolidated Edison, Inc.	8,618	726,239
CPFL Energia SA—ADR	13,506	231,628
DTE Energy Co.	5,407	607,313
Edison International	6,903	553,483
EDP Energias de Portugal SA—ADR	4,106	158,163
Électricité de France SA—ADR	52,047	108,258
Enel Chile SA—ADR	15,330	89,834
Energen Corp.(a)	12,787	655,717
Eversource Energy	9,501	598,562
FirstEnergy Corp.	6,550	213,399
Gas Natural SDG SA—ADR	35,115	169,957
Great Plains Energy, Inc.	13,935	427,665
Guangdong Investment Ltd.—ADR	5,837	438,358
Hong Kong & China Gas Co. Ltd.—ADR	48,081	90,392
Huaneng Power International, Inc.—ADR	5,008	130,158
Iberdrola SA—ADR	10,595	347,198

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments
August 31, 2017 (Continued)

	Shares	Value
Kinder Morgan, Inc.	40,547	$783,774
Korea Electric Power Corp.—ADR	25,223	488,065
NorthWestern Corp.	14,690	886,101
ONEOK, Inc.	10,216	553,299
PG&E Corp.	12,841	903,749
Pinnacle West Capital Corp.	5,565	500,683
SCANA Corp.	5,897	356,061
Spire, Inc.	11,290	863,685
SSE PLC—ADR	11,722	218,733
Suez—ADR	11,406	107,673
Tenaga Nasional Bhd—ADR	28,891	430,187
Terna Rete Elettrica Nazionale SpA—ADR	7,988	140,908
Xcel Energy, Inc.	11,675	577,913
		14,625,054
Waste Management and Remediation Services—0.36%
Casella Waste Systems, Inc.(a)	25,613	430,555
Republic Services, Inc.	16,085	1,049,385
US Ecology, Inc.	13,800	709,320
Veolia Environnement SA—ADR	5,540	129,470
		2,318,730
Water Transportation—0.38%
AP Moeller—Maersk A/S—ADR	16,587	171,178
Carnival Corp.(b)	22,082	1,534,256
Carnival PLC—ADR	3,897	273,258
Royal Caribbean Cruises Ltd.(b)	3,712	461,996
		2,440,688
Wood Product Manufacturing—0.10%
Masco Corp.	17,189	632,040
Total Common Stocks (Cost $523,098,682)		606,683,823
Preferred Stocks—0.63%
Administration of Economic Programs—0.04%
Centrais Electricas Brasileiras SA—ADR	41,279	265,424
Air Transportation—0.05%
Avianca Holdings SA—ADR	11,832	89,568
Gol Linhas Aereas Inteligentes SA—ADR(a)	12,231	218,324
		307,892
Chemical Manufacturing—0.07%
Braskem SA—ADR(a)	7,590	183,147
Henkel AG & Co. KGaA—ADR	1,918	257,491
		440,638
Credit Intermediation and Related Activities—0.11%
Banco Bradesco SA—ADR	23,954	254,871
Bancolombia SA —ADR	3,274	148,672
Itau Unibanco Holding SA—ADR	25,173	321,459
		725,002
Food and Beverage Stores—0.03%
Cia Brasileira de Distribuicao—ADR(a)	9,517	216,036

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments
August 31, 2017 (Continued)

	Shares	Value
Machinery Manufacturing—0.02%
FUCHS PETROLUB SE—ADR	9,686	$134,151
Mining (except Oil and Gas)—0.06%
Vale SA—ADR	40,476	415,284
Oil and Gas Extraction—0.09%
Petroleo Brasileiro SA—ADR(a)	44,292	384,011
Surgutneftegas OJSC—ADR	41,309	201,588
		585,599
Primary Metal Manufacturing—0.02%
Gerdau SA—ADR	33,963	126,003
Telecommunications—0.06%
Oi SA—ADR(a)	111,717	127,357
Telefonica Brasil SA—ADR	14,782	227,643
		355,000
Transportation Equipment Manufacturing—0.03%
Porsche Automobil Holding SE—ADR	12,952	72,920
Volkswagen AG—ADR	4,375	130,550
		203,470
Utilities—0.05%
Cia Energetica de Minas Gerais—ADR	60,976	160,367
Cia Paranaense de Energia—ADR	17,954	163,740
		324,107
Total Preferred Stocks (Cost $3,697,578)		4,098,606
Exchange-Traded Funds—1.15%
iShares MSCI EAFE ETF	19,451	1,301,272
iShares Russell 1000 ETF	39,583	5,448,599
Vanguard FTSE Emerging Markets ETF	16,105	713,452
Total Exchange-Traded Funds (Cost $6,985,300)		7,463,323
Real Estate Investment Trusts—2.08%
American Homes 4 Rent	14,896	330,095
American Tower Corp.	3,842	568,808
Apartment Investment & Management Co.	6,043	273,929
AvalonBay Communities, Inc.	1,895	355,749
Camden Property Trust	3,041	272,109
Colony NorthStar, Inc.	19,672	257,900
CubeSmart	5,677	139,938
Digital Realty Trust, Inc.	2,500	295,850
Duke Realty Corp.	8,634	256,602
EastGroup Properties, Inc.	8,205	729,096
Equinix, Inc.	1,056	494,641
Equity Residential	3,062	205,613
Essex Property Trust, Inc.	1,734	461,192
Extra Space Storage, Inc.	2,001	155,338
First Industrial Realty Trust, Inc.	24,825	769,079
GGP, Inc.	9,022	187,207
Gramercy Property Trust	29,636	902,712
JBG SMITH Properties(a)	1,529	50,044
Kimco Realty Corp.	10,758	211,072
Kite Realty Group Trust	40,423	813,311

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments
August 31, 2017 (Continued)

	Shares	Value
LaSalle Hotel Properties	22,770	$646,213
Liberty Property Trust	5,580	237,708
Mack-Cali Realty Corp.	27,535	630,276
Pebblebrook Hotel Trust	21,785	731,758
Prologis, Inc.	6,271	397,331
Public Storage	1,324	271,870
Ramco-Gershenson Properties Trust	56,895	748,169
SBA Communications Corp.(a)	2,784	427,483
Simon Property Group, Inc.	1,901	298,172
SL Green Realty Corp.	2,998	288,947
UDR, Inc.	7,342	285,016
Vornado Realty Trust	3,059	227,865
Welltower, Inc.	4,233	309,940
Weyerhaeuser Co.	9,837	320,785
Total Real Estate Investment Trusts (Cost $12,781,294)		13,551,818
Short-term Investments—2.35%
Fidelity Institutional Government Portfolio, Class I, 0.890%(c)	15,263,501	15,263,501
Total Short-Term Investments (Cost $15,263,501)		15,263,501
Total Investments (Cost $561,826,355)—99.52%		647,061,071
Other Assets in Excess of Liabilities—0.48%		3,128,708
Total Net Assets—100.00%		$650,189,779

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	Foreign issued security.
(c)	The rate shown represents the 7-day yield at August 31, 2017.

Abbreviations
AB	Aktiebolag is a Swedish term for a stock company.
AG	Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e. owned by shareholders.
A/S	An abbreviation used by many countries to signify a stock company whereby shareholders have limited liability.
ASA	Allmennaksjeselskap is a Norwegian term for a stock company.
KGaA	Kommanditgesellschaft auf Aktien is a German term that refers to a Limited Partnership that has shares.
LiLAC	Liberty Latin America and Caribbean Group.
NV	Naamloze Vennootschap is a Dutch term for publicly traded companies.
OJSC	Open Joint Stock Company.
OYJ	Julkinen osakeyhtiö is the Finnish term for publicly traded companies.
PLC	Public Limited Company is a publicly traded company which signifies that shareholders have limited liability.
SA	An abbreviation used by many countries to signify a publicly traded company.
SAB de CV	Sociedad Anonima de Capital Variable is a Spanish term for an SA with variable capital.
SE	Societas Europaea is a term for a European Public Limited Liability Company.

The accompanying notes are an integral part of these financial statements.

PMC Funds
August 31, 2017

Statements of Assets and Liabilities

	Core Fixed Income Fund	Diversified Equity Fund
Assets
Investments, at value(1)	$345,730,360	$647,061,071
Foreign currencies(2)	21,207	—
Cash	—	758
Receivables:
Investments sold	4,502,800	3,019,638
Dividends and interest receivable	1,685,986	1,478,392
Cash collateral held at broker for futures contracts	598,512	—
Fund shares sold	1,317,481	2,219,724
Due from broker for variation margin on futures contracts	16,102	—
Other Assets	23,128	25,569
Total Assets	353,895,576	653,805,152
Liabilities
Payables:
Investments purchased	20,332,349	1,603,631
Fund shares redeemed	700,422	1,182,097
Affiliates	113,037	170,971
Adviser	135,038	452,736
Distributor	69,627	135,704
Due to broker for variation margin on futures contracts	51,075	—
Accrued expenses and other liabilities	68,298	70,234
Total Liabilities	21,469,846	3,615,373
Net Assets	$332,425,730	$650,189,779
Net assets consist of:
Paid-in capital	$326,057,894	$535,044,604
Accumulated net investment income	3,514,187	3,186,364
Accumulated net realized gain (loss)	(1,747,372)	26,724,076
Net unrealized appreciation (depreciation) on:
Investments	4,813,736	85,234,716
Futures contracts	(202,817)	—
Purchased options	(10,288)	—
Foreign currency translations	390	19
Net assets	$332,425,730	$650,189,779
Shares of beneficial interest outstanding (unlimited shares of $0.001 par value authorized)	19,502,829	24,365,627
Net asset value and redemption price per share	$17.05	$26.68

(1) Cost of investments	$340,926,912	$561,826,355
(2) Cost of foreign currencies	$20,809	$—

The accompanying notes are an integral part of these financial statements.

PMC Funds
For the Year Ended August 31, 2017

Statements of Operations

	Core Fixed Income Fund	Diversified Equity Fund
Investment Income:
Interest	$7,326,326	$67,595
Dividend	240,091	11,445,923	(1)
	7,566,417	11,513,518
Expenses:
Investment advisory fees	2,303,451	5,331,716
Distribution fees	719,828	1,407,286
Transfer agent fees and expenses	230,258	302,223
Fund accounting fees	183,731	210,634
Fund administration fees	161,276	315,755
Custody fees	84,278	140,177
Federal and state registration fees	45,952	64,025
Audit and tax fees	34,864	33,366
Reports to shareholders	29,795	60,311
Chief Compliance Officer fees	16,365	20,126
Legal fees	15,324	28,699
Trustees’ fees	8,015	8,015
Other expenses	13,427	20,794
Total expenses before waiver	3,846,564	7,943,127
Less waivers and reimbursements by Adviser (Note 4)	(967,003)	(302,297)
Net expenses	2,879,561	7,640,830
Net Investment Income	4,686,856	3,872,688
Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	888,649	41,508,446
Forward foreign currency contracts	13,071	—
Futures contracts	(528,386)	—
Purchased options	(31,371)	—
Foreign currency translations	(12,058)	786
	329,905	41,509,232
Net change in unrealized appreciation (depreciation) on:
Investments	(1,926,915)	31,567,484
Futures contracts	(59,352)	—
Forward foreign currency contracts	(10,522)	—
Purchased options	(10,288)	—
Foreign currency translations	957	19
	(2,006,120)	31,567,503
Net gain (loss) on investments and foreign currency	(1,676,215)	73,076,735
Net Increase in Net Assets Resulting from Operations	$3,010,641	$76,949,423

(1)	Net of $887,409 in foreign withholding tax and ADR issuance fees.

The accompanying notes are an integral part of these financial statements.

PMC Funds

Statements of Changes in Net Assets

	Core Fixed Income Fund
	Year Ended August 31, 2017	Year Ended August 31, 2016
Operations:
Net investment income	$4,686,856	$4,099,903
Net realized gain on investments, futures and foreign currency	329,905	874,845
Net change in unrealized appreciation (depreciation)	(2,006,120)	7,741,469
Net increase in net assets resulting from operations	3,010,641	12,716,217
Dividends and distributions to shareholders:
Net investment income	(4,720,316)	(3,261,090)
Net realized gains	(1,607,789)	(163,208)
Total dividends and distributions	(6,328,105)	(3,424,298)
Fund share transactions:
Shares sold	132,963,916	128,449,683
Shares issued to holders in reinvestment of dividends	6,028,846	3,028,850
Shares redeemed	(77,935,517)	(83,318,691)
Net increase	61,057,245	48,159,842
Net increase in net assets	57,739,781	57,451,761
Net Assets:
Beginning of year	274,685,949	217,234,188
End of year*	$332,425,730	$274,685,949
* Including accumulated net investment income of:	$3,514,187	$3,196,956
Change in shares outstanding:
Shares sold	7,895,129	7,636,122
Shares issued to holders in reinvestment of dividends	370,095	184,705
Shares redeemed	(4,618,359)	(4,948,213)
Net increase	3,646,865	2,872,614

The accompanying notes are an integral part of these financial statements.

PMC Funds

Statements of Changes in Net Assets

	Diversified Equity Fund
	Year Ended August 31, 2017	Year Ended August 31, 2016
Operations:
Net investment income	$3,872,688	$2,452,622
Net realized gain (loss) on investments, futures and foreign currency	41,509,232	(8,310,862)
Net change in unrealized appreciation	31,567,503	28,403,573
Net increase in net assets resulting from operations	76,949,423	22,545,333
Dividends and distributions to shareholders:
Net investment income	(3,050,989)	(1,427,300)
Net realized gains	(433,201)	(12,874,210)
Total dividends and distributions	(3,484,190)	(14,301,510)
Fund share transactions:
Shares sold	230,601,519	238,833,048
Shares issued to holders in reinvestment of dividends	3,301,398	13,092,554
Shares redeemed	(146,417,244)	(100,117,148)
Net increase	87,485,673	151,808,454
Net increase in net assets	160,950,906	160,052,277
Net Assets:
Beginning of year	489,238,873	329,186,596
End of year*	$650,189,779	$489,238,873
* Including accumulated net investment income of:	$3,186,364	$2,450,266
Change in shares outstanding:
Shares sold	9,290,698	10,528,464
Shares issued to holders in reinvestment of dividends	137,044	587,901
Shares redeemed	(5,921,040)	(4,414,100)
Net increase	3,506,702	6,702,265

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND

Financial Highlights
	Per Share Data for a Share Outstanding Throughout Each Year
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$17.32	$16.73	$17.12	$16.26	$17.19
Income (loss) from investment operations:
Net investment income(1)	0.27	0.28	0.29	0.30	0.21
Net realized and unrealized gain (loss)	(0.14)	0.55	(0.36)	0.76	(0.64)
Total from investment operations	0.13	0.83	(0.07)	1.06	(0.43)
Less distributions paid:
Dividends from net investment income	(0.30)	(0.23)	(0.25)	(0.20)	(0.21)
Distributions from net realized gains	(0.10)	(0.01)	(0.07)	—	(0.29)
Total distributions paid	(0.40)	(0.24)	(0.32)	(0.20)	(0.50)
Net asset value, end of year	$17.05	$17.32	$16.73	$17.12	$16.26
Total return	0.78%	5.06%	(0.42)%	6.58%	(2.58)%

Ratios/supplemental data
Net assets, end of year (000)	$332,426	$274,686	$217,234	$162,935	$143,162
Ratio of expenses to average net assets before waiver and reimbursements	1.34%	1.37%	1.39%	1.42%	1.41%
Ratio of expenses to average net assets after waiver and reimbursements	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of net investment income to average net assets before waiver and reimbursements	1.29%	1.30%	1.31%	1.37%	0.84%
Ratio of net investment income to average net assets after waiver and reimbursements	1.63%	1.67%	1.70%	1.79%	1.25%
Portfolio turnover rate	199.9%	100.4%	131.9%	245.1%	233.8%

(1)	Per share net investment income was calculated using average shares outstanding.

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND

Financial Highlights
	Per Share Data for a Share Outstanding Throughout Each Year
	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
	August 31,		August 31,	August 31,	August 31,	August 31,
	2017		2016	2015	2014	2013
Net asset value, beginning of year	$23.45		$23.25	$25.36	$21.74	$18.66
Income (loss) from investment operations:
Net investment income(1)	0.17		0.14	0.16	0.15	0.15
Net realized and unrealized gain (loss)	3.22		0.95	(1.23)	4.23	3.15
Total from investment operations	3.39		1.09	(1.07)	4.38	3.30
Less distributions paid:
Dividends from net investment income	(0.14)		(0.09)	(0.12)	(0.08)	(0.11)
Distributions from net realized gains	(0.02)		(0.80)	(0.92)	(0.68)	(0.11)
Total distributions paid	(0.16)		(0.89)	(1.04)	(0.76)	(0.22)
Net asset value, end of year	$26.68		$23.45	$23.25	$25.36	$21.74
Total return	14.54%		4.87%	(4.41)%	20.40%	17.83%

Ratios/supplemental data
Net assets, end of year (000)	$650,190		$489,239	$329,187	$249,622	$186,036
Ratio of expenses to average net assets before waiver and reimbursements	1.41%		1.45%	1.45%	1.47%	1.54%
Ratio of expenses to average net assets after waiver and reimbursements	1.36	%(2)	1.40%	1.40%	1.40%	1.40%
Ratio of net investment income to average net assets before waiver and reimbursements	0.64%		0.57%	0.62%	0.56%	0.56%
Ratio of net investment income to average net assets after waiver and reimbursements	0.69%		0.62%	0.67%	0.63%	0.70%
Portfolio turnover rate	139.4%		48.8%	66.7%	30.4%	39.0%

(1)	Per share net investment income was calculated using average shares outstanding.
(2)	Effective November 1, 2016 the expense limitation cap was reduced from 1.40% to 1.35%.

The accompanying notes are an integral part of these financial statements.

PMC FUNDS

Notes to Financial Statements
August 31, 2017

(1)	Organization

Trust for Professional Managers (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated May 29, 2001. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Each of the PMC Funds (each, a “Fund” and together, the “Funds”) represents a distinct series with its own investment objectives and policies within the Trust. The investment objective of the PMC Core Fixed Income Fund (the “Core Fixed Income Fund”) is to provide current income consistent with low volatility of principal. The investment objective of the PMC Diversified Equity Fund (the “Diversified Equity Fund”) is long-term capital appreciation. The Trust may issue an unlimited number of shares of beneficial interest at $0.001 par value. The Core Fixed Income Fund became effective and commenced operations on September 28, 2007. The Diversified Equity Fund became effective and commenced operations on August 26, 2009.

The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services-Investment Companies”.

(2)	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

(a)	Investment Valuation

Each security owned by the Funds that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued. If the security is listed on more than one exchange, the Funds will use the price of the exchange that the Funds generally consider to be the principal exchange on which the stock is traded.

Fund securities listed on the NASDAQ Stock Market, LLC (“NASDAQ”) will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the bid and asked prices on such day or at the latest sale price on the Composite Market (defined as the consolidation of the trade information provided by national securities and foreign exchanges and over-the-counter markets as published by an approved pricing service (“Pricing Service”)).

Debt securities, including short-term debt instruments having a maturity of 60 days or less, are valued at the mean in accordance with prices supplied by an approved Pricing Service. Pricing Services may use various valuation methodologies such as the mean between the bid and the asked prices, matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. If a price is not available from a Pricing Service, the most recent quotation obtained from one or more broker-dealers know to follow the issue will be obtained. Quotations will be valued at the mean between the bid and the offer. Any discount or premium is accreted or amortized using the constant yield 2 method until maturity.

Money market funds, demand notes and repurchase agreements are valued at cost. If cost does not represent current market value the securities will be priced at fair value.

Redeemable securities issued by open-end, registered investment companies are valued at the NAVs of such companies for purchase and/or redemption orders placed on that day. All exchange-traded funds are valued at the last reported sale price on the exchange on which the security is principally traded.

PMC FUNDS

Notes to Financial Statements, continued
August 31, 2017

Futures contracts are valued at the last settlement price at the close of trading on the relevant exchange or board of trade. Futures contracts for which reliable market quotations are not readily available shall each be valued at a price, supplied by a Pricing Service approved by the Trust’s Board of Trustees (the “Board”) which is in the opinion of such Pricing Service representative of the market value of such positions at the time of determination of the NAV, it being the opinion of the Board that the valuations supplied by such Pricing Service accurately reflect the fair value of such position.

Forward foreign currency contracts are valued at the mean between the bid and asked prices.

If market quotations are not readily available, any security or other financial instrument is valued at its fair value as determined under fair value pricing procedures approved by the Board. These fair value procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual market value. The intended effect of using fair value pricing procedures is to ensure that the Funds are accurately priced. The Board will regularly evaluate whether the Funds’ fair value pricing procedures continue to be appropriate in light of the specific circumstances of each Fund and the quality of prices obtained through application of such procedures by the Trust’s valuation committee.

The Funds have adopted Statement of Financial Accounting Standard, “Fair Value Measurements and Disclosures” (“Fair Value Measurements”) and FASB Staff Position “Determining Fair Value when the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identified Transactions that are not Orderly” (“Determining Fair Value”). Determining Fair Value clarifies Fair Value Measurements and requires an entity to evaluate certain factors to determine whether there has been a significant decrease in volume and level of activity for the security such that recent transactions and quoted prices may not be determinative of fair value and further analysis and adjustment may be necessary to estimate fair value. Determining Fair Value also requires enhanced disclosure regarding the inputs and valuation techniques used to measure fair value in those instances as well as expanded disclosure of valuation levels for major security types. Fair Value Measurements requires the Funds to classify their securities based on valuation method. These inputs are summarized in the three broad levels listed below:

●	Level 1—Quoted prices in active markets for identical securities.
●	Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
●	Level 3—Significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Funds’ investments carried at fair value as of August 31, 2017:

Core Fixed Income Fund

	Level 1	Level 2	Level 3	Total
Fixed Income Securities
Asset Backed Securities	$—	$36,498,439	$—	$36,498,439
Corporate Bonds	—	81,079,461	—	81,079,461
Foreign Corporate Bonds	—	21,954,031	—	21,954,031
Foreign Government Agency Issues	—	1,931,750	—	1,931,750
Foreign Government Notes/Bonds	—	3,035,854	—	3,035,854
Mortgage Backed Securities	—	71,830,782	—	71,830,782
Municipal Bonds	—	1,114,798	—	1,114,798
U.S. Government Agency Issues	—	2,634,629	—	2,634,629

PMC FUNDS

Notes to Financial Statements, continued
August 31, 2017

	Level 1	Level 2	Level 3	Total
U.S. Government Notes/Bonds	$—	$104,771,609	$—	$104,771,609
U.S. Treasury Bills	—	5,535,085	—	5,535,085
Total Fixed Income Securities	—	330,386,438	—	330,386,438
Exchange-Traded Funds	7,048,116	—	—	7,048,116
Money Market Funds	8,281,275	—	—	8,281,275
Purchased Options	14,531	—	—	14,531
Total Investments in Securities	$15,343,922	$330,386,438	$—	$345,730,360
Other Financial Instruments(1)
Futures	$(202,817)	$—	$—	$(202,817)
Total Other Financial Instruments	$(202,817)	$—	$—	$(202,817)

(1)
Other financial instruments are futures contracts and forward contracts reflected in the Schedule of Open Futures Contracts. The amounts reflect the net unrealized appreciation (depreciation) on the contracts held.

Diversified Equity Fund

	Level 1	Level 2	Level 3	Total
Equity
Common Stocks	$605,638,619	$1,045,204	$—	$606,683,823
Preferred Stocks	4,098,606	—	—	4,098,606
Exchange-Traded Funds	7,463,323	—	—	7,463,323
Real Estate Investment Trusts	13,551,818	—	—	13,551,818
Total Equity	630,752,366	1,045,204	—	631,797,570
Money Market Funds	15,263,501	—	—	15,263,501
Total Investments in Securities	$646,015,867	$1,045,204	$—	$647,061,071

The Funds did not have any level transfers within the period.

The Funds held no Level 3 securities during the year ended August 31, 2017.

In the case of foreign securities, the occurrence of certain events after the close of foreign markets, but prior to the time a Fund’s NAV is calculated (such as a significant surge or decline in the U.S. or other markets) could result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day. To the extent that such events are significant, foreign securities will be priced in their local currencies as of the close of their primary exchange market or as of the valuation time or valuation date, whichever is earlier. Foreign securities, currencies and other assets denominated in foreign currencies are translated to U.S. dollars at the exchange rate of such currencies against the U.S. dollar using the applicable currency exchange rate as of the close of the New York Stock Exchange (“NYSE”), generally at 4:00 P.M., Eastern time. The Adviser anticipates that a Fund’s portfolio holdings will be fair valued only if market quotations for those holdings are considered unreliable.

The Funds may use certain options, futures and forward foreign currency contracts (collectively, “derivative instruments”) as a substitute for a comparable market position in the underlying security, to attempt to hedge or limit the exposure of a Fund’s position, to create a synthetic money market position, for certain tax-related purposes and to effect closing transactions.

Options and futures prices can diverge from the prices of their underlying instruments. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect or no correlation also may result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded and from imposition of daily price fluctuation limits or trading halts.

PMC FUNDS

Notes to Financial Statements, continued
August 31, 2017

The Diversified Equity Fund did not hold derivative instruments during the year ended August 31, 2017.

Core Fixed Income Fund

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments	Statement of Assets & Liabilities Location	Value	Statement of Assets & Liabilities Location	Value
Interest Rate Contracts—Options	Investments, at value	$14,531	Written options, at value	$—
Interest Rate Contracts—Futures	Net Assets— Unrealized appreciation*	51,293	Net Assets— Unrealized depreciation*	254,110
Total		$65,824		$254,110

*
Reflects cumulative unrealized appreciation (depreciation) of futures contracts as reported in the Schedule of Open Futures Contracts. Only the current day’s variation margin payable/receivable is reflected in the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the year ended August 31, 2017:

	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures Contracts	Purchased Options	Forward Foreign Currency Contracts	Total
Interest Rate Contracts	$(528,386)	$(31,371)	$—	$(559,757)
Foreign Exchange Contracts	—	—	13,071	13,071
Total	$(528,386)	$(31,371)	$13,071	$(546,686)

	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures Contracts	Purchased Options	Forward Foreign Currency Contracts	Total
Interest Rate Contracts	$(59,352)	$(10,288)	$—	$(69,640)
Foreign Exchange Contracts	—	—	(10,522)	(10,522)
Total	$(59,352)	$(10,288)	$(10,522)	$(80,162)

The Funds are not subject to any Master Netting Agreements, therefore the Funds do not offset any assets or liabilities.

PMC FUNDS

Notes to Financial Statements, continued
August 31, 2017

(b)     Foreign Securities and Currency

Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Funds isolate the portion of the results of operations from changes in foreign exchange rates on investments from those resulting from changes in market prices of securities held. Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in the exchange rate.

Investments in foreign securities entail certain risks. There may be a possibility of nationalization or expropriation of assets, confiscatory taxation, political or financial instability, and diplomatic developments that could affect the value of the Funds’ investments in certain foreign countries. Since foreign securities normally are denominated and traded in foreign currencies, the value of the Funds’ assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, foreign withholding taxes, and restrictions or prohibitions on the repatriation of foreign currencies. There may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers.

(c)     Futures

The Funds may enter into futures contracts traded on domestic exchanges, including stock index futures contracts. Upon entering into a contract, the Funds deposit and maintain as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Funds as unrealized gains and losses. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. A stock index futures contract does not involve the physical delivery of the underlying stocks in the index. As collateral for futures contracts, the Funds are required under the 1940 Act to maintain assets consisting of cash, cash equivalents or liquid securities. This collateral is required to be adjusted daily to reflect the market value of the purchase obligation for long futures contracts or the market value of the instrument underlying the contract, but not less than the market price at which the futures contract was established, for short futures contracts. At August 31, 2017, the Core Fixed Income Fund had cash and equivalents deposited as collateral with the broker for futures contracts of $598,512. The average monthly notional amount of futures contracts during the period was as follows:

Long Futures	$10,879,389
Short Futures	$19,460,359

The risks inherent in the use of futures contracts include 1) adverse changes in the value of such instruments and 2) the possible absence of a liquid secondary market for any particular instrument at any time. Futures contracts also expose the Funds to counterparty credit risk. The Funds will not enter into these contracts unless they own either 1) an offsetting position in the securities or 2) the position provides cash and liquid assets with a value marked-to-market daily, sufficient to cover the counter-party’s potential obligations.

PMC FUNDS

Notes to Financial Statements, continued
August 31, 2017

Forward Foreign Currency Contracts

The Core Fixed Income Fund might purchase a particular currency or enter into a forward foreign currency contract to preserve the U.S. dollar price of securities it intends to or has contracted to purchase. Alternatively, it might sell a particular currency on either a spot or forward basis to hedge against an anticipated decline in the dollar value of securities it intends to or has contracted to sell. Although this strategy could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain from an increase in the value of the currency. When entering into a forward foreign currency contract, the Fund agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price at a future date. The market value of the contract fluctuates with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. The Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The risks inherent in the use of currency forward exchange contracts include adverse changes in the value of such instruments and exposure to counterparty credit risk. Forward contracts are subject to the risks that the counterparty to such contract will default on its obligations. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearing house, a default on the contract would deprive the Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force the Fund to cover its purchase or sale commitments, if any, at the current market price.

The average monthly notional amount of forward foreign currency contracts, in U.S. dollars, during the year ended August 31, 2017 were as follows:

Long Positions	Short Positions
$46,511	$36,042

(d)     Options

The Core Fixed Income Fund may enter into written call options to hedge against changes in the value of equities. The writing of call options is intended to reduce the volatility of the portfolio and to earn premium income. Written call options expose the Fund to minimal counterparty credit risk since they are exchange traded and the exchange’s clearing house guarantees the options against default. The Fund may also purchase put options to provide protection against adverse price effects from anticipated changes in prices of securities. In addition, the Fund may enter into written put options to hedge against changes in the value of purchased put options.

The Fund may purchase and write call and put options on securities and indices and enter into related closing transactions.

When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from options written. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or a loss. If a put option is exercised, the premium is deducted from the cost basis of the security purchased. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

PMC FUNDS

Notes to Financial Statements, continued
August 31, 2017

When purchasing options, the Fund will recognize a realized loss equal to the premium paid to purchase the option, if the option expires unexercised. The difference between the proceeds received on effecting a closing sale transaction and the premium paid will be recognized as a realized gain or loss. If a put option is exercised, the premium paid is deducted from the proceeds on the sale of the underlying security in determining whether the Fund has a realized gain or loss.

(e)    Federal Income Taxes

The Funds comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and make the requisite distributions of income and capital gains to their shareholders sufficient to relieve them from all or substantially all federal income taxes. Therefore, no federal income tax provision has been provided.

(f)    Distributions to Shareholders

The Funds will distribute net investment income and net realized long- or short-term capital gains at least annually. Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date. The Funds may also pay a special distribution at the end of the calendar year to comply with federal tax requirements.

(g)    Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(h)    Share Valuation

The NAV per share of the Funds are calculated by dividing the sum of the value of the securities held by the Funds, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Funds, rounded to the nearest cent. The Funds’ shares will not be priced on the days on which the NYSE is closed for trading. The Funds no longer charge a redemption fee, therefore the offering and redemption price per share are equal to the Funds’ net asset value per share.

(i)    Expenses

Expenses associated with a specific fund in the Trust are charged to that fund. Common expenses are typically allocated evenly between the funds of the Trust or other equitable means.

(j)    Other

Investment transactions are recorded on the trade date. The Funds determine the gain or loss from investment transactions on the identified cost basis by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis.

PMC FUNDS

Notes to Financial Statements, continued
August 31, 2017

(3)   Federal Tax Matters

The tax character of distributions paid to shareholders were as follows:
	Ordinary	Long-Term
Core Fixed Income Fund	Income	Capital Gains
Year Ended August 31, 2017	$5,192,595	$1,135,510
Year Ended August 31, 2016	3,424,298	—

	Ordinary	Long-Term
Diversified Equity Fund	Income	Capital Gains
Year Ended August 31, 2017	$3,050,989	$433,201
Year Ended August 31, 2016	$1,429,324	$12,872,186

As of August 31, 2017, the components of accumulated earnings (losses) for income tax purposes were as follows:

	Core Fixed Income Fund	Diversified Equity Fund
Cost basis of investments for federal income tax purposes	$341,045,728	$564,227,012
Gross tax unrealized appreciation	$6,114,744	$99,315,550
Gross tax unrealized depreciation	(1,632,539)	(16,481,472)
Net tax unrealized appreciation (depreciation)	$4,482,205	$82,834,078
Undistributed ordinary income	$3,548,775	$8,855,467
Undistributed long-term capital gain	4,399	23,527,127
Total distributable earnings	$3,553,174	$32,382,594
Other accumulated gain/(loss)	(1,667,543)	(71,497)
Total accumulated earnings	$6,367,836	$115,145,175

The difference between book-basis and tax-basis cost is attributable primarily to the tax deferral of losses on wash sale adjustments.

At August 31, 2017, the Core Fixed Income Fund deferred, on a tax basis, post-October losses of $1,667,228.

Additionally, GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended August 31, 2017, the following table shows the reclassifications made:

	Core Fixed Income Fund	Diversified Equity Fund
Undistributed Net Investment Income (Loss)	$350,691	$(85,601)
Accumulated Net Realized Gain (Loss)	$(325,394)	$85,601
Paid In Capital	$(25,297)	$—

The Funds had no material uncertain tax positions and have not recorded a liability for unrecognized tax benefits as of August 31, 2017. Also, the Funds had recognized no interest and penalties related to uncertain tax benefits in fiscal year 2017. At August 31, 2017, the fiscal years 2014 through 2017 remain open to examination in the Funds’ major tax jurisdictions.

PMC FUNDS
Notes to Financial Statements, continued
August 31, 2017

(4)	Investment Adviser

The Trust has entered into an Investment Advisory Agreement (the “Agreement”), on behalf of the Funds, with the Adviser to furnish investment advisory services to the Funds. Under terms of the Agreement, the Trust, on behalf of the Funds, compensates the Adviser for its management services at the annual rate of 0.95% for the Diversified Equity Fund and 0.80% for the Core Fixed Income Fund of each Fund’s average daily net assets.

The Adviser has contractually agreed to waive its management fees and/or reimburse the Funds’ other expenses at least through December 29, 2018 to the extent necessary to ensure that the Funds’ total annual operating expenses (excluding front-end or contingent deferred sales loads, taxes, leverage, interest, brokerage commissions, expenses incurred in connections with any merger or reorganizations, acquired fund fees and expenses, or extraordinary expenses such as litigation) do not exceed 1.00% for the Core Fixed Income Fund and 1.35% for Diversified Equity Fund (the “Expense Limitation Cap”) of each Fund’s average daily net assets. Effective November 1, 2016 the Diversified Equity Fund’s Expense Limitation Cap was reduced from 1.40% to 1.35%.

Any such waiver or reimbursement is subject to later adjustment to allow the Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period do not exceed the lesser of: (1) the Expense Limitation Cap in place at the time of the waiver or reimbursement or (2) the Expense Limitation Cap in place at the time of recoupment; provided, however, that the Adviser shall only be entitled to recoup such amounts over the following three year period from the date of the waiver or reimbursement.

The following table shows the remaining waived or reimbursed expenses subject to potential recovery expiring by:

	PMC Core Fixed Income Fund	PMC Diversified Equity Fund
August 31, 2018	$738,082	$144,520
August 31, 2019	$917,343	$219,834
August 31, 2020	$967,003	$302,297

Sub-advisory services are provided to the Funds, pursuant to agreements between the Adviser and the below listed sub-advisers. Under the terms of these sub-advisory agreements, the Adviser compensates the sub-advisers based on each Fund’s average daily net assets.

Core Fixed Income Fund
Neuberger Berman Investment Advisers LLC
Schroder Investment Management North America Inc.
William Blair Investment Management, LLC (Terminated on September 30, 2016)

Diversified Equity Fund
Delaware Investments Fund Advisers
Epoch Investment Partners, Inc. (Approved by the Fund’s Board on April 20, 2017)
Mellon Capital Management Corporation
Boston Partners Global Investors, Inc.
Thomas White International, Ltd. (Terminated on May 1, 2017)
William Blair Investment Management, LLC (Terminated on September 30, 2016)

PMC FUNDS

Notes to Financial Statements, continued
August 31, 2017

(5)	Distribution Plan

The Trust has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), on behalf of the Funds, which authorizes the Trust to pay Foreside Fund Services, LLC (the “Distributor”), the Funds’ principal distributor, a distribution fee of 0.25% of the Funds’ average daily net assets. During the year ended August 31, 2017, the Funds incurred fees pursuant to the 12b-1 Plan as follows:

Core Fixed Income Fund	$719,828
Diversified Equity Fund	$1,407,286

(6)	Related Party Transactions

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Administrator”) acts as the Funds’ Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds’ custodian, transfer agent and accountants; coordinates the preparation and payment of the Funds’ expenses and reviews the Funds’ expense accruals. Fees incurred for the year ended August 31, 2017, and owed as of August 31, 2017 are as follows:

	Incurred	Owed
PMC Core Fixed Income Fund	$161,276	$26,660
PMC Diversified Equity Fund	$315,755	$54,436

USBFS also serves as the fund accountant and transfer agent to the Funds. U.S. Bank, N.A. (“US Bank), an affiliate of USBFS, serves as each Fund’s custodian. Fees incurred for the year ended August 31, 2017, and owed as of August 31, 2017 are as follows:

Fund Accounting	Incurred	Owed
PMC Core Fixed Income Fund	$183,731	$30,085
PMC Diversified Equity Fund	$210,634	$35,908

Transfer Agency	Incurred	Owed
PMC Core Fixed Income Fund	$230,258	$39,291
PMC Diversified Equity Fund	$302,223	$52,151

Custody	Incurred	Owed
PMC Core Fixed Income Fund	$84,278	$14,172
PMC Diversified Equity Fund	$140,177	$24,980

The Funds each have a line of credit with US Bank (see Note 8).

Certain officers of the Funds are also employees of USBFS. A Trustee of the Trust is affiliated with USBFS and US Bank.

The Trust’s Chief Compliance Officer is also an employee of USBFS. Each Fund’s allocation of the Trust’s Chief Compliance Officer fee incurred for the year ended August 31, 2017, and owed as of August 31, 2017 is as follows:

	Incurred	Owed
PMC Core Fixed Income Fund	$16,365	$2,829
PMC Diversified Equity Fund	$20,126	$3,496

PMC FUNDS

Notes to Financial Statements, continued
August 31, 2017

(7)	Investment Transactions

Purchases and sales of investment securities (excluding short-term instruments) for the year ended August 31, 2017 are summarized below.

	Core Fixed Income Fund	Diversified Equity Fund
Purchases:
U.S. Government	$418,856,406	$—
Other	191,252,462	828,123,922
Total Purchases	$610,108,868	$828,123,922
Sales
U.S. Government	$348,047,159	$—
Other	184,324,974	749,284,123
Total Sales	$532,372,133	$749,284,123

(8)	Line of Credit

At August 31, 2017, the Core Fixed Income Fund and Diversified Equity Fund had secured lines of credit in the lessor amount of $20,000,000 and $35,000,000, respectively, or 33.33% of the fair value of unencumbered assets of each Fund, as defined, which both mature August 10, 2018. These secured lines of credit are intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The Funds’ securities serve as collateral for the lines of credit. The credit facility is with the Funds’ custodian, US Bank. Interest was scheduled to be incurred at the bank’s prime rate of 3.50% through December 14, 2016, 3.75% from December 15, 2016 through March 15, 2017, 4.00% from March 16, 2017 through June 14, 2017 and 4.25% thereafter. The following table provides information regarding usage of the line of credit for the year ended August 31, 2017.

	Days Utilitized	Average Amount of Borrowing	Interest Expense*	Maximum Amount of Borrowing	Date of Maximum Borrowing
Core Fixed Income Fund	8	$317,750	$247	$979,000	12/5/2016
Diversified Equity Fund	6	$110,667	$ 65	$141,000	11/28/2016

*	Interest expense is reported within Other Expenses on the Statements of Operations.

(9)	Subsequent Events

The Funds have evaluated events and transactions that have occurred subsequent to August 31, 2017 and determined there were no subsequent events that would require recognition or disclosure in financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of PMC Funds and
 Board of Trustees of Trust for Professional Managers:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of PMC Funds, consisting of PMC Diversified Equity Fund and PMC Core Fixed Income Fund (collectively, the “Funds”), each portfolios of the diversified series constituting Trust for Professional Managers, as of August 31, 2017, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2017, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of August 31, 2017, the results of their operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Milwaukee, Wisconsin
 October 26, 2017

BASIS FOR TRUSTEES’ APPROVAL OF INVESTMENT ADVISORY AGREEMENT

The Board of Trustees (the “Trustees”) of Trust for Professional Managers (the “Trust”) met on August 18, 2017 to consider the renewal of the Investment Advisory Agreement (the “Agreement”) between the Trust, on behalf of the PMC Core Fixed Income Fund (the “Core Fixed Income Fund”) and the PMC Diversified Equity Fund (the “Diversified Equity Fund”) (each, a “Fund,” and together, the “Funds”), each a series of the Trust, and Envestnet Asset Management, Inc., the Funds’ investment adviser (the “Adviser”). The Trustees also met at a prior meeting held on June 14, 2017 (the “June 14, 2017 Meeting”) to review materials related to the renewal of the Agreement. Prior to these meetings, the Trustees requested and received materials to assist them in considering the renewal of the Agreement. The materials provided contained information with respect to the factors enumerated below, including a copy of the Agreement, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the renewal of the Agreement, detailed comparative information relating to the Funds’ performance, as well as the management fees and other expenses of the Funds, due diligence materials relating to the Adviser (including a due diligence questionnaire completed on behalf of the Funds by the Adviser, the Adviser’s Form ADV, select financial statements of the Adviser, bibliographic information of the Adviser’s key management and compliance personnel, comparative fee information for the Funds and a summary detailing key provisions of the Adviser’s written compliance program, including its code of ethics) and other pertinent information. The Trustees also received information periodically throughout the year that was relevant to the Agreement renewal process, including performance, management fee and other expense information. Based on their evaluation of the information provided by the Adviser, in conjunction with the Funds’ other service providers, the Trustees, by a unanimous vote (including a separate vote of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)), approved the continuation of the Agreement for an additional one-year term ending August 31, 2018.

DISCUSSION OF FACTORS CONSIDERED

In considering the renewal of the Agreement and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

1.     NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED TO THE FUNDS

The Trustees considered the nature, extent and quality of services provided by Envestnet to the Funds and the amount of time devoted to the Funds’ affairs by Envestnet’s staff. The Trustees considered Envestnet’s specific responsibilities in all aspects of day-to-day management of the Funds, including its recommendations with respect to the hiring, termination or replacement of each of the Fund’s sub-advisers and its oversight of investment strategies implemented by each of the Funds’ sub-advisers. The Trustees also considered the qualifications of key personnel at Envestnet involved in the day-to-day activities of the Funds, including Brandon R. Thomas, who serves as the portfolio manager for the segment of each Fund’s assets managed by Envestnet, and Janis Zvingelis, who serves as a portfolio manager to the PMC Diversified Equity Fund. The Trustees observed that the Adviser does not manage any other accounts that utilize strategies similar to those employed by the Funds. The Trustees reviewed information provided by Envestnet in a due diligence summary, including a summary detailing the key features of Envestnet’s compliance program, and discussed Envestnet’s marketing activity and its continuing commitment to the Funds. The Trustees noted that during the course of the prior year they had met with representatives of Envestnet in person to discuss the Funds’ performance and outlook, along with the marketing and compliance efforts made by Envestnet. The Trustees discussed in detail Envestnet’s handling of compliance matters including the reports of the Trust’s chief compliance officer to the Trustees on the effectiveness of Envestnet’s compliance program and oversight of the compliance programs of the Funds’ sub-advisers. The Trustees concluded that Envestnet had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Agreement and managing the Funds under the “manager of managers” structure and that the nature, overall quality and extent of the management services provided to the Funds, as well as Envestnet’s compliance program, were satisfactory and reliable.

2.     INVESTMENT PERFORMANCE OF THE FUNDS AND ENVESTNET

The Trustees discussed the performance of the Core Fixed Income Fund and the Diversified Equity Fund for the year-to-date, one-year, three-year and five-year periods ended April 30, 2017. In assessing the quality of the portfolio management services delivered by Envestnet under the “manager of managers” structure, the Trustees also compared the short-term and longer-term performance of the Funds on both an absolute basis and in comparison to a benchmark index (the Bloomberg Barclays Capital U.S. Aggregate Bond Index for the Core Fixed Income Fund and the MSCI World Index Net for the Diversified Equity Fund) and in comparison to a peer group of similar funds as constructed by data presented by Morningstar Direct (a peer group of U.S. open-end intermediate-term bond funds for the Core Fixed Income Fund and a peer group of U.S. open-end large blend funds for the Diversified Equity Fund) (each a “Morningstar Peer Group”).

The Trustees noted that the Core Fixed Income Fund’s performance for the year-to-date period ended April 30, 2017 was above its Morningstar Peer Group median. The Trustees further noted that the Core Fixed Income Fund’s performance for each of the one-year, three-year and five-year periods ended April 30, 2017 was below the Morningstar Peer Group median. The Trustees also reviewed the performance of the Core Fixed Income Fund’s performance relative to a subset of twelve funds within the Morningstar Peer Group that also operate under a multi-manager structure (the “Sub-Advised Morningstar Peer Group”). The Trustees noted Core Fixed Income Fund’s performance for the year-to-date and one-year periods ended April 30, 2017 was above its Sub-Advised Morningstar Peer Group median, but below the Sub-Advised Morningstar Peer Group median for the three-year and five-year periods ended April 30, 2017. The Trustees also noted for each of the quarter, one-year and since inception periods ended March 31, 2017, the Core Fixed Income Fund outperformed the Bloomberg Barclays Capital U.S. Aggregate Bond Index, and for the three-year and five-year periods ended March 31, 2017, the Fund underperformed the Bloomberg Barclays Capital U.S. Aggregate Bond Index.

The Trustees noted that the Diversified Equity Fund’s performance for the year-to-date period ended April 30, 2017 was above its Morningstar Peer Group median. The Trustees further noted that the Diversified Equity Fund’s performance for each of the one-year, three-year and five-year periods ended April 30, 2017 was below the Morningstar Peer Group median. The Trustees also reviewed the performance of the Diversified Equity Fund’s performance relative to a subset of nine funds within the Morningstar Peer Group that also operate under a multi-manager structure (the “Sub-Advised Morningstar Peer Group”). The Trustees noted Diversified Equity Fund’s performance for the year-to-date period ended April 30, 2017 was above its Sub-Advised Morningstar Peer Group median, but ranked in the lowest percentile among funds in the Sub-Advised Morningstar Peer Group for the one-year, three-year and five-year periods ended April 30, 2017. The Trustees also noted that for the since-inception period ended March 31, 2017, the Diversified Equity Fund had outperformed the MSCI World Index Net, and for the quarter, one-year, three-year and five-year periods ended March 31, 2017, the Fund underperformed the MSCI World Index Net.

After considering all of the information, the Trustees concluded that the performance obtained by Envestnet for the Funds was satisfactory under current market conditions and that Envestnet has developed the necessary expertise and resources in selecting and managing the sub-advisers to the Funds to provide investment advisory services in accordance with each Fund’s investment objective and strategies. Although past performance is not a guarantee or indication of future results, the Trustees determined that the Funds and their shareholders were likely to benefit from Envestnet’s continued management.

3.     COSTS OF SERVICES PROVIDED AND PROFITS REALIZED BY ENVESTNET

The Trustees considered the cost of services and the structure of Envestnet’s fees, including a review of the expense analyses and other pertinent material with respect to the Funds. The Trustees reviewed the related statistical information and other materials provided, including the comparative expenses, expense components and peer group selections. The Trustees considered the cost structure of each Fund relative to its Morningstar Peer Group and Envestnet’s multi-manager account program, as well as the fee waivers and expense reimbursements of Envestnet. In reviewing the Funds’ fees and total expense structure, the Trustees took into account the Funds’ “manager of managers” structure, noting that Envestnet pays each of the Fund’s sub-advisory fees out of its own management fees, and that the Funds were not directly responsible for payment of any sub-advisory fees.

The Trustees also considered the overall profitability of Envestnet, reviewing Envestnet’s financial information and noting that Envestnet had subsidized the Funds’ operations since their inception and had not yet recouped those subsidies. The Trustees also examined the level of profits that could be expected to accrue to Envestnet from the fees payable under the Agreement and the expense subsidizations undertaken by Envestnet. These considerations were based on materials requested by the Trustees and the Funds’ administrator specifically for the June 14, 2017 meeting and the August 18, 2017 meeting at which the Agreement was formally considered, as well as the reports made by Envestnet over the course of the year.

The Trustees noted that the Core Fixed Income Fund’s contractual management fee of 0.80% was above both its Morningstar Peer Group average of 0.42% and Sub-Advised Morningstar Peer Group average of 0.47%. The Trustees observed that the Core Fixed Income Fund’s total expense ratio (excluding Rule 12b-1 fees and net of fee waivers and expense reimbursements) of 0.75% was above both its Morningstar Peer Group average (which excludes Rule 12b-1 fees) of 0.56% and Sub-Advised Morningstar Peer Group average (which excludes Rule 12b-1 fees) of 0.67%. The Trustees then compared the fees paid by the Core Fixed Income Fund to the fees associated with Envestnet’s equity/balanced separately managed account portfolios.

The Trustees noted that the Diversified Equity Fund’s contractual management fee of 0.95% was above both its Morningstar Peer Group average of 0.61% and Sub-Advised Morningstar Peer Group average of 0.59%. The Trustees observed that the Diversified Equity Fund’s total expense ratio (excluding Rule 12b-1 fees and net of fee waivers and expense reimbursements) of 1.10% was above its Morningstar Peer Group average (which excludes Rule 12b-1 fees) of 0.79% and Sub-Advised Morningstar Peer Group average (which excludes Rule 12b-1 fees) of 0.76%. The Trustees then compared the fees paid by the Diversified Equity Fund to the fees associated with Envestnet’s equity/balanced separately managed account portfolios.

The Trustees concluded that the Funds’ expenses and the management fees paid to Envestnet were fair and reasonable in light of the comparative performance, expense and management fee information and considering the Funds’ “manager of managers” structure. The Trustees further concluded, based on a profitability analysis prepared by the Adviser, that Envestnet’s profit from sponsoring the Funds had not been, and currently was not, excessive and that Envestnet maintained adequate profit levels to support its services to the Funds from the revenues of its overall investment advisory business, despite its subsidies to support the Funds’ operations.

4.     EXTENT OF ECONOMIES OF SCALE AS THE FUNDS GROW

The Trustees compared each Fund’s expenses relative to its peer group and discussed realized and potential economies of scale. The Trustees also reviewed the structures of each Fund’s management fee and whether each Fund was large enough to generate economies of scale for shareholders or whether economies of scale would be expected to be realized as the Funds’ assets grow (and if so, how those economies of scale were being or would be shared with shareholders). The Trustees reviewed all fee waivers and expense reimbursements by Envestnet with respect to the Funds. The Trustees noted that the Funds’ management fee structures contained breakpoint reductions as the Funds’ assets grow in size. The Trustees concluded that Envestnet’s management fee structures and any applicable expense waivers were reasonable and reflected a sharing of economies of scale between Envestnet and the Funds at the Funds’ current asset levels.

5.     BENEFITS DERIVED FROM THE RELATIONSHIP WITH THE FUNDS

The Trustees considered the direct and indirect benefits that could be realized by Envestnet from its association with the Funds. The Trustees also noted that Envestnet receives no soft dollar benefits with respect to its management of the Funds. The Trustees concluded that any benefits Envestnet received from its management of the Funds, including increased name recognition or greater exposure to press coverage, appear to be reasonable, and in many cases may benefit the Funds.

CONCLUSIONS

The Trustees considered all of the foregoing factors. In considering the renewal of the Advisory Agreement, the Trustees did not identify any one factor as all-important, but rather considered these factors collectively in light of each Fund’s surrounding circumstances. Based on this review, the Trustees, including a majority of the Independent Trustees, approved the continuation of the Advisory Agreement for an additional term ending August 31, 2018 as being in the best interests of each Fund and its shareholders.

BASIS FOR TRUSTEES’ APPROVAL OF SUB-ADVISORY AGREEMENTS

The Board of Trustees (the “Trustees”) of Trust for Professional Managers (the “Trust”) met in person at a meeting held on August 18, 2017 to consider the renewal of the sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively, the “Sub-Advisory Agreements”) for the Funds, entered into between the Adviser and certain of the Funds’ sub-advisers (each a “Sub-Adviser, and collectively, the “Sub-Advisers”), specifically Neuberger Berman Investment Advisers LLC (“NBIA”) and Schroder Investment Management North America Inc. (“Schroders”) with respect to the Core Fixed Income Fund, and Delaware Investments Fund Advisers (“DIFA”), Mellon Capital Management Corporation (“Mellon”) and Boston Partners Global Investors, Inc. (“Boston Partners”), with respect to the Diversified Equity Fund. The Trustees also met at a prior meeting held on June 14, 2017 (the “June 14, 2017 Meeting”) to review materials related to the renewal of the Sub-Advisory Agreements. In advance of these meetings, the Trustees requested and received materials to assist them in considering the renewal of the Sub-Advisory Agreements. The materials provided contained information with respect to the factors enumerated below, including copies of the Sub-Advisory Agreements, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the renewal of the Sub-Advisory Agreements, due diligence materials prepared by the Sub-Advisers (including a due questionnaire, Form ADV, bibliographic information of key management and compliance personnel, a compliance program summary and certain specific compliance policies and procedures, including each Sub-Adviser’s code of ethics) and other pertinent information. The Trustees also received information periodically throughout the year that was relevant to the Sub-Advisory Agreement renewal process, including performance information for the Funds. Based on their evaluation of the information provided by the Adviser and the Sub-Advisers, in conjunction with the Funds’ other service providers, the Trustees, by a unanimous vote (including a separate vote of the Independent Trustees), approved the continuation of each Sub-Advisory Agreement for an additional one-year term ending August 31, 2018.

PMC Core Fixed Income Fund
DISCUSSION OF FACTORS CONSIDERED

In considering the renewal of the sub-advisory agreements between Envestnet, on behalf of the PMC Core Fixed Income Fund, and the Core Fixed Income Fund’s sub-advisers, NBIA and Schroders, the Board reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

1.     NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY THE SUB-ADVISERS TO THE FUND

The Trustees considered the nature, extent and quality of services provided by each of NBIA and Schroders to the Core Fixed Income Fund. The Trustees considered NBIA’s responsibilities in its management of Fund assets, as well as the qualifications, experience and responsibilities of Andrew A. Johnson and Thomas J. Marthaler, who serve as the portfolio managers for the segment of the Fund’s assets managed by NBIA, and other key personnel at NBIA. The Trustees also considered Schroders’ responsibilities in its management of Fund assets, as well as the qualifications, experience and responsibilities of Wesley Sparks and Neil Sutherland, who serve as the portfolio managers for the segment of the Fund’s assets managed by Schroders, and other key personnel at Schroders. The Trustees also considered information provided by each of NBIA and Schroders at the June 14, 2017 meeting and the August 18, 2017 meeting at which the Sub-Advisory Agreements were formally considered, relating to each of their investment objectives and strategies for the Fund, brokerage practices and compliance and risk management programs. The Trustees also noted any services that extended beyond portfolio management. The Trustees concluded that NBIA and Schroders had sufficient quality and depth of personnel, resources, investment methods and compliance programs essential to performing their duties under the Sub-Advisory Agreements and that the nature, overall quality and extent of investment management services provided by each of NBIA and Schroders to the Fund were satisfactory.

2.     INVESTMENT PERFORMANCE OF THE FUND AND THE SUB-ADVISERS

The Trustees discussed the Fund’s performance, including the performance relating specifically to each segment of the Fund’s assets managed by NBIA and Schroders, respectively. The Trustees discussed the performance of that segment of the Fund’s portfolio managed by NBIA for the quarter, one-year, three-year, five-year and since inception periods ended March 31, 2017. The Trustees compared the short-term and longer-term performance of that segment of the Fund’s portfolio managed by NBIA on both an absolute basis and in comparison to a benchmark index (the Bloomberg Barclays Capital U.S. Aggregate Bond Index) and in comparison to a composite of NBIA’s separately-managed accounts, as well as a separate sub-advised fund, with similar investment strategies to that applied by NBIA in managing a segment of the Fund’s portfolio. The Trustees noted that, for the quarter, one-year, five-year and since-inception periods ended March 31, 2017, the segment of the Fund’s portfolio managed by NBIA outperformed the benchmark index, but it underperformed the benchmark index for the three-year period ended March 31, 2017. The Trustees noted the performance of the segment of the Fund’s portfolio managed by NBIA was generally in line with performance of the comparable NBIA composite and separate sub-advised fund, with NBIA indicating that the differences in the shorter term performance results were attributable to the Fund’s investment strategy guidelines and cash flows and any differences in longer term performance results were not material on a gross performance basis.

The Trustees discussed the performance of that segment of the Fund’s portfolio managed by Schroders for the quarter, one-year, three-year, five-year and since inception periods ended March 31, 2017. The Trustees compared the short-term and longer-term performance of that segment of the Fund’s portfolio managed by Schroders on both an absolute basis and in comparison to a benchmark index (the Bloomberg Barclays Capital U.S. Aggregate Bond Index) and in comparison to a composite of Schroders’ separately-managed accounts with similar investment strategies to that of the Fund. The Trustees noted the segment of the Fund’s portfolio managed by Schroders outperformed the benchmark index for each of the quarter, one-year, and since inception periods ended March 31, 2017, but underperformed the benchmark index for the three-year and five-year periods ended March 31, 2017. The Trustees also noted the segment of the Fund’s portfolio managed by Schroders was below but in-line with the comparable Schroders composite, with Schroders indicating that any differences were attributable to security selection and the Fund’s investment strategy guidelines and portfolio cash flows.

After considering all the information, the Trustees concluded that the performance obtained by each of NBIA and Schroders for the Fund was satisfactory under current market conditions. Although past performance is not a guarantee or indication of future results, the Trustees determined that the Fund and its shareholders were likely to benefit from the continued management of Fund assets by NBIA and Schroders.

3.     COSTS OF SERVICES PROVIDED AND PROFITS REALIZED BY THE SUB-ADVISERS

The Trustees reviewed and considered the sub-advisory fees payable by Envestnet to NBIA and Schroders under the Sub-Advisory Agreements. The Trustees noted that Envestnet had previously confirmed to the Trustees that the sub-advisory fees payable under the Sub-Advisory Agreements were reasonable in light of the quality of the services performed by each of NBIA and Schroders. Since the sub-advisory fees are paid by Envestnet, the overall advisory fee paid by the Fund is not directly affected by the sub-advisory fees paid to NBIA and Schroders. Consequently, the Trustees did not consider the costs of services provided by each of NBIA and Schroders or the profitability of their relationship with the Fund to be material factors for consideration given that NBIA and Schroders are not affiliated with Envestnet and, therefore, the sub-advisory fees were negotiated on an arm’s-length basis. Based on all these factors, the Trustees concluded that the sub-advisory fees paid to each of NBIA and Schroders by Envestnet were reasonable in light of the services provided by NBIA and Schroders.

4.     EXTENT OF ECONOMIES OF SCALE AS THE FUND GROWS

Since the sub-advisory fees payable to NBIA and Schroders are not paid by the Fund, the Trustees did not consider whether the sub-advisory fees should reflect any potential economies of scale that might be realized as the Fund’s assets increase.

5.     BENEFITS DERIVED FROM THE RELATIONSHIP WITH THE FUND

The Trustees considered the direct and indirect benefits that could be received by each of NBIA and Schroders from their association with the Fund. The Trustees concluded that the benefits that each of NBIA and Schroders may receive, such as greater name recognition and increased ability to obtain research and brokerage services, appear to be reasonable, and in many cases may benefit the Fund.

CONCLUSIONS

The Trustees considered all of the foregoing factors. In considering the renewal of the Sub-Advisory Agreements, the Trustees did not identify any one factor as all-important, but rather considered these factors collectively in light of the Fund’s surrounding circumstances. Based on this review, the Trustees, including a majority of the Independent Trustees, approved the continuation of the Sub-Advisory Agreements for an additional term ending August 31, 2018 as being in the best interests of the Fund and its shareholders.

PMC Diversified Equity Fund
DISCUSSION OF FACTORS CONSIDERED

In considering the renewal of the sub-advisory agreements between Envestnet, on behalf of the PMC Diversified Equity Fund, and the Diversified Equity Fund’s sub-advisers, DIFA, Mellon and Boston Partners, the Board reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

1.     NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY THE SUB-ADVISERS TO THE FUND

The Trustees considered the nature, extent and quality of services provided by each of DIFA, Mellon and Boston Partners to the Diversified Equity Fund. The Trustees considered DIFA’s responsibilities in its management of Fund assets, as well as the qualifications, experience and responsibilities of Francis X. Morris, Michael S. Morris, Christopher S. Adams, Donald G. Padilla and David E. Reidinger, who serve as portfolio managers for the segment of the Fund’s assets managed by DIFA, and other key personnel at DIFA. The Trustees considered Mellon’s responsibilities in its management of Fund assets, as well as the qualifications, experience and responsibilities of Ronald P. Gala, Michael P. Kaminski and William Cazalet, who serve as the portfolio managers for the segment of the Fund’s assets managed by Mellon, and other key personnel at Mellon. The Trustees considered Boston Partners’ responsibilities in its management of Fund assets, as well as the qualifications, experience and responsibilities of Mark E. Donovan and David J. Pyle, who serve as the portfolio managers for the segment of the Fund’s assets managed by Boston Partners, and other key personnel at Boston Partners.

The Trustees also considered information provided by each of DIFA, Mellon and Boston Partners at the June 14, 2017 meeting and the August 18, 2017 meeting at which the Sub-Advisory Agreements were formally considered, relating to each of their investment objectives and strategies for the Fund, brokerage practices and compliance and risk management programs. The Trustees also noted any services that extended beyond portfolio management. The Trustees concluded DIFA, Mellon and Boston Partners had sufficient quality and depth of personnel, resources, investment methods and compliance programs essential to performing their duties under the Sub-Advisory Agreements and that the nature, overall quality and extent of investment management services provided by each of DIFA, Mellon and Boston Partners to the Fund were satisfactory.

2.     INVESTMENT PERFORMANCE OF THE FUND AND THE SUB-ADVISERS

The Trustees discussed the Fund’s performance, including the performance relating specifically to each segment of the Fund’s assets managed by DIFA, Mellon and Boston Partners, respectively. The Trustees discussed the performance of that segment of the Fund’s portfolio managed by DIFA for the quarter, one-year, three-year, five-year and since inception periods ended March 31, 2017. The Trustees compared the short-term and longer-term performance of that segment of the Fund’s portfolio managed by DIFA on both an absolute basis and in comparison to a benchmark index (the Russell 2000 Index) and in comparison to a composite of DIFA’s separately-managed accounts with similar investment strategies to that applied by DIFA in managing a segment of the Fund’s portfolio. The Trustees noted that for the three-year, five-year and since inception periods ended March 31, 2017, the performance for the segment of the Fund’s portfolio managed by DIFA outperformed the Russell 2000 Index. The Trustees also noted that for the quarter and one-year periods ended March 31, 2017, the performance for the segment of the Fund’s portfolio managed by DIFA underperformed the Russell 2000 Index. The Trustees then noted the performance for the segment of the Fund’s portfolio managed by DIFA was generally in-line with the performance of the comparable DIFA composite.

The Trustees discussed the performance of that segment of the Fund’s portfolio managed by Mellon for the quarter, one-year, three-year, five-year and since-inception periods ended March 31, 2017. The Trustees compared the short-term and longer-term performance of that segment of the Fund’s portfolio managed by Mellon on both an absolute basis and in comparison to a benchmark index (the Russell 1000 Growth Index) and in comparison to a composite of Mellon’s separately-managed accounts with similar investment strategies to that applied by Mellon in managing a segment of the Fund’s portfolio. The Trustees noted that for the quarter, three-year, five-year and since inception periods ended March 31, 2017, the performance for the segment of the Fund’s portfolio managed by Mellon outperformed the Russell 1000 Growth Index, and slightly underperformed, but was generally in line with, the Russell 1000 Growth Index for the one-year period ended March 31, 2017. The Trustees then noted the performance for the segment of the Fund’s portfolio managed by Mellon was generally in line with the performance of the comparable Mellon composite.

The Trustees discussed the performance of that segment of the Fund’s portfolio managed by Boston Partners for the quarter, one-year and since inception periods ended March 31, 2017. The Trustees compared the short-term and longer-term performance of that segment of the Fund’s portfolio managed by Boston Partners on both an absolute basis and in comparison to a benchmark index (the Russell 1000 Value Index) and in comparison to a composite of Boston Partners’ separately-managed accounts with similar investment strategies to that applied by Boston Partners in managing a segment of the Fund’s portfolio. The Trustees noted that for the quarter and one-year period ended March 31, 2017, the performance for the segment of the Fund’s portfolio managed by Boston Partners outperformed the Russell 1000 Value Index, but underperformed the Russell 1000 Value Index for the since inception period ended March 31, 2017. The Trustees then noted the performance for the segment of the Fund’s portfolio managed by Boston Partners was generally in-line with the performance of the comparable Boston Partners composite.

After considering all the information, the Trustees concluded that the performance obtained by DIFA, Mellon and Boston Partners for the Fund was satisfactory under current market conditions. Although past performance is not a guarantee or indication of future results, the Trustees determined that the Fund and its shareholders were likely to benefit from the continued management of Fund assets by DIFA, Mellon and Boston Partners.

3.     COSTS OF SERVICES PROVIDED AND PROFITS REALIZED BY THE SUB-ADVISERS

The Trustees reviewed and considered the sub-advisory fees payable by Envestnet to DIFA, Mellon and Boston Partners under the Sub-Advisory Agreements. The Trustees noted that Envestnet had previously confirmed to the Trustees that the sub-advisory fees payable under the Sub-Advisory Agreements were reasonable in light of the quality of the services performed by each of DIFA, Mellon and Boston Partners. Since the sub-advisory fees are paid by Envestnet, the overall advisory fee paid by the Fund is not directly affected by the sub-advisory fees paid to DIFA, Mellon and Boston Partners. Consequently, the Trustees did not consider the costs of services provided by each of DIFA, Mellon and Boston Partners or the profitability of their relationship with the Fund to be material factors for consideration given that DIFA, Mellon and Boston Partners are not affiliated with Envestnet and, therefore, the sub-advisory fees were negotiated on an arm’s-length basis. Based on all these factors, the Trustees concluded that the sub-advisory fees paid to each of DIFA, Mellon and Boston Partners by Envestnet were reasonable in light of the services provided by DIFA, Mellon and Boston Partners.

4.     EXTENT OF ECONOMIES OF SCALE AS THE FUND GROWS

Since the sub-advisory fees payable to of DIFA, Mellon and Boston Partners are not paid by the Fund, the Trustees did not consider whether the sub-advisory fees should reflect any potential economies of scale that might be realized as the Fund’s assets increase.

5.     BENEFITS DERIVED FROM THE RELATIONSHIP WITH THE FUND

The Trustees considered the direct and indirect benefits that could be received by each of DIFA, Mellon and Boston Partners from their association with the Fund. The Trustees concluded that the benefits that each of DIFA, Mellon and Boston Partners may receive, such as greater name recognition and increased ability to obtain research and brokerage services, appear to be reasonable, and in many cases may benefit the Fund.

CONCLUSIONS

The Trustees considered all of the foregoing factors. In considering the renewal of the Sub Advisory Agreements, the Trustees did not identify any one factor as all-important, but rather considered these factors collectively in light of the Fund’s surrounding circumstances. Based on this review, the Trustees, including a majority of the Independent Trustees, approved the continuation of the Sub-Advisory Agreements for an additional term ending August 31, 2018 as being inthe best interests of the Fund and its shareholders.

BASIS FOR TRUSTEES’APPROVAL OF SUB-ADVISORY AGREEMENT WITH EPOCH INVESTMENT PARTNERS, INC.

The Board met in person on April 20, 2017 to consider the initial approval of an investment sub-advisory agreement for the PMC Diversified Equity Fund, entered into between the Adviser and Epoch Investment Partners, Inc. (“Epoch”) (the “Epoch Sub-Advisory Agreement”).  In advance of the meeting, the Trustees requested and received materials to assist them in considering the approval of the Epoch Sub-Advisory Agreement. The materials provided contained information with respect to the factors enumerated below, including copies of the Epoch Sub-Advisory Agreement, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the approval of the Epoch Sub-Advisory Agreement, due diligence materials prepared by Epoch (including a due questionnaire, Form ADV, bibliographic information of key management and compliance personnel, a compliance program summary and certain specific compliance policies and procedures, including the Code of Ethics) and other pertinent information.  Based on their evaluation of the information provided by the Adviser and Epoch, in conjunction with the Fund’s other service providers, the Trustees, by a unanimous vote (including a separate vote of the Independent Trustees), approved the Epoch Sub-Advisory Agreement for an initial two-year term beginning on May 1, 2017.

In considering the Epoch Sub-Advisory Agreement, the Trustees reviewed and analyzed various factors that they determined were relevant.

1.     NATURE, EXTENT AND QUALITY OF TO BE SERVICES PROVIDED BY EPOCH TO THE FUND

The Trustees considered the nature, extent and quality of services to be provided by Epoch to the Fund.  The Trustees considered Epoch’s specific responsibilities in all aspects of day-to-day management of a portion of the Fund’s assets, as well as the qualifications, experience and responsibilities of William J. Booth, Glen Petraglia, Lilian Quah and William W. Priest, who would serve as the portfolio managers for the segment of the Fund’s assets managed by Epoch, and other key personnel at Epoch.  The Trustees concluded that Epoch had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Epoch Sub-Advisory Agreement and that the nature, overall quality and extent of the management services to be provided to the Fund were satisfactory and reliable.

2.     INVESTMENT PERFORMANCE OF EPOCH

In assessing the portfolio management services to be provided by Epoch, the Board considered the qualifications, background and experience of the portfolio managers and the performance of a composite of other accounts managed by Epoch using a similar strategy to that which would be applied to Epoch’s segment of the Fund, as compared to a benchmark index.  The Trustees concluded that the Fund and its shareholders were likely to benefit from Epoch’s management.

3.     COSTS OF SERVICES TO BE PROVIDED AND PROFITABILITY TO BE REALIZED

The Trustees reviewed and considered the sub-advisory fees payable by the Adviser to Epoch under the Epoch Sub-Advisory Agreement.  Since Epoch’s sub-advisory fees would be paid by the Adviser, the overall advisory fee paid by the Fund would not be directly affected by Epoch’s sub-advisory fee. Consequently, the Trustees did not consider the costs of services to be provided by Epoch or its profitability from its relationship with the Fund to be material factors for consideration given that Epoch is not affiliated with the Adviser and, therefore, the sub-advisory fees were negotiated on an arm’s-length basis.  Based on all these factors, the Trustees concluded that the sub-advisory fees to be paid to Epoch by the Adviser were reasonable in light of the services to be provided under the Epoch Sub-Advisory Agreement.

4.     EXTENT OF ECONOMIES OF SCALE TO BE REALIZED

Since the sub-advisory fees payable to Epoch would not be paid by the Fund, the Trustees did not consider whether the sub-advisory fees should reflect any potential economies of scale that might be realized as the Fund’s assets increase.

5.     BENEFITS DERIVED FROM THE RELATIONSHIP WITH THE FUND

The Trustees considered the direct and indirect benefits that could be received by Epoch from its association with the Fund.  The Trustees concluded that the benefits that Epoch may receive, such as greater name recognition and increased ability to obtain research and brokerage services, appear to be reasonable, and in many cases may benefit the Fund.

The recommendation to hire Epoch was made by the Adviser in the ordinary course of its ongoing evaluation of its sub-advisers.  Importantly, the recommendation to hire Epoch to manage a portion of the Fund’s assets was based on an evaluation of the qualifications of Epoch’s investment personnel, investment philosophy and process and long-term performance results, among other factors, including the Adviser’s analysis that Epoch’s investment strategy is complementary to the investment strategy of Fund’s other sub-advisers.

CONCLUSIONS

The Trustees considered all of the foregoing factors.  In considering the Epoch Sub-Advisory Agreement, the Trustees did not identify any one factor as all-important, but rather considered all of these factors collectively in light of the Fund’s surrounding circumstances. Based on this review, the Trustees, including a majority of the Independent Trustees, concluded the approval of the Epoch Sub-Advisory Agreement, including the sub-advisory fees, would be in the best interests of the Fund and its shareholders.

Notice of Privacy Policy & Practices

We collect non-public personal information about you from the following sources:

•	information we receive about you on applications or other forms;
•	information you give us orally; and
•	information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Funds. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility. All shareholder records will be disposed of in accordance with applicable law. We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

PMC FUNDS

Additional Information
(Unaudited)

Tax Information

For the fiscal year ended August 31, 2017, certain dividends paid by the Funds may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Core Fixed Income Fund	0.00%
Diversified Equity Fund	100.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended August 31, 2017 was as follows:

Core Fixed Income Fund	0.00%
Diversified Equity Fund	85.83%

For the fiscal year ended August 31, 2017, taxable ordinary income distributions are designated as short-term capital gain distributions under Internal Revenue Code Section 871(k)(2)(c) for the Funds as follows:

Core Fixed Income Fund	9.10%
Diversified Equity Fund	0.00%

Indemnification

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Information about Trustees

The business and affairs of the Trust are managed under the direction of the Trust’s Board of Trustees. Information pertaining to the Trustees of the Trust is set forth below. The Funds’ Statement of Additional Information includes additional information about the Trust’s Trustees and is available, without charge, upon request by calling (866) PMC-7338.

PMC Funds
Additional Information (Continued)
(Unaudited)

Independent Trustees

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Number of Portfolios in Trust Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Michael D. Akers, Ph.D. 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1955	Trustee	Indefinite Term; Since August 22, 2001	31	Professor, Department of Accounting, Marquette University (2004-present); Chair, Department of Accounting, Marquette University (2004-2017).	Independent Trustee, USA MUTUALS (an open-end investment company with one portfolio).

Gary A. Drska 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1956	Trustee	Indefinite Term; Since August 22, 2001	31	Pilot, Frontier/Midwest Airlines, Inc. (airline company) (1986-present).	Independent Trustee, USA MUTUALS (an open-end investment company with one portfolio).

Jonas B. Siegel 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1943	Trustee	Indefinite Term; Since October 23, 2009	31
Retired (2011-present); Managing Director, Chief Administrative Officer (“CAO”) and Chief Compliance Officer (“CCO”), Granite Capital International Group, L.P. (an investment management firm) (1994-2011).

Independent Trustee, Gottex Trust (an open-end investment company with one portfolio) (2010-2016); Independent Manager, Ramius IDF fund complex (two closed-end investment companies) (2010-2015); Independent Trustee, Gottex Multi-Asset Endowment fund complex (three closed-end investment companies) (2010-2015); Independent Trustee, Gottex Multi- Alternatives fund complex (three closed-end investment companies) (2010-2015).

Interested Trustee and Officers
Joseph C. Neuberger* 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1962	Chairperson and Trustee	Indefinite Term; Since August 22, 2001	31	President (2017-present); Chief Operating Officer (2016-present); Executive Vice President, U.S. Bancorp Fund Services, LLC (1994-2017).	Trustee, Buffalo Funds (an open-end investment company with ten portfolios); Trustee, USA MUTUALS (an open-end investment company with one portfolio).

John P. Buckel 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1957	President and Principal Executive Officer	Indefinite Term; Since January 24, 2013	N/A	Vice President, U.S. Bancorp Fund Services, LLC (2004-present).	N/A

Jennifer A. Lima 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1974	Vice President, Treasurer and Principal Financial and Accounting Officer	Indefinite Term; Since January 24, 2013	N/A	Vice President, U.S. Bancorp Fund Services, LLC (2002-present).	N/A

PMC Funds
Additional Information (Continued)
(Unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Number of Portfolios in Trust Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Elizabeth B. Scalf 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1985	Chief Compliance Officer, Vice President and Anti- Money Laundering Officer	Indefinite Term; Since July 1, 2017	N/A
Vice President, U.S. Bancorp Fund Services, LLC (February 2017- present); Vice President and Assistant CCO, Heartland Advisors, Inc. (December 2016-January 2017); Vice President and CCO, Heartland Group, Inc. (May 2016-November 2016); Vice President, CCO and Senior Legal Counsel (May 2016- November 2016), Assistant CCO and Senior Legal Counsel (January 2016- April 2016), Senior Legal and Compliance Counsel (2013-2015), Legal and Compliance Counsel (2011-2013), Heartland Advisors, Inc.
N/A

Adam W. Smith 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1981	Secretary	Indefinite Term; Since May 29, 2015	N/A	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2012-present).	N/A

Cullen O. Small 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1987	Assistant Treasurer	Indefinite Term; Since January 22, 2015	N/A	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2010-present).	N/A

Kelly A. Burns 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1987	Assistant Treasurer	Indefinite Term; Since April 23, 2015	N/A	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2011-present);	N/A

Melissa Aguinaga 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1987	Assistant Treasurer	Indefinite Term; Since July 1, 2015	N/A	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2010-present).	N/A
*
Mr. Neuberger is an “interested person” of the Trust as defined by the 1940 Act by virtue of the fact that he is a board member and an interested person of Quasar Distributors, LLC which acts as principal underwriter for several series of the Trust, but not the Funds.

A NOTE ON FORWARD LOOKING STATEMENTS

Except for historical information contained in this report for the Funds, the matters discussed in this report may constitute forward-looking statements made pursuant to the safe-harbor provisions of the Securities Litigation Reform Act of 1995. These include any Adviser, sub-adviser or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Funds in the current Prospectus, other factors bearing on this report include the accuracy of the Adviser’s, sub-adviser’s or portfolio manager’s forecasts and predictions, and the appropriateness of the investment programs designed by the Adviser, sub-adviser or portfolio manager to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Funds to differ materially as compared to benchmarks associated with the Funds.

ADDITIONAL INFORMATION

The Funds have adopted proxy voting policies and procedures that delegate to the Adviser the authority to vote proxies. A description of the Funds’ proxy voting policies and procedures is available without charge, upon request, by calling the Funds toll free at (866) PMC-7338. A description of these policies and procedures is also included in the Funds’ Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The Funds’ proxy voting record for the most recent 12-month period ended June 30 is available without charge, either upon request by calling the Funds toll free at (866) PMC-7338 or by accessing the SEC’s website at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC four times each fiscal year at quarter-ends. The Funds file the schedule of portfolio holdings with the SEC on Form N-CSR (second and fourth quarters) and on Form N-Q (first and third quarters). Shareholders may view the Funds’ Forms N-CSR and N-Q on the SEC’s website at http://www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling 1-800-SEC-0330 (general SEC number).

HOUSEHOLDING

In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at (866) PMC-7338 to request individual copies of these documents. Once the Funds receive notice to stop householding, we will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

PMC FUNDS

Investment Adviser	Envestnet Asset Management, Inc. 35 East Wacker Drive, 24th Floor Chicago, Illinois 60601

Legal Counsel	Godfrey & Kahn, S.C. 833 East Michigan Street, Suite 1800 Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm	Deloitte & Touche LLP 555 East Wells Street Milwaukee, Wisconsin 53202

Transfer Agent, Fund Accountant and Fund Administrator	U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, Wisconsin 53202

Custodian	U.S. Bank, N.A. Custody Operations 1555 North RiverCenter Drive Suite 302 Milwaukee, Wisconsin 53212

Distributor	Foreside Fund Services, LLC 3 Canal Plaza, Suite 100 Portland, Maine 04101

This report is intended for shareholders of the Funds and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.  A copy of the registrant’s Code of Ethics is incorporated by reference to the Registrant’s Form N-CSR filed on November 9, 2009.

Item 3. Audit Committee Financial Expert.

The registrant’s board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Dr. Michael Akers is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.  Dr. Akers holds a Ph.D. in accounting and is a professor of accounting at Marquette University in Milwaukee, Wisconsin.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 8/31/2017	FYE 8/31/2016
Audit Fees	$ 56,100	$ 54,500
Audit-Related Fees	$ 3,000	$ 3,000
Tax Fees	$ 11,500	$ 11,160
All Other Fees	$ 0	$ 0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Deloitte & Touche LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 8/31/2017	FYE 8/31/2016
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 8/31/2017	FYE 8/31/2016
Registrant	$ 0	$ 0
Registrant's Investment Adviser	$ 0	$ 0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the last fiscal half-year covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed November 9, 2009.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)   Trust for Professional Managers

By (Signature and Title)*  /s/ John Buckel
John Buckel, President

Date     12/4/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*   /s/ John Buckel
John Buckel, President

Date     12/4/2017

By (Signature and Title)*   /s/ Jennifer Lima
Jennifer Lima, Treasurer

Date     12/4/2017

* Print the name and title of each signing officer under his or her signature.